OMB APPROVAL

OMB Number: 3235-0570

Expires: July 31, 2022

Estimated average burden hours per response...20.6

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices)(Zip code)

Kevin S. Thompson

Chief Legal Officer

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant’s telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Annual Report
October 31, 2019

Madison Conservative Allocation Fund

Madison Moderate Allocation Fund

Madison Aggressive Allocation Fund

Madison Government Money Market Fund

Madison Tax-Free Virginia Fund

Madison Tax-Free National Fund

Madison High Quality Bond Fund

Madison Core Bond Fund

Madison Corporate Bond Fund

Madison High Income Fund

Madison Diversified Income Fund

Madison Covered Call & Equity Income Fund

Madison Dividend Income Fund

Madison Large Cap Value Fund

Madison Investors Fund

Madison Mid Cap Fund

Madison Small Cap Fund

Madison International Stock Fund

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies from Madison Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Madison Funds website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you can update your mailing preferences with your financial intermediary, or enroll in e-delivery at madisonfunds.com (for accounts held directly with the funds).

You may elect to receive all future reports in paper free of charge by calling Madison Funds at (800) 877-6089 if you hold shares directly with the funds. Your election to receive reports in paper will apply to all funds held with Madison Funds. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Madison Funds  |  October 31, 2019

Although each fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular fund, group of funds or list of funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the funds.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within this report. Performance data shown represents past performance, past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Management’s Discussion of Fund Performance (unaudited)

Period in Review

The one-year period ended October 31, 2019 was a solid one for both domestic stocks and bonds. The S&P 500® Index returned 14.33% for the year, with positive returns in 2019 offsetting weakness in the final months of 2018. The Barclays Aggregate Index had a banner 11.51% one-year period as rates drifted lower throughout the period. The yield on the 10-year Treasury began the period near a multi-year high at 3.14% and ended the period at 1.69%, up from the period low of 1.46% on September 3, 2019. International returns were positive as well, as the broad MSCI EAFE Index (net) rose 11.04%, somewhat behind the U.S. market, reflecting the relative strength of the U.S. economy compared to most of the rest of the world.

The Federal Reserve (Fed) Board initiated three “insurance” rate cuts during the one-year period, seeking to insulate the current economic expansion against growing headwinds. This was accompanied with debate over the source of slowing growth and how much monetary policy can help. Indeed, Fed Chairman Powell characterized their actions as a mid-cycle adjustment. However, it is important to note that the decision to cut rates and the magnitude of the adjustment, was not unanimous amongst the voting Fed members. The division over the appropriate policy level of rates was driven by disagreement about how far along we were in this economic cycle as well as uncertainty about the root cause of the sub-par growth. We believe that interest rates, particularly following two additional 0.25% cuts, are now quite accommodative.

All of these positive index numbers should not suggest indiscriminate advances for all securities. In fact, the returns were often quite varied across asset classes, based on stock size and sector, and for bonds, based on quality. Much of the stock market return was concentrated in a select number of large stocks, primarily in the technology and social networking arena. Smaller stocks in aggregate trailed the overall market with the Russell Midcap® Index returning 13.72% and the Russell 2000® Index of small-cap stocks returning just 4.90%.

Technology stocks advanced 22.5% during the year, while the Energy Sector struggled, losing -10.6%. The Energy Sector is particularly vulnerable to global economic weakness and there was considerable evidence of that weakness, as central banks in Europe and Japan continued to apply maximum stimulation, including negative rates on bonds. The Chinese economy, the world’s second largest, had been slowing for some time, and 2019 reports indicated that its rate of growth was the slowest since the early 1990s as it faced domestic issues and the impact of the U.S.-led trade war. The Health Care Sector was another drag on index performance as it returned 8.6%, in part due to the overhang of promised health care reform by the leading Democratic presidential candidates.

While employment numbers and the related consumer confidence numbers continued to be robust, the quality of those jobs has been debated. Manufacturing and capital expenditures showed increasing strains through the period as uncertainty over trade policies cast a shadow over many global businesses. The Fed monitors these indicators carefully and showed its concern by lowering interest rates by a quarter of a percent three times in 2019. Partly due to these rate reductions, the yield curve inverted in August, when short term bonds break the normal mold by yielding more than longer-term bonds. While the actual inversion was very short-lived, it raised further concerns about the future economy, since recessions often are preceded by this effect (although the reverse is not always true when it comes to inversions predicting recessions).

Looking ahead we share the general concerns over the unpredictable tariff and trade war situation, the economic troubles abroad and the unknown effects of what is almost certain to be a divisive presidential campaign. We believe that uncertain times are when you are most likely to be best served by the kind of careful attention to individual securities and broad trends through active management that we apply across all of the Madison Funds.

Madison Funds  |  Management’s Discussion of Fund Performance - continued  |  October 31, 2019

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds invest primarily in shares of registered investment companies (the “Underlying Funds”). The funds are diversified among a number of asset classes and their allocation among Underlying Funds are based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

●	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
●	Scenario analysis– historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the funds under different economic and market conditions.
●	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	10.37	5.85	4.34	5.57	4.06	3.77	3.12	4.95
Class B Shares[3]	9.51	5.04	3.55	4.95	5.01	3.97	3.20	4.95
Class C Shares[4]	9.50	5.04	3.55	4.78	8.50	5.04	3.55	4.78
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	11.82	3.38	3.32	3.77	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	12.37	6.65	5.20	6.46	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Conservative Allocation Fund (Class A at NAV) returned 10.37% for the one-year period, compared to its Conservative Allocation Custom benchmark’s 12.37%. The Fund’s peer group, Morningstar Allocation 30-50% Equity, returned 9.31%. Major asset classes posted double digit returns over the trailing year; U.S. equities (Russell 3000 Index) 13.5%, International equities (MSCI ACWI ex USA Index) 11.3% and U.S. bonds (Bloomberg Barclays U.S. Aggregate Bond Index) 11.5%. However, when measuring performance over a relatively short period of time, the starting date can mask the larger picture. Case-in-point, equity markets had experienced a material correction in October 2018, with U.S. stocks declining -7.4% and International stocks dropping -8.1%. Recalculating returns to include this downdraft results in 13-month returns of 5.1% for U.S. stocks, and 2.2% for International equities. Starkly different results, and as more defensively-minded practitioners, the protection we provided in a very challenging month was lost to the turning of the calendar.

As alluded to above, the greatest detractor to performance was the Fund’s defensive positioning. The Fund carried high cash allocations throughout the period due to our concerns over slowing global growth and declining U.S. corporate earnings expectations. However, despite a couple brief periods of trade-war concerns, markets have generally looked past the deteriorating economic and earnings outlook and focused instead on easier monetary policy by central banks to push equities to record levels. Interestingly, the Fund’s single largest contribution came from our long-term U.S. Treasury position, which returned over 27% for the period, as interest rates plunged during this risk-on period. Exceptionally strong performance from our core U.S. equity holdings, as well as relative overweight allocations to U.S. large cap versus small cap, and U.S. versus international equities helped offset our risk-light positioning.

Moving forward we see little reason to move away from our guarded posturing. Global economic growth remains weak, the U.S./China trade war continues to linger, and 2019 U.S. earnings growth expectations have declined from over 10% year-over-year to below 2% year-over-year in the past 12 months. Further, analysts are expecting 10% earnings growth for 2020, which seems highly unlikely given below average economic growth and increased wage pressures. It seems unusual that markets would continue to march to all-time highs given this backdrop. The markets appear to be more concerned with increased central bank intervention than economic growth and fundamentals. Given our participate and protect philosophy, and what we are seeing in the data and valuations, we believe it is prudent to be vigilant in our risk taking.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Bond Funds	65.4%
Foreign Stock Funds	5.6%
Short-Term Investments	16.7%
Stock Funds	23.5%
Net Other Assets and Liabilities	(11.2)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Madison Core Bond Fund Class Y	17.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75%	11.2%
Vanguard Short-Term Corporate Bond ETF	11.2%
Vanguard Short-Term Treasury ETF	11.0%
Baird Aggregate Bond Fund Institutional Shares	9.5%
Madison Investors Fund Class Y	8.3%
Madison Dividend Income Fund Class Y	8.2%
Madison Corporate Bond Fund Class Y	6.1%
iShares 7-10 Year Treasury Bond ETF	5.7%
iShares 20+ Year Treasury Bond ETF	4.9%

Madison Funds  |  Management’s Discussion of Fund Performance - continued  |  October 31, 2019

MADISON MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	10.69	7.98	5.63	7.38	4.30	5.88	4.38	6.74
Class B Shares[3]	9.79	7.18	4.84	6.73	5.29	6.16	4.53	6.73
Class C Shares[4]	9.78	7.17	4.84	6.58	8.78	7.17	4.84	6.58
S&P 500® Index	14.33	14.91	10.78	13.70	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	12.73	8.98	6.50	8.29	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Moderate Allocation Fund (Class A at NAV) returned 10.69% for the one-year period, compared to its Moderate Allocation Custom benchmark’s 12.73%. The Fund’s peer group, Morningstar Allocation 50-70% Equity, returned 10.11%. Major asset classes posted double digit returns over the trailing year; U.S. equities (Russell 3000 Index) 13.5%, International equities (MSCI ACWI ex USA Index) 11.3% and U.S. bonds (Bloomberg Barclays U.S. Aggregate Bond Index) 11.5%. However, when measuring performance over a relatively short period of time, the starting date can mask the larger picture. Case-in-point, equities markets had experienced a material correction in October 2018, with U.S. stocks declining -7.4% and International stocks dropping -8.1%. Recalculating returns to include this downdraft results in 13-month returns of 5.1% for U.S. stocks and 2.2% for International equities. Starkly different results, and as more defensively-minded practitioners, the protection we provided in a very challenging month was lost to the turning of the calendar.

As alluded to above, the greatest detractor to performance was the Fund’s defensive positioning. The Fund carried high cash allocations throughout the period due to our concerns over slowing global growth and declining U.S. corporate earnings expectations. However, despite a couple brief periods of trade-war concerns, markets have generally looked past the deteriorating economic and earnings outlook and focused instead on easier monetary policy by central banks to push equities to record levels. Interestingly, one of the Fund’s largest contributions came from our long-term U.S. Treasury position, which returned over 27% for the period, as interest rates plunged during this risk-on period. Exceptionally strong performance from our core U.S. equity holdings, as well as relative overweight allocations to U.S. large cap versus small cap, and U.S. versus international equities helped offset our risk-light positioning.

Moving forward we see little reason to move away from our guarded posturing. Global economic growth remains weak, the U.S./China trade war continues to linger, and 2019 US earnings growth expectations have declined from over 10% year-over-year to below 2% year-over-year in the past 12 months. Further, analysts are expecting 10% earnings growth for 2020, which seems highly unlikely given below average economic growth and increased wage pressures. It seems unusual that markets would continue to march to all-time highs given this backdrop. The markets appear to be more concerned with increased central bank intervention than economic growth and fundamentals. Given our participate and protect philosophy, and what we are seeing in the data and valuations, we believe it is prudent to be vigilant in our risk taking.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Bond Funds	41.1%
Foreign Stock Funds	9.5%
Short-Term Investments	11.8%
Stock Funds	41.2%
Net Other Assets and Liabilities	(3.6)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Madison Investors Fund Class Y	13.5%
Madison Dividend Income Fund Class Y	13.3%
Madison Core Bond Fund Class Y	11.6%
Vanguard Short-Term Corporate Bond ETF	9.8%
Baird Aggregate Bond Fund Institutional Shares	6.2%
Vanguard Short-Term Treasury ETF	6.1%
iShares Edge MSCI Minimum Volatility EAFE ETF	5.1%
iShares Edge MSCI Minimum Volatility USA ETF	4.0%
Madison Mid Cap Fund Class Y	3.9%
iShares 20+ Year Treasury Bond ETF	3.7%

MADISON AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Aggressive Allocation Fund - continued  |  October 31, 2019

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	10.93	9.62	6.57	8.70	4.58	7.47	5.32	8.05
Class B Shares[3]	10.12	8.80	5.77	8.05	5.63	7.80	5.48	8.05
Class C Shares[4]	10.11	8.79	5.77	7.88	9.11	8.79	5.77	7.88
S&P 500 Index	14.33	14.91	10.78	13.70	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	12.87	10.81	7.47	9.69	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Aggressive Allocation Fund (Class A at NAV) returned 10.93% for the one-year period, compared to its Aggressive Allocation Custom benchmark’s 12.87%. The Fund’s peer group, Morningstar Allocation: 70-85% Equity, returned 9.58%. Major asset classes posted double digit returns over the trailing year; U.S. equities (Russell 3000 Index) 13.5%, International equities (MSCI ACWI ex USA Index) 11.3% and U.S. bonds (Bloomberg Barclays U.S. Aggregate Bond Index) 11.5%. However, when measuring performance over a relatively short period of time, the starting date can mask the larger picture. Case-in-point, equities markets had experienced a material correction in October 2018, with U.S. stocks declining -7.4% and International stocks dropping -8.1%. Recalculating returns to include this downdraft results in 13-month returns of 5.1% for U.S. stocks and 2.2% for International equities. Starkly different results, and as more defensively-minded practitioners, the protection we provided in a very challenging month was lost to the turning of the calendar.

As alluded to above, the greatest detractor to performance was the Fund’s defensive positioning. The Fund carried high cash allocations throughout the period due to our concerns over slowing global growth and declining U.S. corporate earnings expectations. However, despite a couple brief periods of trade-war concerns, markets have generally looked past the deteriorating economic and earnings outlook and focused instead on easier monetary policy by central banks to push equities to record levels. Interestingly, one of the Fund’s largest contributions came from our long-term U.S. Treasury position, which returned over 27% for the period, as interest rates plunged during this risk-on period. Exceptionally strong performance from our core U.S. equity holdings, as well as relative overweight allocations to U.S. large cap versus small cap, and U.S. versus international equities helped offset our risk-light positioning.

Moving forward we see little reason to move away from our guarded posturing. Global economic growth remains weak, the U.S./China trade war continues to linger, and 2019 US earnings growth expectations have declined from over 10% year-over-year to below 2% year-over-year in the past 12 months. Further, analysts are expecting 10% earnings growth for 2020, which seems highly unlikely given below average economic growth and increased wage pressures. It seems unusual that markets would continue to march to all-time highs given this backdrop. The markets appear to be more concerned with increased central bank intervention than economic growth and fundamentals. Given our participate and protect philosophy, and what we are seeing in the data/valuations, we believe it is prudent to be vigilant in our risk taking.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Bond Funds	21.6%
Foreign Stock Funds	14.3%
Short-Term Investments	11.4%
Stock Funds	52.8%
Net Other Assets and Liabilities	(0.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Madison Investors Fund Class Y	15.6%
Madison Dividend Income Fund Class Y	15.6%
iShares Edge MSCI Minimum Volatility EAFE ETF	7.1%
Madison Core Bond Fund Class Y	6.8%
Madison Mid Cap Fund Class Y	6.2%
Vanguard Short-Term Corporate Bond ETF	5.7%
iShares Edge MSCI Minimum Volatility USA ETF	5.4%
Vanguard FTSE All-World ex-U.S. ETF	5.1%
Vanguard Short-Term Treasury ETF	5.0%
iShares Core S&P 500 ETF	3.8%

MADISON GOVERNMENT MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Government Money Market Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities, including but not limited to the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporate, and Federal Farm Credit Banks.

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less.

PERFORMANCE DISCUSSION

The Madison Government Money Market (Class A at NAV) returned 1.75% for the one-year period. The Fund’s peer group, Morningstar Taxable Money Market returned 1.84%. The unmanaged, fee-free return of the Fund’s 90-day U.S. Treasury Bill benchmark returned 2.35%. For many years following the 2008 financial crisis, the Federal Reserve (Fed) pinned rates near zero. Since money market rates are closely associated with the Fed funds rate, Madison Government Money Market paid no dividends for much of this period. In late 2015 the Fed moved the funds rate up a quarter percent and continued to gradually increase the rate nine times, to a range of 2.25% to 2.5%, including three rate increases in 2019. However, concern about global and domestic economic growth prompted the Fed to lower rates a quarter percent in July, 2019, the first rate drop in a decade, and proceeded to make two more rate cuts through September. These actions had the effect of reducing the rate of return for Government Money Market, which ended the period with a SEC yield of 1.32%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Fannie Mae	26.0%
Federal Home Loan Bank	27.4%
Freddie Mac	28.9%
Short-Term Investments	3.3%
U.S. Treasury Notes	14.4%

MADISON TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Tax-Free Virginia Fund - continued  |  October 31, 2019

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	7.78	2.24	2.41	3.07
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	8.65	3.25	3.19	4.04

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free Virginia Fund (Class Y) returned 7.78% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned 8.65%. The Morningstar Municipal Single State Intermediate peer group returned 7.33% for the period.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and security selection within the BBB quality bucket. Specific to maturity profile, the Fund benefited from the less-than-benchmark exposure to maturities less than five years as well as its slightly higher exposure to maturities between eight and 17 years where the yield curve was more positively sloped. Also additive to return was the Fund’s allocation to local general obligation bonds and revenue bonds which outperformed general obligations issued by the state of Virginia. Although the Fund was less exposed to BBB-rated issues, positive relative performance was generated by the Fund’s lower quality securities which held their value better as risk premiums shifted.

The municipal bond market has benefited from the favorable U.S. economic environment as evidenced by increasing state and local tax receipts as well as benign default trends. Most state and local governments appear to be on solid financial footing with no immediate need to battle budget woes. Fortunately for these issuers, history suggests tax receipts are likely to keep growing until the U.S. economy contracts. However, over the longer term we believe many municipalities are faced with not necessarily new but difficult challenges such as limited federal funding, unfunded pension liabilities and climate-related events. Typically, these general obligations issuers have enough time to formulate and implement corrective actions.

We envision demand for tax-exempt securities to remain robust during the coming quarters as higher wage earners reposition assets to lessen federal taxes. Lower corporate tax rates amplify the likelihood institutional investors will have a diminished appetite for federally tax-exempt holdings. This is especially true for banks which have reduced muni holdings in recent quarters. The supply of muni bonds is apt to remain in-line with investor demand as issuers take advantage of lower interest rates by refunding higher cost debt and funding approved projects. However, we anticipate tax-exempt investors will become more attentive to the absolute level of yields as well as relative valuations versus other fixed income sectors.

In general, investors seem to be geared towards locking in the highest yields possible while dismissing signs of potential trouble spots percolating within the muni market. While it is true muni defaults are rare, the number of impairments is experiencing an upsurge. The good news is a vast majority of impairments and defaults are within the riskiest sectors including retirement communities, local housing, land secured, charter schools and hospitals. Without taking uncompensated risk, we foresee tax-exempt investors taking advantage of the upward sloping muni curve by positioning a portion of holdings beyond 12 years. In addition, the nearly identical yields for munis with maturities less than seven years poses an opportunity for investors to reposition five-to-seven-year paper into shorter maturities. The result of this two-pronged approach is a barbell portfolio (e.g. a portfolio with limited intermediate maturities). Lastly, we believe uncertainties about the economy and investors’ potential reactions to tax-exempt headlines warrants swapping lower quality holdings into higher quality credits.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Airport	3.2%
Development	3.2%
Education	10.4%
Facilities	6.5%
General	15.4%
General Obligation	28.2%
Medical	7.3%
Power	1.5%
Transportation	9.4%
Utilities	1.5%
Water	10.7%
Net Other Assets and Liabilities	2.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.1%
County of Arlington VA, 5.0%, 8/15/30	3.3%
James City County Economic Development Authority, 5.0%, 6/15/30	2.9%
Metropolitan Washington Airports Authority Revenue, 5.0%, 10/1/43	2.7%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.7%
City of Norfolk VA, 5.0%, 8/1/47	2.6%
Commonwealth of Virginia, 5.0%, 6/1/23	2.6%
County of Henrico VA Water & Sewer Revenue, 4.0%, 5/1/32	2.6%
Hampton Roads Transportation Accountability Commission, 5.0%, 7/1/42	2.6%
Virginia College Building Authority, 5.0%, 2/1/23	2.5%

MADISON TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Tax-Free National Fund - continued  |  October 31, 2019

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	8.20	2.37	2.69	3.35
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	8.65	3.25	3.19	4.04

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free National Fund (Class Y) returned 8.20% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned 8.65%. The Morningstar Muni National Long peer group returned 9.96%.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and security selection within the BBB quality bucket. Specific to maturity profile, the Fund benefited from the less than benchmark exposure to maturities less than five years as well as its slightly higher exposure to maturities between eight and 17 years where the yield curve was more positively sloped. Also additive to return was the Fund’s allocation to local general obligation bonds and revenue bonds which handily outperformed comparable state general obligations. Although the Fund was less exposed to BBB-rated issues, positive relative performance was generated by the Fund’s lower quality securities which held their value better as risk premiums shifted.

The municipal bond market has benefited from the favorable U.S. economic environment as evidenced by increasing state and local tax receipts as well as benign default trends. Most state and local governments appear to be on solid financial footing with no immediate need to battle budget woes. Fortunately for these issuers, history suggests tax receipts are likely to keep growing until the U.S. economy contracts. However, over the longer term we believe many municipalities are faced with not necessarily new but difficult challenges such as limited federal funding, unfunded pension liabilities and climate-related events. Typically, these general obligations issuers have enough time to formulate and implement corrective actions.

We envision demand for tax-exempt securities to remain robust during the coming quarters as higher wage earners reposition assets to lessen federal taxes. Lower corporate tax rates amplify the likelihood institutional investors will have a diminished appetite for federally tax-exempt holdings. This is especially true for banks which have reduced muni holdings in recent quarters. The supply of muni bonds is apt to remain in-line with investor demand as issuers take advantage of lower interest rates by refunding higher cost debt and funding approved projects. However, we anticipate tax-exempt investors will become more attentive to the absolute level of yields as well as relative valuations versus other fixed income sectors.

In general, investors seem to be geared towards locking in the highest yields possible while dismissing signs of potential trouble spots percolating within the muni market. While it is true muni defaults are rare, the number of impairments is experiencing an upsurge. The good news is a vast majority of impairments and defaults are within the riskiest sectors including retirement communities, local housing, land secured, charter schools and hospitals. Without taking uncompensated risk, we foresee tax-exempt investors taking advantage of the upward sloping muni curve by positioning a portion of holdings beyond 12 years. In addition, the nearly identical yields for munis with maturities less than seven years poses an opportunity for investors to reposition five-to-seven-year paper into shorter maturities. The result of this two-pronged approach is a barbell portfolio (e.g. a portfolio with limited intermediate maturities). Lastly, we believe uncertainties about the economy and investors’ potential reactions to tax-exempt headlines warrants swapping lower quality holdings into higher quality credits.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Alabama	3.1%
Arkansas	0.9%
California	0.6%
Colorado	2.1%
Florida	7.2%
Georgia	3.7%
Hawaii	2.2%
Idaho	2.3%
Illinois	8.6%
Indiana	2.5%
Iowa	2.0%
Kansas	3.6%
Kentucky	2.2%
Michigan	3.1%
Mississippi	2.5%
Missouri	2.0%
New Jersey	5.5%
New York	4.2%
North Carolina	3.7%
Ohio	2.4%
Oklahoma	4.6%
Pennsylvania	1.8%
South Carolina	1.1%
Tennessee	2.3%
Texas	9.5%
Utah	1.6%
Virginia	6.8%
Washington	1.0%
West Virginia	2.3%
Wisconsin	1.9%
Net Other Assets and Liabilities	2.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
City of Austin TX, General Obligation, 5.0%, 9/1/26	2.8%
Cook County School District No. 111, General Obligation, 5.0%, 12/1/35	2.7%
Hampton Roads Sanitation District, 5.0%, 10/1/36	2.7%
Western Regional Jail Authority, 5.0%, 12/1/34	2.6%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.5%
Vanderburgh County Redevelopment District, 5.0%, 2/1/26	2.5%
Caddo County Governmental Building Authority Revenue, 5.0%, 9/1/40	2.5%
Medical Center Educational Building Corp., 5.0%, 6/1/30	2.5%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.4%
Orlando Utilities Commission, 5.0%, 10/1/22	2.4%

MADISON HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objective through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

Madison Funds  |  Management’s Discussion of Fund Performance - Madison High Quality Bond Fund - continued  |  October 31, 2019

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	6.43	1.81	1.64	1.85
Bloomberg Barclays U.S. Intermediate Govt/Credit A+ Bond Index	8.18	2.35	2.36	2.71

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Quality Bond Fund (Class Y) returned 6.43% for the one-year period, lagging the benchmark Bloomberg Barclays U.S. Intermediate Government/Credit A+ Bond Index, which returned 8.18%. The Fund outperformed the Morningstar Short-Term Bond category peer group’s return of 4.85% over the same period.

Relative performance over this period was largely a duration story. In a period of falling interest rates, the value of longer bonds with a built-in yield advantage rises. Longer bonds, in general, outperformed shorter bonds. As a result, Fund performance versus the benchmark was adversely impacted by its relatively conservative duration posture over the trailing 12-month period. The largest impact was a result of underweighting 7-10 year Treasury securities as they rallied sharply over the period. Conversely the Fund is currently in the Morningstar Short-Term Bond category which it outperformed as a result of having a longer average duration than the typical Fund within that category.

The past twelve months have brought increased volatility to financial markets as heightened domestic and geopolitical uncertainty cast doubt upon growth prospects around the world. Against this backdrop, central banks around the world extended their efforts to ease monetary policy. Citing slowing global growth and uncertainties around trade, the Federal Reserve Bank (Fed) pivoted toward more accommodative policy as they lowered the federal funds rate three times in 2019 at the July, September, and October Federal Open Market Committee (FOMC) meetings, bringing the target range to 1.50%-1.75%.

In response, Treasury yields moved sharply lower over the period. The 10-year Treasury note which began the period at 2.85%, traded as low as 1.46% in early September before closing the period at 1.49%, a decline of nearly 133 basis points (a basis point is one one-hundredth of a percent). Lower yields translated into positive returns for bond holders over the period. Overall, fixed income returns remain strong across asset classes for the trailing twelve-month period with the highest relative returns going to longer, lower quality, asset classes.

Fixed income investors have been rewarded handsomely over the past year, as yields have fallen, enjoying above-average returns. From this point forward, yields appear fully valued, elevating risk levels. With that in mind, our intent at the end of the period was to position portfolios with a defensive duration posture and high-quality bias designed to protect principal should rates rise or volatility increase.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Consumer Discretionary	2.3%
Consumer Staples	1.6%
Energy	1.4%
Fannie Mae	4.4%
Financials	18.8%
Freddie Mac	4.5%
Health Care	3.4%
Industrials	0.6%
Information Technology	11.5%
Short-Term Investments	4.5%
U.S. Treasury Notes	48.5%
Net Other Assets and Liabilities	(1.5)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
U.S. Treasury Note, 2.375%, 5/15/27	5.2%
U.S. Treasury Note, 2.125%, 5/15/25	4.6%
Freddie Mac, 2.375%, 1/13/22	4.5%
Fannie Mae, 1.375%, 10/7/21	4.4%
U.S. Treasury Note, 1.625%, 3/15/20	3.9%
U.S. Treasury Note, 2.375%, 8/15/24	3.7%
U.S. Treasury Note, 2.750%, 11/15/23	3.5%
U.S. Treasury Note, 2.625%, 11/15/20	3.4%
U.S. Treasury Note, 2.500%, 8/15/23	3.4%
U.S. Treasury Note, 3.625%, 2/15/20	3.3%

MADISON CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 4/19/13 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	10.37	2.85	2.81	2.79	–	5.40	1.28	1.88	2.31
Class B Shares[3]	9.65	2.08	2.07	2.17	–	5.15	0.95	1.69	2.17
Class Y Shares[6]	10.67	3.12	3.09	3.05	–	–	–	–	–
Class R6 Shares[7]	10.82	3.23	3.20	–	2.65	–	–	–	–
Bloomberg Barclays U.S. Aggregate Bond Index	11.51	3.29	3.24	3.73	2.82	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Core Bond Fund - continued  |  October 31, 2019

The Madison Core Bond Fund (Class Y) returned 10.67% for the one-year period, lagging the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index®, which gained 11.51%. The Fund outperformed the Morningstar Intermediate Core Bond peer group, which gained 10.23% for the period.

The primary drivers of Fund performance versus the benchmark over the last year was owning longer maturity Treasuries as well as shorter maturity corporate and securitized bonds. Performance was also impacted by the yield advantage over the benchmark. The Fund had a yield advantage of thirty basis points (a basis point is one one-hundredth of a percent) during the last year. This was primarily due to an overweight to corporate and securitized bonds. The Fund also held a small position in high-yield corporate bonds which helped the overall portfolio yield.

The Fund’s securitized bond allocation underperformed the Bloomberg Barclay’s U.S. Securitized Index® over the one-year period. The Fund’s positions in non-agency mortgage backed securities (MBS) and an overweight to fifteen-year MBS both detracted from performance. A significant amount of the non-agency MBS owned was backed by borrowers with large mortgage balances. As interest rates fell, the incentive for these borrowers to refinance increased thus reducing the value of non-agency MBS. The Fund’s allocation to fifteen-year and twenty-year MBS dragged on performance given the underperformance versus thirty-year MBS on a total return basis given falling interest rates.

Finally, the Fund benefited from a slightly longer duration on average during the trailing one-year period. Since October 2018, the two-year, ten-year and thirty-year Treasury yields fell 134, 145 and 121 basis points, respectively. The Fund’s duration was between 95% and 105% of the benchmark’s over the last year. The Fund has an overweight to twenty and thirty-year Treasury bonds which performed well over the last year given lower inflation and slowing economic growth.

Looking forward, the Fund’s managers plan to reduce exposure to corporate bonds given historically tight valuations and slightly worsening fundamentals. Any proceeds from the sale of corporate bond will likely be used to buy more MBS and Treasuries to increase the overall quality of the Fund.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Asset Backed Securities	4.7%
Collateralized Mortgage Obligations	5.8%
Commercial Mortgage-Backed Securities	3.5%
Corporate Notes and Bonds	23.8%
Long Term Municipal Bonds	1.3%
Mortgage Backed Securities	20.1%
Short-Term Investments	3.5%
U.S. Government and Agency Obligations	33.8%
Net Other Assets and Liabilities	3.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
U.S. Treasury Notes, 2.625%, 2/15/29	3.7%
U.S. Treasury Notes, 2.0%, 11/15/21	3.3%
U.S. Treasury Notes, 3.125%, 5/15/21	2.7%
U.S. Treasury Notes, 2.125%, 3/31/24	2.3%
U.S. Treasury Notes, 2.625%, 11/15/20	2.0%
U.S. Treasury Notes, 2.875%, 5/15/28	1.8%
U.S. Treasury Notes, 1.500%, 8/15/26	1.7%
U.S. Treasury Bonds, 3.750%, 8/15/41	1.7%
U.S. Treasury Bonds, 3.0%, 5/15/45	1.5%
U.S. Treasury Bonds, 4.500%, 5/15/38	1.4%

MADISON CORPORATE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the Fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The Fund expects to maintain an average overall portfolio quality of BBB or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Bloomberg Barclays U.S. Corporate Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	14.32	4.48	4.25	4.32
Bloomberg Barclays U.S. Corporate Bond Index	15.37	5.00	4.64	5.55

See accompanying Notes to Management’s Discussion of Fund Performance.

It was a strong year for corporate bond returns as Madison Corporate Bond Fund (Class Y) returned 14.32% for the period, trailing its benchmark, the Bloomberg Barclays U.S. Corporate Bond Index, which returned 15.37%. The Fund’s Morningstar Corporate Bond peer group returned 13.29% for the same period. Versus its benchmark, the Fund benefited from its overweight of BBB securities and some new issue purchases, where yield premiums were more attractive than those available in the secondary market. However, the Fund was negatively impacted by its lower duration than the benchmark and its underweight to the thirty-year part of the yield curve. Interest rates fell significantly during the past year, which caused longer-term securities to significantly outperform shorter-term securities. Despite having a lower duration than the benchmark, the Fund’s yield to maturity is close to the benchmark. Versus the peer group, the Fund outperformed over the past year due to its longer duration than its peers and its underweight to lower-quality high yield securities. Lower-quality high yield securities posted negative total returns over the past year, as investors remain concerned about more-challenged companies being able to repay or refinance their large debt loads given weaker global growth and the potential for slowing growth in the United States.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Communication Services	9.0%
Consumer Discretionary	6.5%
Consumer Staples	0.8%
Energy	16.2%
Financials	38.2%
Health Care	3.9%
Industrials	8.4%
Information Technology	6.0%
Materials	5.4%
Real Estate	0.7%
Short-Term Investments	3.3%
Utilities	1.0%
Net Other Assets and Liabilities	0.6%

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Corporate Bond Fund - continued  |  October 31, 2019

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Valero Energy Corp., 6.625%, 6/15/37	2.6%
AT&T Inc., 4.250%, 3/1/27	1.8%
Citigroup Inc., 2.700%, 10/27/22	1.7%
Goldman Sachs Group Inc./The, 3.500%, 11/16/26	1.7%
Huntington National Bank/The, 3.550%, 10/6/23	1.7%
KeyCorp, 5.100%, 3/24/21	1.7%
Berkshire Hathaway Finance Corp., 4.200%, 8/15/48	1.6%
Verizon Communications Inc., 4.400%, 11/1/34	1.5%
Affiliated Managers Group Inc., 4.250%, 2/15/24	1.4%
CRH America Inc., 3.875%, 5/18/25	1.4%

MADISON HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Income Fund invests primarily in lower-rated, higher-yielding, income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	5.68	3.88	3.21	5.59	0.98	2.32	2.26	5.11
Class B Shares[3]	4.92	3.12	2.42	4.95	0.42	2.04	2.10	4.95
Class Y Shares[6]	6.07	4.19	3.50	5.89	–	–	–	–
ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index	8.32	6.04	5.18	7.67	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Income Fund (Class Y) returned 6.07% over the 12-month period ended October 31, 2019, lagging the ICE BofAML U.S. High Yield Constrained Index’s ®8.32% total return. The Fund also trailed its Morningstar High Yield Bond Category peer group, which returned 7.06%.

The high yield market experienced its fourth consecutive full-year of positive total returns. We believe the strong positive trend over the past year was driven by several ongoing factors, including 1) multiple interest rate cuts, which supported a rally in treasury bond prices and, thus, higher prices for high yield bonds; 2) a strong new issue market for high yield bonds, which has allowed companies to refinance debt at very attractive coupons; and 3) solid company-specific fundamentals, on the whole.

Within the high yield rating categories, BB-rated bonds had the best annual total return at 11.75%, while B-rated bonds trailed at 7.34% and CCC-rated bonds experienced a loss of -3.03%. While higher quality credit performed well, much of the outperformance occurred in longer-duration bonds that mature in seven years or greater. The total return of the longer-duration bonds nearly doubled the total return of shorter duration bonds that mature in five years or less. The Fund was underweight longer-duration bonds during the year.

The Fund’s performance was negatively impacted by a high cash balance in a rising market while the comparable benchmark has no cash balance. In addition, the Fund’s performance was hampered by underexposure to the volatile Basic Industry Sector, in tandem with sluggish returns from bond selection within that same sector. The Fund also underperformed in its bond selection within the Services and Media Sectors. Partially offsetting these negatives, the Fund had a positive contribution to performance from its bond selection within the Energy and Telecommunications Sectors, as well as having an overweight in the Consumer Goods Sector.

With the recent spread tightening and more difficult upcoming corporate earnings comparisons, we see little on the near-term horizon to drive further material price appreciation. That said, given the supportive Federal Reserve stance on interest rate policy, we may look to extend the duration of the overall portfolio slightly via partial use of the excess cash balance. The Fund should continue to emphasize BB-rated and B-rated corporate bonds as it maintains its bias towards higher quality credit.

Regarding our market outlook for the next year, we anticipate high yield’s total return could be relatively flat and, given unattractive high yield bond valuations, we believe conservative positioning remains prudent. Thus, we anticipate a potential decline in bond prices could offset the positive return generated by the coupons. Sector exposure wise, we ended the period with an overweight in Consumer Goods. We also have a modest overweight in Services, Media and Financial Services. Our largest underweighted sectors include Basic Industry, Healthcare, Technology & Electronics and Telecom. The portfolio is also underweight CCC-rated bonds.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Communication Services	6.2%
Consumer Discretionary	17.9%
Consumer Staples	8.6%
Energy	14.7%
Exchange Traded Funds	2.5%
Financials	9.8%
Health Care	4.6%
Industrials	16.5%
Materials	2.6%
Real Estate	1.6%
Short-Term Investments	11.1%
U.S. Treasury Bills	5.0%
Utilities	3.0%
Net Other Assets and Liabilities	(4.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75%	5.3%
U.S. Treasury Bill, 1.764%, 11/5/19	5.0%
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	2.7%
iShares iBoxx High Yield Corporate Bond ETF	2.5%
Murphy Oil USA Inc., 5.625%, 5/1/27	2.3%
Unit Corp., 6.625%, 5/15/21	2.1%
Simmons Foods Inc., 5.750%, 11/1/24	2.0%
American Midstream Partners L.P. / American Midstream Finance Corp., 9.500%, 12/15/21	1.9%
Carrizo Oil & Gas Inc., 6.250%, 4/15/23	1.9%
Pilgrim’s Pride Corp., 5.750%, 3/15/25	1.9%

MADISON DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Diversified Income Fund - continued  |  October 31, 2019

may constitute up to 80% of the Fund’s assets, stocks will constitute up to 70% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted in invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	13.51	9.81	7.18	8.68	–	7.01	7.66	5.93	8.04	–
Class B Shares[3]	12.64	8.97	6.37	8.04	–	8.14	7.98	6.06	8.04	–
Class C Shares[4]	12.72	8.98	6.39	–	7.17	11.72	8.98	6.39	–	7.17
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	11.82	3.38	3.32	3.77	2.76	NA	NA	NA	NA	NA
S&P 500® Index	14.33	14.91	10.78	13.70	13.85	NA	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	13.54	9.24	7.20	8.87	8.36	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Diversified Income Fund (Class A at NAV) returned 13.51% for the one-year period, nearly matching its blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 13.54%. The Fund outperformed its Morningstar Moderate Allocation category peer group, which advanced 10.11% over the last year.

The equity portion of the Madison Diversified Income Fund performed well compared to the S&P 500 Index, returning 16.5% for the twelve-month period ending October 31, 2019, which outperformed the S&P 500 return of 14.33%. Sector allocation was detractive and stock selection was strong and accounted for all of the Fund outperformance. For sector allocation, an underweight position in Technology and an overweight position in Energy adversely impacted the portfolio. In terms of stock selection, there were positive results in Consumer Staples, Consumer Discretionary, Energy, Health Care, Utilities and Materials, while there were negative results in Technology, Financials, Industrials and Communication Services. Within Consumer Discretionary, global coffee restaurant chain Starbucks (SBUX) was the best performing stock in the portfolio. In Consumer Staples, consumer product company Procter & Gamble (PG) and chocolate manufacturer Hershey (HSY) contributed nicely to performance. Within Industrials, industrial distributor Fastenal (FAST) outperformed the market. Another notable outperforming stock was renewable power firm NextEra (NEE) in Utilities. On the negative side, in Energy, integrated oil company Exxon Mobile (XOM) was the worst performing stock in the portfolio. Within Financials, exchange operator CME Group (CME) and regional banks PNC Financial Services Group (PNC) and Wells Fargo each trailed the market. Another notable underperforming stock was pharmaceutical firm Pfizer (PFE) in Health Care. The Fund continues to hold all stocks mentioned above except for PNC and WFC which were sold.

The fixed income portion of the Madison Diversified Income Fund also performed well over the last twelve months keeping pace with the Bank of America Merrill Lynch US Corporate, Government, and Mortgage Index. Fixed income performance was significantly aided by the Fund maintaining a slightly longer maturity posture relative to the benchmark during a period of sharply falling interest rates. This duration positioning helped produce benchmark like returns over the trailing 12 months as 10-year U.S. Treasury rates fell from 3.14% at the beginning of the period to 1.69% at the end.

The primary drivers of Fund performance versus the benchmark over the last year was owning longer maturity Treasuries as well as shorter maturity corporate and securitized bonds. Performance was also impacted by maintaining a yield advantage over the benchmark. The Fund’s yield advantage resulted from an overweight to corporate and securitized bonds. The Fund also held a small position in high yield corporate bonds which helped the overall portfolio yield.

The Fund’s securitized bond allocation underperformed the Bloomberg Barclay’s U.S. Securitized Index® over the one-year period. The Fund’s positions in non-agency mortgage backed securities (MBS) and an overweight to fifteen-year MBS both detracted from performance. As interest rates fell, the incentive for borrowers to refinance increased thus reducing the value of non-agency MBS. The Fund’s allocation to fifteen-year and twenty-year MBS dragged on performance given the underperformance versus thirty-year MBS on a total return basis given falling interest rates.

Finally, the Fund benefited from a slightly longer duration on average during the trailing one-year period. Since October 2018, the two-year, ten-year and thirty-year Treasury yields fell 134, 145 and 121 basis points (one basis point is equal to one-hundredth of one percent of yield), respectively. The Fund’s duration was between 95% and 105% of the benchmark’s over the last year. The Fund has an overweight to twenty and thirty-year Treasury bonds which performed well over the last year given lower inflation and slowing economic growth.

Looking forward, the Fund’s managers plan to reduce exposure to corporate bonds given historically tight valuations and slightly worsening fundamentals. Any proceeds from the sale of corporate bond will likely be used to buy more MBS and Treasuries to increase the overall quality of the Fund.

We believe the Madison Diversified Income Fund remains well equipped to navigate a dynamic and changing investment landscape. The Fund remains positioned with high-quality stocks and a conservative maturity posture with meaningful allocation to domestic credit and mortgage sectors in bonds. The Fund’s approach to both interest rate risk and sector allocations risk is designed to help protect client principal and provide the flexibility required to take advantage of opportunities should markets adjust to higher interest rates and equity market volatility.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Asset Backed Securities	1.7%
Collateralized Mortgage Obligations	1.4%
Commercial Mortgage-Backed Securities	1.3%
Common Stocks	67.8%
Corporate Notes and Bonds	9.5%
Long Term Municipal Bonds	0.8%
Mortgage Backed Securities	6.9%
Short-Term Investments	1.2%
U.S. Government and Agency Obligations	8.7%
Net Other Assets and Liabilities	0.7%

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Diversified Income Fund - continued  |  October 31, 2019

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Comcast Corp.	2.7%
JPMorgan Chase & Co.	2.6%
Verizon Communications Inc.	2.5%
US Bancorp	2.3%
Medtronic PLC	2.1%
Texas Instruments Inc.	2.1%
Exxon Mobil Corp.	2.0%
Fastenal Co.	2.0%
Linde PLC	2.0%
McDonald’s Corp.	2.0%

MADISON COVERED CALL & EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund invests, under normal market conditions, primarily in common stocks of large- and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	1.46	3.78	3.07	5.70	–	-4.38	1.73	1.85	5.07	–
Class C Shares[4]	0.68	2.98	2.32	–	4.63	-0.23	2.98	2.32	–	4.63%
Class Y Shares[6]	1.60	4.00	3.34	5.94	–	–	–	–	–	–
Class R6 Shares[7]	1.82	4.16	3.47	–	5.81	–	–	–	–	–
S&P 500® Index	14.33	14.91	10.78	13.70	13.85	NA	NA	NA	NA	NA
CBOE S&P 500
BuyWrite® Index	6.76	7.65	6.73	7.71	6.97	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Covered Call & Equity Fund (Class Y) returned 1.60% for the period, compared to the 14.33% return for the S&P 500 and 6.76% for its benchmark CBOE SS&P 500 BuyWrite Index. Driven by defensive positioning during the period stock selection within the Fund was a negative contributor to total performance, primarily from holdings which were buffeted by the prolonged nature of the U.S./China trade dispute. The uncertainty surrounding this extremely volatile issue was negatively reflected in holdings perceived to be economically sensitive such as those within the Energy and Financial Sectors. Although crude oil prices remained relatively high compared to the past five-year period, they declined approximately 17% during the period, due to concerns over oil demand in a global economy negatively impacted by a trade war between two major trading partners. Similarly, industrial commodity prices such as copper, aluminum and steel were driven lower. The Fund’s positioning within these areas was increased, expecting a quicker resolution to the trade issues and a realization that these sectors and some of the best companies within these sectors were trading at unrealistically low valuations. Among the biggest laggards during the period were Alcoa, Freeport-McMoRan, Range Resources and Apache. Although early in our assessment, we continue to believe that a shift toward economically cyclical companies will occur. A consumer cyclical company, Nordstrom, which was a top performer in the prior period, lagged given the continued concerns over weaker mall-based competitors such as Sears. Technology holdings Qualcomm and First Data were among the top performers given Qualcomm’s resolution of its Apple lawsuit and First Data’s acquisition by Fiserv. The Fund’s gold exposure led by Newmont Mining, was also a positive contributor as gold prices rose almost 25% during the period. Medical device companies such as Baxter International and Medtronic also positively contributed despite the relative underperformance of the Health Care Sector as a whole.

Despite helping during the market decline in late 2018, the Fund’s cash exposure and call option overlay were detractive to performance over the entirety of the period as would be expected during such a strong market advance. From an income-generation perspective the Fund has continued to generate a very attractive yield which has fallen within our expected range.

Given the defensive nature of covered call writing as a strategy, and our conservative approach to actively managing the strategy, protecting downside risk and generating income in a low-yield environment continues to offer a reasonable attraction to investors. With equity markets at all-time highs, an economy that requires constant encouragement to generate below-potential growth and a potentially volatile political environment on the near horizon that may provide significant uncertainty for corporate America, a defensive investment approach seems prudent. We remain steadfastly committed to maintaining a very high-quality equity portfolio with a high level of call option coverage in order to stay true to the purpose and objectives of your Fund.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/19

Communication Services	10.4%
Consumer Discretionary	10.3%
Consumer Staples	5.7%
Energy	8.6%
Exchange Traded Funds	5.4%
Financials	12.0%
Health Care	10.4%
Industrials	5.9%
Information Technology	10.0%
Materials	9.8%
Money Market Funds	9.4%
Utilities	2.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Newmont Goldcorp Corp.	4.3%
T-Mobile U.S. Inc.	3.2%
Zimmer Biomet Holdings Inc.	3.1%
Berkshire Hathaway Inc., Class B	3.0%
General Dynamics Corp.	3.0%
Microsoft Corp.	3.0%
Alphabet Inc., Class C	2.9%
Baxter International Inc.	2.9%
JPMorgan Chase & Co.	2.9%
Lowe’s Cos. Inc.	2.9%

Madison Funds  |  Management’s Discussion of Fund Performance - continued  |  October 31, 2019

MADISON DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 30-60 securities which generally have a dividend yield of at least the S&P 500’s average yield, a strong balance sheet, a dividend that has been maintained and likely to increase and trades at a high relative dividend yield due to issues viewed by the adviser as temporary, among other characteristics.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	15.48	14.74	10.29	11.24
S&P 500® Index	14.33	14.91	10.78	13.70
Lipper Equity Income Funds	12.69	11.62	8.05	11.39

See accompanying Notes to Management’s Discussion of Fund Performance.

In addition to the S&P 500® broad-based market index reflected in the above chart and table, the Lipper Equity Income Funds Index has been added because of the Fund’s focus on above average dividend yield stocks.

The Madison Dividend Income Fund (Class Y) returned 15.48% for the twelve-month period ending October 31, 2019, which outperformed the S&P 500 Index’s return of 14.33% and its Morningstar peer group, U.S. Large Value, which returned 9.57%. Relative to the index, sector allocation was detractive and stock selection was strong and accounted for all of the Fund outperformance. For sector allocation, an underweight position in Technology and an overweight position in Energy adversely impacted the portfolio. In terms of stock selection, there were positive results in Consumer Staples, Consumer Discretionary, Energy, Health Care, Utilities and Materials, while there were negative results in Technology, Financials, Industrials and Communication Services. Within Consumer Discretionary, global coffee restaurant chain Starbucks (SBUX) was the best performing stock in the portfolio. In Consumer Staples, consumer product company Procter & Gamble (PG) and chocolate snack manufacturer Hershey (HSY) contributed nicely to performance. Within Industrials, industrial distributor Fastenal (FAST) outperformed the market. Another notable outperforming stock was renewable power firm NextEra (NEE) in Utilities. On the negative side, in Energy, integrated oil company Exxon Mobile (XOM) was the worst performing stock in the portfolio. Within Financials, exchange operator CME Group (CME) and regional banks PNC Financial Services Group (PNC) and Wells Fargo each trailed the market. Another notable underperforming stock was pharmaceutical firm Pfizer (PFE) in Health Care. The Fund continues to hold all stocks mentioned above except for PNC and WFC which were sold.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Communication Services	7.5%
Consumer Discretionary	8.5%
Consumer Staples	7.8%
Energy	5.3%
Financials	19.3%
Health Care	15.1%
Industrials	13.1%
Information Technology	14.3%
Materials	2.8%
Short-Term Investments	2.1%
Utilities	4.1%
Net Other Assets and Liabilities	0.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Comcast Corp.	3.9%
JPMorgan Chase & Co.	3.8%
Verizon Communications Inc.	3.7%
US Bancorp	3.4%
Texas Instruments Inc.	3.1%
Medtronic PLC	3.0%
BlackRock Inc.	2.8%
Caterpillar Inc.	2.8%
Exxon Mobil Corp.	2.8%
Linde PLC	2.8%

MADISON LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries. The Fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values. The Fund generally holds 25-60 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	4.89	7.26	5.58	9.74	-1.13	5.17	4.33	9.10
Class B Shares[3]	4.18	6.45	4.80	9.09	0.07	5.58	4.57	9.09
Class Y Shares[6]	5.24	7.52	5.85	10.02	–	–	–	–
Russell 1000® Value Index	11.21	10.51	7.61	11.96	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Large Cap Value Fund - continued  |  October 31, 2019

The Madison Large Cap Value Fund (Class Y) returned 5.24% for the twelve-month period ending October 31, 2019, which compared to the Russell 1000® Value Index return of 11.21%. The Fund’s Morningstar peer group, Large Cap Value, returned 9.57%. Relative to the index, both sector allocation and stock selection were detractive. For sector allocation, underweight positions in Technology, Health Care and Industrials negatively impacted results, which was partially offset by an overweight position in Utilities. In terms of stock selection, there were positive results in Consumer Staples, Technology, Real Estate and Health Care, while there were negative results in Communication Services, Energy and Materials. In Technology, payment processor First Data (FDC) was the best performing stock in the portfolio. Within Consumer Staples, consumer product firm Procter & Gamble (PG) contributed nicely to performance. Within Materials, gold producer Barrick Gold (GOLD) outperformed the market. Other notable outperforming stocks were independent power producer Sempra Energy (SRE) in Utilities, and industrial warehouse owner Prologis (PLD) in Real Estate. On the negative side, within Energy, oil and gas exploration and production firms EOG Resources (EOG) and Range Resources (RRC), along with deep water drilling company Transocean (RIG) each trailed the market. In Materials, iron ore producer Vale (VALE) negatively impacted performance. Another notable underperforming stock was telecom provider CenturyLink (CTL) in Telecommunications. At the end of the period the Fund no longer held EOG, FDC, RRC, RIG and VALE.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Communication Services	5.3%
Consumer Discretionary	5.1%
Consumer Staples	6.3%
Energy	9.5%
Financials	27.6%
Health Care	8.7%
Industrials	8.4%
Information Technology	4.8%
Materials	10.0%
Real Estate	5.3%
Short-Term Investments	1.6%
Utilities	7.4%
Net Other Assets and Liabilities	0.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Jacobs Engineering Group Inc.	6.4%
Sempra Energy	5.3%
JPMorgan Chase & Co.	5.2%
Barrick Gold Corp.	5.0%
Baxter International Inc.	4.6%
Aon PLC	4.4%
Procter & Gamble Co./The	4.3%
American Express Co.	4.2%
Bank of America Corp.	4.2%
Zimmer Biomet Holdings Inc.	4.1%

MADISON INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies selected via bottom-up fundamental analysis. The Fund typically owns 25-40 securities which have demonstrated stable revenue and earnings growth patterns, have high profitability metrics, and have maintained proportionately low levels of debt. A rigorous analytical process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been exceeded, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception
Class A Shares[2]	18.37	16.24	11.87	–	12.42	11.54	13.98	10.55	–	11.33
Class Y Shares[6]	18.63	16.52	12.14	12.79	–	–	–	–	–	–
Class R6 Shares[7]	18.88	16.73	12.35	–	12.92	–	–	–	–	–
S&P 500® Index	14.33	14.91	10.78	13.70	12.23	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Investors Fund (Class Y) returned 18.63% for the year ending October 31, 2019, while the S&P 500® Index returned 14.33% for the same period. The Fund outperformed the Morningstar Large Blend peer group whose average return was 12.44% for the year. Similar to the comparable 2018 period, the period was characterized by a stronger return performance for faster growing, higher valuation multiple stocks (“growth stocks”).

The Fund managers found opportunities to sell and trim portfolio stocks deemed to have less favorable risk-reward profiles and to add stocks with more favorable risk-reward characteristics. The portfolio managers added three new stocks to the portfolio from the insurance, energy, and retail industries over the course of the year that are expected to contribute positively to future returns. Six stocks were sold from the portfolio because they were deemed to have unfavorable risk-reward profiles at the time of the sales. This activity led to Fund turnover of over 23%, which is near the lower end of the Fund’s expected annual turnover range. We believe the turnover has been productive because it related to improving the risk-reward proposition of the Fund.

For the year, the Fund enjoyed strong returns from its holdings in the Industrial Sector, which was its best performing sector. The Fund’s industrial holdings posted strong sales and earnings performances over the past year. The Fund also enjoyed good returns from its Consumer Discretionary Sector holdings due to a combination of earnings growth and price-to-earnings multiple expansion. The Fund’s Health Care Sector holdings outperformed those in the S&P 500, and the Fund’s underweight to underperforming energy stocks also helped performance relative to the benchmark.

The Fund’s Consumer Staples, Communications Services, Financials, and Information Technology holdings underperformed their comparative sectors in the S&P 500. The Fund’s cash balance was also a relative performance drag given the modest returns available on short-term bonds compared the period’s strong stock returns.

Madison Funds  |  Management’s Discussion of Fund Performance - Madison Investors Fund - continued  |  October 31, 2019

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Communication Services	5.1%
Consumer Discretionary	21.4%
Energy	2.3%
Financials	18.7%
Health Care	10.5%
Industrials	11.0%
Information Technology	15.9%
Materials	7.7%
Real Estate	1.6%
Short-Term Investments	5.6%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Alphabet Inc., Class C	5.1%
Jacobs Engineering Group Inc.	4.9%
PPG Industries Inc.	4.9%
Brookfield Asset Management Inc., Class A	4.8%
Lowe’s Cos. Inc.	4.8%
Berkshire Hathaway Inc., Class B	4.7%
CarMax Inc.	4.6%
US Bancorp	4.6%
Dollar Tree Inc.	4.0%
TJX Cos. Inc./The	3.7%

MADISON MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such midcap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. The Fund generally holds 25-40 individual securities in its portfolio at any given time. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 2/29/12 Inception	Since 4/19/13 Inception	1 Year	3 Years	5 Years	Since 4/19/13 Inception
Class A Shares[2]	22.65	15.91	11.18	–	–	12.18	15.56	13.64	9.87	11.17
Class B Shares[3]	21.91	15.03	10.36	–	–	11.34	17.41	14.14	10.09	11.34
Class Y Shares[6]	23.27	16.40	11.62	13.99	–	–	–	–	–	–
Class R6 Shares[7]	23.49	16.63	11.90	–	13.14	–	–	–	–	–
Russell Midcap® Index	13.72	12.28	8.67	13.70	12.02	11.43	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mid Cap Fund (Class Y) returned 23.27% for the one-year period, well outperforming both its index and peer group. The Russell Midcap® Index returned 13.72% and the Morningstar Mid-Cap Growth peer group returned 13.94%. The Mid Cap Fund benefitted from both strong stock picking and sector allocation during the period; however, stock picking was the much more significant driver of outperformance. True to our approach, our strong stock picking was driven by some of our largest and highest conviction holdings. Our positive contribution from sector allocation was driven by performance in the Energy, Consumer Staples and Communication Services Sectors. We benefited from being meaningfully underweight the Energy Sector, where the -28% return placed it as the worst within the benchmark. Similarly, we had an underweight within the Communication Services Sector, which posted the second lowest return over the period. Our Consumer Staples return was driven by strong performance of a long-time holding. Our three worst contributors to sector allocation were Information Technology, Real Estate and Consumer Discretionary. We were notably underweight in both the Information Technology and Real Estate Sectors while these two were among the top performing areas of the market during the period. Our large overweight within the underperforming Consumer Discretionary Sector was a drag on our sector allocation; however, strong stock picking within this space helped drive our overall return.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Communication Services	5.6%
Consumer Discretionary	20.7%
Consumer Staples	1.2%
Financials	28.3%
Health Care	4.5%
Industrials	15.5%
Information Technology	9.6%
Materials	5.7%
Short-Term Investments	8.7%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Arch Capital Group Ltd.	6.2%
Liberty Broadband Corp., Class C	5.6%
CarMax Inc.	4.7%
Dollar Tree Inc.	4.7%
Markel Corp.	4.7%
Brown & Brown Inc.	4.3%
IHS Markit Ltd.	4.2%
O’Reilly Automotive Inc.	4.2%
Copart Inc.	4.1%
Brookfield Asset Management Inc., Class A	4.0%

Madison Funds  |  Management’s Discussion of Fund Performance - continued  |  October 31, 2019

MADISON SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small-cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small-cap securities.

Madison focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 8/31/19 Inception	1 Year	3 Years	5 Years	Since 8/31/19 Inception
Class A Shares[2]	–	–	–	–	5.79	–	–	–	-0.27
Class Y Shares[6]	3.65	7.90	4.89	10.83	–	–	–	–	–
Russell 2000® Index	4.90	10.96	7.37	12.27	4.77	NA	NA	NA	NA
Russell 2500™ Index[8]	8.84	11.74	8.04	13.10	3.72	NA	NA	NA	NA
Russell 2000® Value Index[8]	3.22	8.60	6.24	11.08	7.68	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The performance shown in the graph and table above represents that of the accounting survivor with the period end restated to the legal survivor’s fiscal year end. See Note 13 for a discussion of the Fund’s reorganization.

Madison Small Cap Fund (Class Y) returned 3.65% for the one-year period. The Fund’s benchmark, the Russell 2000® Index returned 4.90% while its peer group, Morningstar Small Blend, returned 4.34%. This return profile does not capture the extreme volatility that the markets experienced in December of 2018 and the subsequent snap back in valuation in the first quarter of 2019. While punishing, we were able to opportunistically add to core positions during this market swoon, which helped our performance in calendar year 2019.

Consumer Discretionary, Financials, and Information Technology were the largest detractors in relative performance. Lack of exposure to Real Estate and Utilities, areas in which we typically do not invest, also were net detractors for our annual performance. On the positive side, Industrials, Healthcare and Consumer Staples contributed positively to our performance. The Fund’s top performing sectors were Consumer Staples and Industrials. Both these areas of positive return were driven by absolute performance from large core positions, such as Kornit Digital, Carlisle Companies, Masco, Boston Beer Company, and Hain Celestial Group.

The Fund had a disappointing return from energy stocks due to poor management execution against a backdrop of terrible sentiment in the Energy Sector. Other stocks that disappointed were Ferro Corporation, Trip Advisor, Nordstrom, CommVault Systems, Covetrus, and Tivity Health. While negative absolute performance is always disappointing, the Fund managers remain excited in the long-term prospects of many of these negative performers. However, the tough economic environment and difficult macro fundamentals in energy have dictated that the Fund managers exit these positions. While healthcare was a poorly performing sector for the Russell in this time period, the Fund managers have found areas of relative value and exited the fiscal year in an overweight position, despite the average underweight position for the year. The Fund managers continue to find good opportunities in both consumer discretionary and stables, which offset the underweight in Information Technology at the fiscal year-end.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Communication Services	3.5%
Consumer Discretionary	6.2%
Consumer Staples	7.0%
Financials	13.8%
Health Care	19.6%
Industrials	20.0%
Information Technology	17.0%
Materials	5.9%
Short-Term Investments	11.8%
Net Other Assets and Liabilities	(4.8)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

MGIC Investment Corp.	4.6%
Encompass Health Corp.	3.7%
FireEye Inc.	3.1%
Masco Corp.	3.1%
Globus Medical Inc.	2.8%
PRA Health Sciences Inc.	2.6%
PRA Group Inc.	2.5%
Welbilt Inc.	2.4%
WillScot Corp.	2.4%
Edgewell Personal Care Co.	2.3%

MADISON INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which they believe have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when the portfolio managers believe that income bearing securities have greater capital appreciation potential than equity securities. The Fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 60-80 individual securities in its portfolio at any given time.

Madison Funds  |  Management’s Discussion of Fund Performance - Madison International Stock Fund - continued  |  October 31, 2019

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2019[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	9.85	6.39	2.55	5.01	3.52	4.32	1.33	4.38
Class B Shares[3]	9.04	5.58	1.78	4.38	4.54	4.53	1.40	4.38
Class Y Shares[6]	10.10	6.67	2.81	5.27	–	–	–	–
MSCI EAFE Index (net)	11.04	8.48	4.31	5.41	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison International Stock Fund (Class Y) returned 10.10% for the one-year period, compared to its benchmark, the MSCI EAFE Index (net), which returned 11.04%. The Fund’s peer group, Morningstar Foreign Large Blend, returned 10.18%.

The Madison International Stock Fund underperformed the unmanaged and fee-free MSCI EAFE Index by less than one percent during the period despite generally strong stock selection. In the materials sector, Shin-Etsu Chemical, a Japanese chemical company, reported strong first quarter results with quarter-over-quarter operating profit growth in all segments. Management’s Shin-Etsu thesis is centered on two markets: silicon wafers and PVC. Both markets have robust demand and have supply constraints leading to tightening market conditions. Over the last ten years as the semi wafer industry has consolidated, little capacity has been added. In the PVC market, supply has been reduced and constrained by environmental regulatory changes in Europe and China leading to a tightening market. Management expects this to continue in the medium-term making this a high quality/diversified wafer and chemicals business with earnings upgrades to come. Also in the sector, Netherlands based Royal DSM outperformed. DSM is a global specialty chemical company and operates within health, nutrition, and materials. DSM is a much more stable business than in the past when the company was more focused on commodity chemicals. It also is now a higher-quality company with improving margins, higher growth, and little-to-no financial leverage. The structural growth of the nutrition segment should provide more resilience in earnings than was experienced during the last cyclical downturn. Unlike a pharmaceutical company, investors typically ascribe little to no value for a chemical company’s “pipeline.” However, DSM’s innovation projects are options that are not yet built into consensus estimates and this can add optionality to the stock price. The company has been executing well, and announced a EUR 1bn buyback in February 2019, representing an estimated 7% of market cap.

In contrast, stock selection and a higher-than-benchmark weight in the underperforming Energy Sector detracted from relative returns. Canadian integrated oil sands and refinery company, Suncor, lagged on the back of a very weak commodity, specifically in the fourth quarter of 2018. With cash operating costs below $50/barrel, however, we believe Suncor will continue to generate significant free cash flow. Management spent the past several years repositioning their portfolio by selling highly valued infrastructure and renewables as well as downstream assets and buying cheap, synergistic oil assets. Total operating costs continue to decline while production growth continues amidst declining capital expenditures. This capital allocation model allows Suncor to be one of the rare large energy companies with the ability to buy back stock and increase their dividend. Elsewhere, in the Industrials Sector, a position in Ryanair detracted from relative returns. Ryanair is the leader in the intra-Europe discount airline market with a highly competitive cost base and a record of profitable value creation and cash generation. The stock lagged in the period due to the continued slowdown in European Union economic activity and air traffic demand which more than offset a five-year low on capacity growth, leading to further summer 2019 fare downgrades. Brexit uncertainty could still be weighing on UK outbound demand and oil is still a cost headwind year to date. Management still likes the stock, as believes that the valuation is inexpensive trading below total fleet value as well as a ten-year low relative to the market. This at the same time profitability per passenger is at its lowest since 2011 – implying significant margin and valuation upside. While hard to call the timing of the turn, management believes these variables negatively affecting the stock currently, are much closer to the trough than the peak. As EU airline consolidation continues in this challenging market, management believes the low-cost structure of Ryanair is an advantage that will enable the company to be a leader amidst this changing market. Lastly, a lower-than-benchmark weight in the strong performing utilities sector detracted from relative returns.

In terms of our outlook, management believes the global economy’s recent deceleration is part of its progression through the late stages of a normal cycle. Ultimately, the outlook remains mostly unchanged from previous periods. As the world’s central banks ease monetary policy and expectations of earnings across regions remain similar, investors may focus on relatively cheap companies that can more reliably deliver earnings and cash flows. In this environment, in management’s view, stock selection will be a main driver of returns. Management believes high quality, more defensive companies, whose fortunes are less geared to the economic cycle and offer inexpensive valuations, will be the leadership stocks for the foreseeable future.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

United Kingdom	19.9%
Japan	14.9%
France	12.8%
Germany	7.7%
Canada	5.5%
Switzerland	4.6%
Ireland	4.4%
United States	4.3%
Netherlands	4.1%
Sweden	3.8%
Norway	3.0%
Singapore	2.7%
Finland	2.3%
Australia	2.2%
South Korea	2.2%
China	1.6%
Belgium	1.5%
Denmark	1.5%
Israel	1.2%
Spain	0.9%
Hong Kong	0.4%
Mexico	0.4%
Other Net Assets	(1.9)%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

Communication Services	4.3%
Consumer Discretionary	12.0%
Consumer Staples	10.9%
Energy	5.8%
Financials	17.3%
Health Care	9.8%
Industrials	14.9%
Information Technology	9.0%
Materials	6.7%
Real Estate	3.7%
Short-Term Investments	4.3%
Utilities	3.2%
Net Other Assets and Liabilities	(1.9)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19

SAP SE	3.3%
Medtronic PLC	3.1%
Novartis AG	3.0%
Royal Dutch Shell PLC	3.0%
Daiwa House Industry Co. Ltd.	2.6%
RELX PLC	2.6%
Sanofi	2.6%
Volkswagen AG	2.6%
AON PLC	2.5%
Safran S.A.	2.5%

Madison Funds  |  Management’s Discussion of Fund Performance - concluded  |  October 31, 2019

Notes to Management’s Discussion of Fund Performance

NA	Not Applicable.
[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond and High Income Fund class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
[4]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
[5]	Assumes maximum applicable sales charge.
[6]	Class Y shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[7]	Class R6 shares are generally only available for purchase by retirement plan investors and certain other institutional investors.
[8]	Effective August 31, 2019 the secondary benchmark for the Fund is changed from the Russell 2000® Value Index to the Russell 2500™ Index to better reflect the manner in which the Fund is being managed

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-US Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg Barclays US Aggregate Bond Index and 18% MSCI ACWI ex-US Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg Barclays US Aggregate Bond Index. See market index descriptions below.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite® IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The ICE Bank of America Merrill Lynch 1-22 Year U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, their political subdivisions, in the U.S. domestic market, with a remaining term to final maturity less than 22 years.

The ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. financial issuers.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Bloomberg Barclays U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Lipper Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500™ Index is a broad index, featuring 2,500 stocks that cover the small-and mid-cap market capitalizations of the U.S. equity universe.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

© 2019 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Madison Funds  |  October 31, 2019

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 94.5%
Bond Funds - 65.4%
Baird Aggregate Bond Fund Institutional Shares	577,476	$6,508,149
iShares 20+ Year Treasury Bond ETF	23,747	3,354,026
iShares 7-10 Year Treasury Bond ETF	34,534	3,885,420
Madison Core Bond Fund Class Y (A)	1,136,278	11,646,850
Madison Corporate Bond Fund Class Y (A)	346,961	4,177,416
Vanguard Short-Term Corporate Bond ETF (B)	94,324	7,665,712
Vanguard Short-Term Treasury ETF (B)	123,410	7,532,946
		44,770,519

Foreign Stock Funds - 5.6%
iShares Edge MSCI Minimum Volatility
EAFE ETF	29,014	2,177,501
Vanguard FTSE All-World ex-U.S. ETF	31,178	1,609,408
		3,786,909

Stock Funds - 23.5%
iShares Core S&P 500 ETF	4,041	1,232,384
iShares Core S&P Mid-Cap ETF	385	75,194
iShares Edge MSCI Minimum Volatility USA ETF	25,591	1,636,545
Madison Dividend Income Fund Class Y (A)	203,856	5,636,611
Madison Investors Fund Class Y (A)	237,609	5,662,225
Madison Mid Cap Fund Class Y (A)	67,364	788,837
Vanguard Health Care ETF	1,952	342,966
Vanguard Information Technology ETF	3,172	709,386
		16,084,148

Total Investment Companies
(Cost $60,314,307)		64,641,576

SHORT-TERM INVESTMENTS - 16.7%

State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (C)	3,818,700	3,818,700
State Street Navigator Securities Lending Government Money Market Portfolio,1.75% (C) (D)	7,649,162	7,649,162

Total Short-Term Investments
(Cost $11,467,862)		11,467,862
TOTAL INVESTMENTS - 111.2% (Cost $71,782,169**)		76,109,438
NET OTHER ASSETS AND LIABILITIES - (11.2%)		(7,687,137)
TOTAL NET ASSETS - 100.0%		$68,422,301

**	Aggregate cost for Federal tax purposes was $71,832,164.
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $7,555,083, are on loan as part of a securities lending program. See footnote (D) and Note 9 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
EAFE	Europe, Australasia and Far East.
ETF	Exchange Traded Fund.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 91.8%

Bond Funds - 41.1%
Baird Aggregate Bond Fund Institutional Shares	750,138	$8,454,054
iShares 20+ Year Treasury Bond ETF	36,059	5,092,973
iShares 7-10 Year Treasury Bond ETF	44,607	5,018,734
Madison Core Bond Fund Class Y (A)	1,539,812	15,783,068
Vanguard Short-Term Corporate Bond ETF (B)	164,105	13,336,813
Vanguard Short-Term Treasury ETF (B)	136,039	8,303,821
		55,989,463
Foreign Stock Funds - 9.5%
iShares Edge MSCI Minimum Volatility EAFE ETF	92,791	6,963,965
SPDR S&P Emerging Asia Pacific ETF	3,688	358,400
Vanguard FTSE All-World ex-U.S. ETF	89,296	4,609,460
Vanguard FTSE Emerging Markets ETF	8,391	351,163
Vanguard FTSE Europe ETF	13,011	724,322
		13,007,310
Stock Funds - 41.2%
iShares Core S&P 500 ETF	11,207	3,417,799
iShares Core S&P Mid-Cap ETF	752	146,873
iShares Edge MSCI Minimum Volatility USA ETF	84,905	5,429,675
JPMorgan BetaBuilders Japan ETF	27,807	683,218
Madison Dividend Income Fund Class Y (A)	654,792	18,105,009
Madison Investors Fund Class Y (A)	770,385	18,358,269
Madison Mid Cap Fund Class Y (A)	458,407	5,367,940
Vanguard Health Care ETF	7,781	1,367,121
Vanguard Information Technology ETF	14,316	3,201,630
		56,077,534
Total Investment Companies
(Cost $111,504,756)		125,074,307

SHORT-TERM INVESTMENTS - 11.8%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (C)	11,106,182	11,106,182
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (C) (D)	5,065,826	5,065,826

Total Short-Term Investments
(Cost $16,172,008)		16,172,008

TOTAL INVESTMENTS - 103.6%
(Cost $127,676,764**)		141,246,315
NET OTHER ASSETS AND LIABILITIES - (3.6%)		(4,969,824)
TOTAL NET ASSETS - 100.0%		$136,276,491

**	Aggregate cost for Federal tax purposes was $127,730,846.
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $4,974,991, are on loan as part of a securities lending program. See footnote (D) and Note 9 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
EAFE	Europe, Australasia and Far East.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 88.7%

Bond Funds - 21.6%
iShares 20+ Year Treasury Bond ETF	9,561	$1,350,396
iShares 7-10 Year Treasury Bond ETF	11,130	1,252,236
Madison Core Bond Fund Class Y (A)	421,485	4,320,220
Vanguard Short-Term Corporate Bond ETF	44,461	3,613,346
Vanguard Short-Term Treasury ETF	51,684	3,154,791
		13,690,989
Foreign Stock Funds - 14.3%
iShares Edge MSCI Minimum Volatility EAFE ETF	59,718	4,481,836
SPDR S&P Emerging Asia Pacific ETF	3,394	329,829
Vanguard FTSE All-World ex-U.S. ETF	63,153	3,259,958
Vanguard FTSE Emerging Markets ETF	7,714	322,831
Vanguard FTSE Europe ETF	11,966	666,147
		9,060,601
Stock Funds - 52.8%
iShares Core S&P 500 ETF	7,892	2,406,823
iShares Core S&P Mid-Cap ETF	333	65,038
iShares Edge MSCI Minimum Volatility USA ETF	53,667	3,432,005
JPMorgan BetaBuilders Japan ETF	25,859	635,356
Madison Dividend Income Fund Class Y (A)	356,364	9,853,465
Madison Investors Fund Class Y (A)	413,638	9,856,982
Madison Mid Cap Fund Class Y (A)	332,721	3,896,159
Vanguard Health Care ETF	5,427	953,524
Vanguard Information Technology ETF	10,296	2,302,597
		33,401,949
Total Investment Companies
(Cost $49,058,699)		56,153,539
SHORT-TERM INVESTMENTS - 11.4%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (B)	7,212,612	7,212,612
Total Short-Term Investments
(Cost $7,212,612)		7,212,612
TOTAL INVESTMENTS - 100.1% (Cost $56,271,311**)		63,366,151
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(41,180)
TOTAL NET ASSETS - 100.0%		$63,324,971

**	Aggregate cost for Federal tax purposes was $56,307,740.
(A)	Affiliated Company (see Note 12).
(B)	7-day yield.
ETF	Exchange Traded Fund.

Madison Government Money Market Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 96.7%

Fannie Mae - 26.0%
1.948%, 11/14/19 (A)	$450,000	$449,689
1.890%, 11/18/19 (A)	470,000	469,580
1.945%, 11/27/19 (A)	300,000	299,579
1.860%, 12/6/19 (A)	600,000	598,915
1.675%, 12/12/19 (A)	230,000	229,561
1.730%, 12/16/19 (A)	425,000	424,081
1.660%, 12/27/19 (A)	690,000	688,218
1.610%, 12/30/19 (A)	460,000	458,786
1.620%, 1/22/20 (A)	300,000	298,893
		3,917,302
Federal Home Loan Bank - 27.4%
2.020%, 11/1/19	280,000	280,000
1.945%, 11/20/19 (A)	100,000	99,897
1.950%, 11/22/19 (A)	400,000	399,545
1.875%, 11/26/19 (A)	295,000	294,616
1.940%, 12/2/19 (A)	260,000	259,566
1.929%, 12/20/19 (A)	430,000	428,871
1.925%, 12/26/19 (A)	650,000	648,088
1.700%, 1/3/20 (A)	280,000	279,167
1.685%, 1/8/20 (A)	465,000	463,520
1.665%, 1/10/20 (A)	385,000	383,754
1.640%, 1/17/20 (A)	585,000	582,948
		4,119,972
Freddie Mac - 28.9%
1.630%, 2/13/20 (A)	840,000	836,044
2.220%, 11/4/19 (A)	750,000	749,861
2.012%, 11/7/19 (A)	320,000	319,895
1.980%, 11/12/19 (A)	500,000	499,697
1.960%, 12/4/19 (A)	495,000	494,111
1.890%, 12/9/19 (A)	400,000	399,202
1.790%, 12/12/19 (A)	295,000	294,399
1.830%, 12/18/19 (A)	160,000	159,618
1.855%, 1/21/20 (A)	605,000	602,475
		4,355,302
U.S. Treasury Notes - 14.4%
1.000%, 11/15/19 (A)	365,000	364,849
1.375%, 12/15/19 (A)	400,000	399,758
1.375%, 1/15/20 (A)	705,000	704,384
1.375%, 2/15/20 (A)	690,000	689,491
		2,158,482

Total U.S. Government and Agency Obligations (Cost $14,551,058)		14,551,058

	Shares
SHORT-TERM INVESTMENTS - 3.3%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (B)	503,765	503,765
Total Short-Term Investments
(Cost $503,765)		503,765
TOTAL INVESTMENTS - 100.0% (Cost $15,054,823**)		15,054,823
NET OTHER ASSETS AND LIABILITIES - 0.0%		(1,128)
TOTAL NET ASSETS - 100.0%		$15,053,695

**	Aggregate cost for Federal tax purposes was $15,054,823.
(A)	Rate noted represents annualized yield at time of purchase.
(B)	7-day yield.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2)
MUNICIPAL BONDS - 97.3%

Airport - 3.2%
Metropolitan Washington Airports Authority Revenue, 5%, 10/1/21	$100,000	$107,186
Metropolitan Washington Airports Authority Revenue, Series A, AMT, 5%, 10/1/43	500,000	598,325
		705,511
Development - 3.2%
Fairfax County Economic Development Authority, Series A, 5%, 10/1/26	150,000	176,584
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	530,904
		707,488
Education - 10.4%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	226,642
Roanoke County Economic Development Authority, Series A, 5%, 9/1/30	400,000	486,932
Virginia College Building Authority, Series E, 5%, 2/1/23	500,000	560,960
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	432,486
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 2/1/30	305,000	325,142
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/32	250,000	287,465
		2,319,627
Facilities - 6.5%
Henry County Virginia Industrial Development Authority, 4.125%, 11/1/50	250,000	272,793
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	119,890
Prince Edward County Industrial Development Authority, 5%, 9/1/32	405,000	493,792
Stafford County & Staunton Industrial Development Authority, Series B, (NATL-RE), 4.5%, 8/1/25	35,000	35,047
Western Regional Jail Authority, 3.125%, 12/1/29	500,000	531,650
		1,453,172
General - 15.4%
Chesterfield County Economic Development Authority Revenue, Series B, 3%, 4/1/38	285,000	293,980
James City County Economic Development Authority, 5%, 6/15/30	500,000	635,220
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	902,515
Virginia Beach Development Authority, 5%, 9/1/28	100,000	119,114
Virginia Beach Development Authority, 5%, 9/1/29	125,000	148,443
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	265,550
Virginia Public Building Authority, Series B, 5%, 8/1/25	235,000	283,997
Virginia Resources Authority, Series C, 5%, 11/1/30	250,000	316,730
Virginia Resources Authority, Series C, 4%, 11/1/34	125,000	140,825
Wise County Industrial Development Authority Revenue, 5%, 11/1/20	100,000	103,684
Wise County Industrial Development Authority Revenue, 5%, 11/1/21	100,000	107,259
Wise County Industrial Development Authority Revenue, 5%, 11/1/22	100,000	110,752
		3,428,069
General Obligation - 28.2%
City of Alexandria VA, (ST AID WITHHLDG), 5%, 7/15/27	150,000	185,846
City of Alexandria VA, Series A, (ST AID WITHHLDG), 5%, 7/15/28	100,000	126,771
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	216,678
City of Fredericksburg VA, Series A, 3.625%, 7/15/30	400,000	404,472
City of Norfolk VA, (ST AID WTHHLDG), 5%, 8/1/47	455,000	586,727
City of Poquoson VA, (ST AID WITHHLDG), 4%, 2/15/29	425,000	505,780
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	75,000	83,409
City of Richmond VA, Series C, (ST AID WITHHLDG), 5%, 7/15/22	100,000	102,671
City of Richmond VA, Series A, (ST AID WITHHLDG), 3%, 7/15/34	435,000	458,320
City of Roanoke VA, Series A, (Prerefunded 2/1/20 @ $100), (ST AID WITHHLDG), 5%, 2/1/25	230,000	232,132
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	323,124
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	567,760
County of Arlington VA, Series B, (ST AID WITHHLDG), 5%, 8/15/27	175,000	205,618
County of Arlington VA, Series A, 5%, 8/15/30	600,000	734,670
County of Fairfax VA, Series B, (ST AID WITHHLDG), 4%, 10/1/22	250,000	270,467
County of Fairfax VA, Series A, (ST AID WITHHLDG), 5%, 10/1/26	410,000	511,139
County of Henrico VA, 5%, 7/15/25	150,000	154,017
County of Prince William VA, (ST AID WITHHLDG), 5%, 8/1/21	105,000	112,081
County of Spotsylvania VA, (ST AID WITHHLDG), 5%, 1/15/24	200,000	231,156
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	90,000	107,318
Town of Leesburg VA, Series A, (Prerefunded 1/15/21 @ $100), 5%, 1/15/41	135,000	141,210
		6,261,366
Medical - 7.3%
Lynchburg Economic Development Authority, Series A, (Central Health), 4%, 1/1/47	260,000	275,975
Norfolk Economic Development Authority, Series B, 5%, 11/1/36	480,000	525,240
Prince William County Industrial Development Authority, Series B, 4%, 11/1/22	200,000	216,024
Stafford County Economic Development Authority Revenue, 5%, 6/15/25	260,000	308,443
Virginia Small Business Financing Authority, 5%, 11/1/40	300,000	305,214
		1,630,896
Power - 1.5%
Puerto Rico Electric Power Authority, Series V, (BHAC-CR, MBIA-RE, FGIC), 5.25%, 7/1/24	290,000	327,755

Transportation - 9.4%
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/42	470,000	574,415
Puerto Rico Highways & Transportation Authority, Series N, (ASSURED GTY), 5.25%, 7/1/34	100,000	112,218
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	85,000	89,786
Virginia Commonwealth Transportation Board, 5%, 5/15/22	100,000	109,574
Virginia Commonwealth Transportation Board, Series A, (Prerefunded 3/15/22 @ $100), 5%, 9/15/24	225,000	245,306
Virginia Commonwealth Transportation Board, Series B, (Prerefunded 9/15/22 @ $100), 5%, 3/15/25	535,000	593,336
Virginia Commonwealth Transportation Board, 5%, 9/15/27	200,000	253,156
Virginia Port Authority Revenue, Series B, 5%, 7/1/21	100,000	105,743
		2,083,534
Utilities - 1.5%
City of Richmond VA Public Utility Revenue, Series A, 5%, 1/15/38	300,000	333,120

Water - 10.7%
County of Henrico VA Water & Sewer Revenue, 4%, 5/1/32	500,000	587,900
County of Henrico VA Water & Sewer Revenue, 5%, 5/1/27	150,000	184,602
Fairfax County Water Authority, Series B, 5.25%, 4/1/23	180,000	204,732
Fairfax County Water Authority, 5%, 4/1/27	150,000	163,613
Hampton Roads Sanitation District, Series A, 5%, 10/1/35	410,000	519,777
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	250,000	315,870
Prince William County Service Authority, 5%, 7/1/22	250,000	275,375
Virginia Resources Authority, Series B, (Prerefunded 11/1/21@ $100), (MORAL OBLG), 5%, 11/1/23	5,000	5,376
Virginia Resources Authority, Series B, (MORAL OBLG), 5%, 11/1/23	115,000	123,655
		2,380,900
TOTAL INVESTMENTS - 97.3% (Cost $20,578,560**)		21,631,438
NET OTHER ASSETS AND LIABILITIES - 2.7%		593,901
TOTAL NET ASSETS - 100.0%		$22,225,339

**	Aggregate cost for Federal tax purposes was $20,578,560.
ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE MBIA	Insurance Corp.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2)
MUNICIPAL BONDS - 97.3%

Alabama - 3.1%
Lee County Board of Education Authority Revenue, 4%, 2/1/28	$490,000	$551,637
Town of Pike Road Authority Revenue, 4%, 9/1/31	170,000	188,517
		740,154
Arkansas - 0.9%
Arkansas Development Finance Authority, 5%, 2/1/26	175,000	207,774

California - 0.6%
Los Angeles Department of Water & Power Revenue, Series A, 5%, 7/1/40	120,000	146,947

Colorado - 2.1%
El Paso County Facilities Corp., Certificate Participation, Series A, 5%, 12/1/27	400,000	498,936

Florida - 7.2%
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	518,775
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	582,319
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	321,753
Port St. Lucie Community Redevelopment Agency Revenue, Tax Allocation, 5%, 1/1/26	250,000	299,873
		1,722,720
Georgia - 3.7%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	422,058
City of Atlanta GA Water & Wastewater Revenue, 5%, 11/1/43	275,000	317,963
Dublin GA School District, General Obligation, (ST AID WITHHLDG), 4%, 4/1/23	135,000	142,626
		882,647
Hawaii - 2.2%
State of Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	527,281

Idaho - 2.3%
Idaho Health Facilities Authority, Series A, 5%, 3/1/34	500,000	557,335

Illinois - 8.6%
City of Chicago IL Waterworks Revenue, 5%, 11/1/20	150,000	155,193
City of Waukegan IL, General Obligation, Series A, (BAM), 4%, 12/30/24	430,000	471,891
Cook County School District No. 111, General Obligation, (BAM), 5%, 12/1/35	545,000	643,645
Du Page County School District No. 45, General Obligation, 4%, 1/1/26	460,000	522,854
Regional Transportation Authority, Series A, (AMBAC, GO of AUTH) *, 7.2%, 11/1/20	75,000	77,231
Sales Tax Securitization Corp., Series C, 5%, 1/1/27	140,000	165,834
		2,036,648
Indiana - 2.5%
Vanderburgh County Redevelopment District, (AGM), 5%, 2/1/26	500,000	600,500

Iowa - 2.0%
City of Bettendorf IA, General Obligation, Series A, (Prerefunded 6/1/20 @ $100), 5%, 6/1/28	475,000	485,612

Kansas - 3.6%
City of Wichita KS, General Obligation, Series 816, 5%, 12/1/24	510,000	604,886
Shawnee County Unified School District No. 437, General Obligation, 4%, 9/1/24	220,000	247,997
		852,883
Kentucky - 2.2%
Eastern Kentucky University, Series A, (ST INTERCEPT), 5%, 4/1/33	445,000	515,657
Michigan - 3.1%
Detroit City School District, General Obligation, Series A, (FGIC, Q-SBLF), 6%, 5/1/20	400,000	409,104
Redford Unified School District No. 1, General Obligation, (AMBAC, Q-SBLF) *, 5%, 5/1/22	320,000	338,285
		747,389
Mississippi - 2.5%
Medical Center Educational Building Corp., 5%, 6/1/30	475,000	584,834

Missouri - 2.0%
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	478,264

New Jersey - 5.5%
New Jersey Economic Development Authority Revenue, (ST APPROP), 5%, 3/1/26	450,000	492,313
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/28	250,000	323,913
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/29	250,000	329,782
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	164,874
		1,310,882
New York - 4.2%
Brookhaven Local Development Corp., 5%, 11/1/24	110,000	124,392
New York State Dormitory Authority, Series 1, (BHAC-CR, AMBAC) *, 5.5%, 7/1/31	250,000	330,083
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	542,192
		996,667
North Carolina - 3.7%
North Carolina Medical Care Commission, 5%, 6/1/40	500,000	573,645
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	285,000	318,203
		891,848
Ohio - 2.4%
Cleveland-Cuyahoga County Port
Authority, 5%, 7/1/24	500,000	576,805

Oklahoma - 4.6%
Caddo County Governmental Building Authority Revenue, 5%, 9/1/40	500,000	585,570
Elk City Industrial Authority, 4%, 5/1/30	435,000	501,599
		1,087,169
Pennsylvania - 1.8%
Commonwealth Financing Authority Revenue, Series A, 5%, 6/1/35	370,000	426,162
South Carolina - 1.1%
City of Newberry SC Revenue, (AGM), 4%, 4/1/22	240,000	253,510

Tennessee - 2.3%
City of Newport Tennessee Electric System Revenue, (AGM), 4%, 5/1/32	370,000	420,090
Town of Decatur TN Water & Sewer Revenue, General Obligation, 3%, 6/1/24	120,000	128,729
		548,819
Texas - 9.5%
Beaumont Independent School District, General Obligation, (Prerefunded 2/15/21 @ $100), (PSF-GTD), 4.75%, 2/15/38	300,000	313,605
City of Austin TX, General Obligation, 5%, 9/1/26	550,000	661,595
City of Fort Worth TX, General Obligation, 4%, 3/1/29	500,000	576,710
Mueller Local Government Corp., 5%, 9/1/25	500,000	501,380
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	218,934
		2,272,224
Utah - 1.6%
Utah Transit Authority, (BHAC-CR, MBIA), 5%, 6/15/35	280,000	377,630

Virginia - 6.8%
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	500,000	631,740
James City County Economic Development Authority, 5%, 6/15/22	250,000	274,217
Virginia Port Authority Revenue, Series B, 5%, 7/1/21	100,000	105,743
Western Regional Jail Authority, 5%, 12/1/34	500,000	608,410
		1,620,110
Washington - 1.0%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	235,264

West Virginia - 2.3%
West Virginia Economic Development Authority, Series A, 5%, 7/1/37	450,000	539,105

Wisconsin - 1.9%
Wisconsin Health & Educational Facilities Authority, Series A, 4%, 11/15/35	400,000	440,812
TOTAL INVESTMENTS - 97.3% (Cost $21,881,333**)		23,162,588
NET OTHER ASSETS AND LIABILITIES - 2.7%		644,037
TOTAL NET ASSETS - 100.0%		$23,806,625

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. Although AMBAC’s claim paying ability appears strong at this point, its ultimate ability to guarantee timely payment of principal and interest on these bonds, should they default, will be dependent on the timing and magnitude of losses within the entity’s overall portfolio.
**	Aggregate cost for Federal tax purposes was $21,881,333.

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
GO of AUTH	General Obligation of the Authority.
MBIA	MBIA Insurance Corp.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
ST INTERCEPT	State Intercept.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 39.6%

Consumer Discretionary - 2.3%
Target Corp., 2.9%, 1/15/22	$2,000,000	$2,052,974

Consumer Staples - 1.6%
Coca-Cola Co./The, 2.45%, 11/1/20	1,500,000	1,510,230

Energy - 1.4%
Chevron Corp., 2.427%, 6/24/20	1,250,000	1,253,915

Financials - 18.8%
American Express Credit Corp., MTN, 2.7%, 3/3/22	500,000	508,638
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (A), 2.816%, 7/21/23	1,500,000	1,523,431
Bank of New York Mellon Corp./The, MTN, 2.2%, 8/16/23	1,000,000	1,005,760
BB&T Corp., MTN, 2.85%, 10/26/24	750,000	774,622
Berkshire Hathaway Finance Corp. (B), 2.9%, 10/15/20	500,000	505,708
Goldman Sachs Bank USA, 3.2%, 6/5/20	1,000,000	1,007,762
Huntington National Bank/The, 3.55%, 10/6/23	1,000,000	1,055,400
John Deere Capital Corp., MTN (B), 2.65%, 1/6/22	1,500,000	1,527,242
JPMorgan Chase & Co., 2.25%, 1/23/20	1,500,000	1,500,660
JPMorgan Chase & Co., 2.972%, 1/15/23	450,000	458,714
Morgan Stanley, 2.8%, 6/16/20	1,750,000	1,758,526
PNC Financial Services Group Inc./The, 3.3%, 3/8/22	1,300,000	1,339,112
State Street Corp.(SOFR + 0.940%) (A), 2.354%, 11/1/25	1,500,000	1,509,908
U.S. Bancorp, MTN, 2.625%, 1/24/22	1,000,000	1,016,133
Wells Fargo & Co., MTN, (3M USD LIBOR + 0.825%) (A), 2.406%, 10/30/25	1,500,000	1,501,269
		16,992,885

Health Care - 3.4%
Merck & Co. Inc., 3.875%, 1/15/21	1,500,000	1,531,073
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,542,124
		3,073,197

Industrials - 0.6%
Caterpillar Inc., 3.9%, 5/27/21	500,000	515,940

Information Technology - 11.5%
Apple Inc., 2.4%, 5/3/23	1,500,000	1,526,784
Cisco Systems Inc., 2.2%, 2/28/21	1,500,000	1,508,595
Intel Corp., 3.3%, 10/1/21	1,750,000	1,800,169
Microsoft Corp., 3%, 10/1/20	1,250,000	1,264,605
Microsoft Corp., 2.875%, 2/6/24	500,000	521,287
salesforce.com Inc., 3.25%, 4/11/23	2,000,000	2,085,979
Visa Inc., 2.2%, 12/14/20	1,700,000	1,708,364
		10,415,783
Total Corporate Notes and Bonds
(Cost $35,220,198)		35,814,924

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 57.4%

Fannie Mae - 4.4%
1.375%, 10/7/21	4,000,000	3,985,382

Freddie Mac - 4.5%
2.375%, 1/13/22	4,000,000	4,069,255

U.S. Treasury Notes - 48.5%
3.625%, 2/15/20	3,000,000	3,016,289
1.625%, 3/15/20	3,500,000	3,499,863
1.375%, 3/31/20	2,750,000	2,747,207
2.000%, 7/31/20	2,750,000	2,757,842
1.375%, 8/31/20	3,000,000	2,994,375
1.625%, 5/31/23	1,000,000	1,003,516
2.375%, 8/15/24	3,250,000	3,374,414
2.125%, 5/15/25	4,000,000	4,117,031
1.625%, 5/15/26	1,750,000	1,752,803
2.250%, 11/15/27	2,750,000	2,877,510
2.625%, 11/15/20	3,000,000	3,030,937
2.500%, 8/15/23	3,000,000	3,106,875
2.750%, 11/15/23	3,000,000	3,142,500
1.500%, 8/15/26	1,750,000	1,738,311
2.375%, 5/15/27	4,450,000	4,691,621
		43,851,094
Total U.S. Government and Agency Obligations (Cost $50,838,084)		51,905,731
	Shares
SHORT-TERM INVESTMENTS - 4.5%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (C)	3,800,036	3,800,036
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (C) (D)	214,965	214,965
Total Short-Term Investments
(Cost $4,015,001)		4,015,001
TOTAL INVESTMENTS - 101.5% (Cost $90,073,283**)		91,735,656
NET OTHER ASSETS AND LIABILITIES - (1.5%)		(1,329,062)
TOTAL NET ASSETS - 100.0%		$90,406,594

**	Aggregate cost for Federal tax purposes was $90,073,283.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2019.
(B)	All or a portion of these securities, with an aggregate fair value of $210,612, are on loan as part of a securities lending program. See footnote (D) and Note 9 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
SOFR	Secured Overnight Financing Rate.

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 4.7%
BMW Floorplan Master Owner Trust,
Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 2.234%, 5/15/23	$325,000	$325,551
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	103,719
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	536,052	536,059
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	447,636	453,312
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	312,143	316,627
Chesapeake Funding II LLC, Series 2018-2A, Class B (A), 3.52%, 8/15/30	350,000	360,346
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	385,000	400,260
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	550,000	548,852
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 (A), 1.97%, 1/20/23	152,777	152,684
Enterprise Fleet Financing LLC, Series 2017-3, Class A3 (A), 2.36%, 5/20/23	1,000,000	1,003,968
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	500,000	499,921
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	275,000	278,870
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	1,000,000	999,792
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	830,000	845,619
Wheels SPV LLC, Series 2019-1A, Class A3 (A), 2.35%, 5/22/28	300,000	302,184
Total Asset Backed Securities
(Cost $7,050,616)		7,127,764

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.8%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A), 2.879%, 7/25/49	572,136	575,923
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	1,411,474	140,542
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	801,095	842,332
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	929,783	987,575
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	200,633	223,013
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	149,923	170,595
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	242,652	243,310
Fannie Mae REMICS, Series 2015-44, Class GI, IO, 3%, 11/25/40	509,143	13,367
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	517,501	528,086
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	1,914,832	135,285
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	1,576,463	100,021
JPMorgan Mortgage Trust, Series 2019-2, Class A6 (A) (B) (C), 4%, 8/25/49	358,886	358,989
JPMorgan Mortgage Trust, Series 2019-3, Class A4 (A) (B) (C), 4%, 9/25/49	701,173	705,898
JPMorgan Mortgage Trust, Series 2019-5, Class A3 (A) (B) (C), 4%, 11/25/49	521,152	529,295
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (C), 4%, 11/25/49	247,434	248,395
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.5%, 2/25/50	775,235	786,530
OBX Trust, Series 2019-INV1, Class A8 (A) (B) (C), 4%, 11/25/48	681,868	686,419

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Onslow Bay Mortgage Loan Trust,
Series 2015-1, Class 2A4 (A) (B) (C), 3%, 11/25/45	$620,122	$623,333
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	500,000	509,297
Wells Fargo Mortgage Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (C), 4%, 4/25/49	431,275	439,091
Total Collateralized Mortgage Obligations (Cost $9,081,404)		8,847,296

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.5%
Fannie Mae-Aces, Series 2017-M15, Class ATS2 (B) (C), 3.136%, 11/25/27	500,000	526,460
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (B) (C), 0.608%, 1/25/22	22,117,617	253,015
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	400,000	419,760
FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/26	2,000,000	2,075,039
FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, IO (B) (C), 0.315%, 9/25/26	15,794,187	297,430
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	1,000,000	1,068,605
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	750,000	772,214
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2, 2.862%, 3/15/47	13,506	13,493
Total Commercial Mortgage-Backed Securities (Cost $5,210,254)		5,426,016

CORPORATE NOTES AND BONDS - 23.8%

Communication Services - 2.1%
AT&T Inc., 4.75%, 5/15/46	1,000,000	1,110,240
Comcast Corp., 4.7%, 10/15/48	250,000	307,860
Mars Inc. (A), 3.875%, 4/1/39	400,000	448,758
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	250,000	251,562
Verizon Communications Inc., 4.4%, 11/1/34	500,000	577,202
Vodafone Group PLC (D), 3.75%, 1/16/24	250,000	263,543
Vodafone Group PLC (D), 5%, 5/30/38	250,000	286,073
		3,245,238
Consumer Discretionary - 2.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	500,000	525,631
D.R. Horton Inc., 2.55%, 12/1/20	500,000	501,715
Discovery Communications LLC, 5%, 9/20/37	500,000	542,975
DISH DBS Corp., 6.75%, 6/1/21	250,000	262,500
Expedia Group Inc. (A), 3.25%, 2/15/30	500,000	500,341
Lennar Corp., 4.75%, 4/1/21	500,000	511,900
Lowe’s Cos. Inc., 4.55%, 4/5/49	500,000	573,767
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	500,000	537,928
		3,956,757
Consumer Staples - 0.3%
Molson Coors Brewing Co., 2.1%, 7/15/21	500,000	500,345

Energy - 4.1%
Antero Resources Corp. (E), 5.625%, 6/1/23	300,000	210,375
Boardwalk Pipelines L.P., 4.45%, 7/15/27	400,000	412,033
Energy Transfer Operating L.P., 5.25%, 4/15/29	375,000	421,795
EnLink Midstream Partners L.P., 5.45%, 6/1/47	400,000	306,000
Enterprise Products Operating LLC, 3.75%, 2/15/25	500,000	533,128
Kinder Morgan Inc., 5.55%, 6/1/45	920,000	1,079,333
Marathon Petroleum Corp., 3.8%, 4/1/28	600,000	632,591
MPLX L.P., 4.8%, 2/15/29	250,000	275,395
Occidental Petroleum Corp., 3.5%, 8/15/29	500,000	506,635
Occidental Petroleum Corp., 4.4%, 8/15/49	250,000	253,565
Unit Corp., 6.625%, 5/15/21	525,000	346,500
Valero Energy Corp., 6.625%, 6/15/37	1,000,000	1,304,892
		6,282,242

Financials - 7.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (D), 3.875%, 1/23/28	500,000	517,526
Air Lease Corp., 3.75%, 2/1/22	300,000	309,571
American Express Co., 2.5%, 8/1/22	350,000	354,403
American Express Co., 4.2%, 11/6/25	650,000	718,518
American International Group Inc., 4.75%, 4/1/48	500,000	589,293
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	500,000	507,810
Bank of Montreal (D), 3.3%, 2/5/24	325,000	339,158
Capital One Financial Corp., 3.3%, 10/30/24	600,000	624,683
Cboe Global Markets Inc., 3.65%, 1/12/27	445,000	478,301
Goldman Sachs Group Inc./The, (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	850,000	878,844
Goldman Sachs Group Inc./The, 3.5%, 11/16/26	300,000	312,564
Huntington National Bank/The, 3.55%, 10/6/23	500,000	527,700
Intercontinental Exchange Inc., 3.75%, 9/21/28	250,000	274,591
JPMorgan Chase & Co., 2.972%, 1/15/23	300,000	305,809
JPMorgan Chase & Co., 3.125%, 1/23/25	750,000	779,549
M&T Bank Corp., 3.55%, 7/26/23	250,000	262,881
Mitsubishi UFJ Financial Group Inc. (D), 3.195%, 7/18/29	500,000	518,819
Morgan Stanley, 4.3%, 1/27/45	1,000,000	1,162,801
PNC Bank NA, 2.7%, 10/22/29	250,000	250,901
Regions Financial Corp., 2.75%, 8/14/22	600,000	611,177
State Street Corp., (SOFR + 1.490%) (B), 3.031%, 11/1/34	250,000	252,607
TD Ameritrade Holding Corp., 3.3%, 4/1/27	500,000	526,897
		11,104,403

Health Care - 2.3%
AbbVie Inc., 3.75%, 11/14/23	400,000	421,746
Becton, Dickinson and Co., 2.894%, 6/6/22	400,000	407,829
Cigna Corp., 4.9%, 12/15/48	500,000	580,741
CVS Health Corp., 5.125%, 7/20/45	750,000	864,494
Forest Laboratories LLC (A), 5%, 12/15/21	200,000	209,963
Humana Inc., 2.5%, 12/15/20	750,000	753,212
UnitedHealth Group Inc., 3.7%, 8/15/49	250,000	263,132
		3,501,117

Industrials - 2.0%
Bristol-Myers Squibb Co. (A), 3.4%, 7/26/29	650,000	699,131
Carlisle Cos. Inc., 3.5%, 12/1/24	500,000	517,071
DAE Funding LLC (A), 5.25%, 11/15/21	250,000	259,375
Owens Corning, 3.95%, 8/15/29	550,000	565,518
TransDigm Inc., 6%, 7/15/22	250,000	254,250
WRKCo Inc., 3.9%, 6/1/28	700,000	750,320
		3,045,665

Information Technology - 1.6%
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	350,000	466,051
Fidelity National Information Services Inc., 4.75%, 5/15/48	300,000	359,175
Marvell Technology Group Ltd. (D), 4.2%, 6/22/23	500,000	526,206
PayPal Holdings Inc., 2.4%, 10/1/24	500,000	503,378
Salesforce.com Inc., 3.7%, 4/11/28	500,000	552,053
		2,406,863

Materials - 0.1%
Arconic Inc., 5.125%, 10/1/24	200,000	214,500

Real Estate - 0.4%
Store Capital Corp., 4.5%, 3/15/28	500,000	548,870

Utilities - 1.0%
Duke Energy Corp., 3.75%, 9/1/46	1,000,000	1,035,087
Interstate Power & Light Co., 3.5%, 9/30/49	250,000	253,577
PacifiCorp., 4.15%, 2/15/50	250,000	296,243
		1,584,907
Total Corporate Notes and Bonds
(Cost $34,259,619)		36,390,907

LONG TERM MUNICIPAL BONDS - 1.3%
Rancho Water District Financing Authority Revenue, (Prerefunded 8/1/20 @ $100), 6.337%, 8/1/40	10,000	10,345
Rancho Water District Financing Authority Revenue, 6.337%, 8/1/40	655,000	677,598
South Dakota State Building Authority Revenue, Series F, 4.7%, 6/1/32	1,250,000	1,361,487
Total Long Term Municipal Bonds
(Cost $1,929,655)		2,049,430

MORTGAGE BACKED SECURITIES - 20.1%

Fannie Mae - 11.0%
3%, 9/1/30 Pool # 890696	758,943	780,872
3%, 12/1/30 Pool # AL8924	389,952	401,553
7%, 11/1/31 Pool # 607515	6,501	7,337
3.5%, 12/1/31 Pool # MA0919	265,009	275,944
6.5%, 3/1/32 Pool # 631377	23,159	25,795
6.5%, 5/1/32 Pool # 636758	1,939	2,159
7%, 5/1/32 Pool # 644591	508	524
6.5%, 6/1/32 Pool # 545691	53,272	60,537
3.5%, 8/1/32 Pool # MA3098	500,174	519,767
3.5%, 9/1/32 Pool # MA3126	338,608	351,900
5.5%, 11/1/33 Pool # 555880	59,675	66,917
5%, 5/1/34 Pool # 780890	25,092	27,700
7%, 7/1/34 Pool # 792636	7,271	7,500
2.5%, 10/1/34 Pool # MA3797	248,087	251,203
4%, 2/1/35 Pool # MA2177	627,500	664,282
5%, 8/1/35 Pool # 829670	65,569	72,293

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
5%, 9/1/35 Pool # 820347	$85,158	$94,977
5%, 9/1/35 Pool # 835699	64,243	71,259
3.5%, 12/1/35 Pool # MA2473	785,669	815,384
4.5%, 12/1/35 Pool # 745147	9,434	10,207
5%, 12/1/35 Pool # 850561	21,866	24,144
6%, 11/1/36 Pool # 902510	50,230	58,072
6%, 10/1/37 Pool # 947563	68,708	79,373
6.5%, 12/1/37 Pool # 889072	51,024	59,129
6.5%, 8/1/38 Pool # 987711	113,509	136,227
3%, 11/1/39 Pool # MA3831	500,000	512,336
4%, 9/1/40 Pool # AE3039	652,944	698,844
4%, 1/1/41 Pool # AB2080	531,196	568,452
5.5%, 7/1/41 Pool # AL6588	432,345	486,910
4%, 9/1/41 Pool # AJ1406	346,039	370,654
4%, 10/1/41 Pool # AJ4046	634,966	679,508
3.5%, 11/1/41 Pool # AB3867	291,266	305,654
4%, 3/1/42 Pool # AL1998	947,151	1,013,263
3.5%, 6/1/42 Pool # AO4134	986,744	1,035,530
3.5%, 8/1/42 Pool # AP2133	594,128	623,554
3%, 9/1/42 Pool # AP6568	90,927	93,795
3.5%, 9/1/42 Pool # AB6228	348,685	365,956
4%, 10/1/42 Pool # AP7363	698,786	745,798
3.5%, 1/1/43 Pool # AQ9326	489,992	518,479
3%, 2/1/43 Pool # AL3072	824,543	850,529
3.5%, 3/1/43 Pool # AT0310	437,766	459,303
3.5%, 4/1/43 Pool # AT2887	414,400	434,916
4%, 1/1/45 Pool # AS4257	189,076	200,706
3.5%, 8/1/45 Pool # AS5645	713,143	743,567
4.5%, 10/1/46 Pool # MA2783	134,109	142,416
3%, 1/1/47 Pool # BE0108	594,849	612,499
3.5%, 1/1/49 Pool # MA3574	419,598	431,936
		16,759,660

Freddie Mac - 9.1%
4.5%, 2/1/25 Pool # J11722	89,743	94,278
4.5%, 5/1/25 Pool # J12247	189,151	198,455
8%, 6/1/30 Pool # C01005	510	597
6.5%, 1/1/32 Pool # C62333	22,225	24,884
3.5%, 8/1/32 Pool # C91485	315,539	328,757
4%, 5/1/33 Pool # G18693	947,511	992,579
4.5%, 6/1/34 Pool # C01856	342,088	370,915
2.5%, 10/1/34 Pool # SB8010	1,737,336	1,756,107
6.5%, 11/1/36 Pool # C02660	8,156	9,271
5.5%, 1/1/37 Pool # G04593	190,846	214,917
5.5%, 11/1/37 Pool # A68787	134,118	150,695
5.5%, 12/1/38 Pool # G05267	377,145	423,799
4.5%, 8/1/39 Pool # G08361	455,831	494,333
3.5%, 11/1/40 Pool # G06168	465,192	488,425
4%, 10/1/41 Pool # Q04092	744,529	797,351
4.5%, 3/1/42 Pool # G07491	485,804	526,883
3%, 9/1/42 Pool # C04233	581,334	599,967
3%, 2/1/43 Pool # Q15767	387,707	400,111
3%, 4/1/43 Pool # V80025	404,085	417,078
3%, 4/1/43 Pool # V80026	395,676	408,358
3.5%, 8/1/44 Pool # Q27927	537,420	565,272
3%, 7/1/45 Pool # G08653	646,456	665,189
3.5%, 8/1/45 Pool # Q35614	611,423	639,854
3%, 11/1/45 Pool # G08675	819,044	842,744
3%, 1/1/46 Pool # G08686	851,481	876,143
3%, 10/1/46 Pool # G60722	738,616	759,159
3.5%, 11/1/47 Pool # Q52079	904,801	937,163
		13,983,284

Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	7,672	8,788
6.5%, 4/20/31 Pool # 3068	3,763	4,359
4%, 4/15/39 Pool # 698089	31,427	33,591
		46,738
Total Mortgage Backed Securities
(Cost $30,197,457)		30,789,682

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 33.8%

U.S. Treasury Bonds - 10.8%
6.625%, 2/15/27	1,500,000	2,016,269
5.375%, 2/15/31	1,250,000	1,717,432
4.500%, 5/15/38	1,500,000	2,096,426
3.750%, 8/15/41	2,000,000	2,575,000
3.000%, 5/15/45	2,000,000	2,327,656
2.250%, 8/15/46	1,500,000	1,520,977
3.000%, 5/15/47	1,000,000	1,170,937
3.000%, 2/15/48	1,000,000	1,173,555
3.375%, 11/15/48	1,500,000	1,889,473
		16,487,725

U.S. Treasury Notes - 23.0%
2.625%, 11/15/20	3,000,000	3,030,937
3.125%, 5/15/21	4,000,000	4,092,656
2.125%, 8/15/21	2,000,000	2,019,141
2.000%, 10/31/21	1,000,000	1,008,672
2.000%, 11/15/21	5,000,000	5,045,508
2.000%, 2/15/23	500,000	507,578
2.750%, 2/15/24	1,500,000	1,575,762
2.125%, 3/31/24	3,375,000	3,460,298
2.000%, 8/15/25	450,000	460,459
2.250%, 11/15/25	2,000,000	2,075,859
1.500%, 8/15/26	2,630,000	2,612,432
2.375%, 5/15/27	1,000,000	1,054,297
2.875%, 5/15/28	2,500,000	2,742,285
2.625%, 2/15/29	5,200,000	5,622,094
		35,307,978

Total U.S. Government and Agency Obligations (Cost $48,429,175)		51,795,703

	Shares

SHORT-TERM INVESTMENTS - 3.5%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (F)	5,086,280	5,086,280
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (F) (G)	227,850	227,850
Total Short-Term Investments
(Cost $5,314,130)		5,314,130
TOTAL INVESTMENTS - 96.5% (Cost $141,472,310**)		147,740,928
NET OTHER ASSETS AND LIABILITIES - 3.5%		5,400,092
TOTAL NET ASSETS - 100.0%		$153,141,020

**	Aggregate cost for Federal tax purposes was $141,472,310.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2019.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.6% of total net assets.
(E)	All or a portion of these securities, with an aggregate fair value of $213,012, are on loan as part of a securities lending program. See footnote (G) and Note 9 for details on the securities lending program.
(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.
DAC	Designated Activity Company.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
PLC	Public Limited Company.
SOFR	Secured Overnight Financing Rate.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Corporate Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 96.1%

Communication Services - 9.0%
AT&T Inc., 4.25%, 3/1/27	$250,000	$274,576
AT&T Inc., 4.75%, 5/15/46	125,000	138,780
Comcast Corp., 4.15%, 10/15/28	100,000	112,958
L3Harris Technologies Inc., 5.054%, 4/27/45	160,000	200,345
Mars Inc. (A), 3.875%, 4/1/39	100,000	112,189
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	50,000	50,313
Verizon Communications Inc., 4.329%, 9/21/28	115,000	130,955
Verizon Communications Inc., 3.875%, 2/8/29	100,000	110,592
Verizon Communications Inc., 4.4%, 11/1/34	200,000	230,881
		1,361,589

Consumer Discretionary - 6.5%
Amazon.com Inc., 2.8%, 8/22/24	100,000	103,997
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 5/1/27	100,000	106,000
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	100,000	105,126
Discovery Communications LLC, 5%, 9/20/37	100,000	108,595
Expedia Group Inc. (A), 3.25%, 2/15/30	100,000	100,068
General Motors Financial Co. Inc., 3.2%, 7/6/21	75,000	75,956
Harman International Industries Inc., 4.15%, 5/15/25	100,000	105,693
Lowe’s Cos. Inc., 2.5%, 4/15/26	100,000	100,383
Lowe’s Cos. Inc., 4.55%, 4/5/49	100,000	114,754
McDonald’s Corp., MTN, 4.875%, 12/9/45	50,000	60,535
		981,107

Consumer Staples - 0.8%
Anheuser-Busch Cos. LLC / Anheuser-Busch
InBev Worldwide Inc., 4.9%, 2/1/46	100,000	119,956

Energy - 16.2%
Antero Resources Corp., 5.625%, 6/1/23	50,000	35,062
Boardwalk Pipelines L.P., 4.45%, 7/15/27	100,000	103,008
BP Capital Markets America Inc., 3.119%, 5/4/26	100,000	104,792
Chevron Corp., 3.191%, 6/24/23	200,000	208,957
ConocoPhillips Co., 4.15%, 11/15/34	20,000	22,345
Devon Energy Corp., 5.6%, 7/15/41	100,000	119,044
Energy Transfer Operating L.P., 5.25%, 4/15/29	150,000	168,718
EnLink Midstream Partners L.P., 5.45%, 6/1/47	50,000	38,250
Enterprise Products Operating LLC, 4.45%, 2/15/43	100,000	108,982
Exxon Mobil Corp., 4.114%, 3/1/46	50,000	59,616
Helmerich & Payne Inc., 4.65%, 3/15/25	100,000	108,637
Kinder Morgan Inc. (A), 5%, 2/15/21	50,000	51,650
Kinder Morgan Inc., 5.55%, 6/1/45	100,000	117,319
Marathon Petroleum Corp., 5.125%, 3/1/21	100,000	104,096
Marathon Petroleum Corp., 3.8%, 4/1/28	100,000	105,432
MPLX L.P., 4.8%, 2/15/29	50,000	55,079
Occidental Petroleum Corp., 3.5%, 8/15/29	50,000	50,663
Occidental Petroleum Corp., 4.4%, 8/15/49	50,000	50,713
Phillips 66, 4.65%, 11/15/34	100,000	116,219
Phillips 66 Partners L.P., 3.605%, 2/15/25	200,000	209,262
Valero Energy Corp., 6.625%, 6/15/37	300,000	391,468
Valero Energy Partners L.P., 4.5%, 3/15/28	100,000	109,603
		2,438,915

Financials - 38.2%

Banks - 18.4%
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	207,356
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	100,000	103,301
Citigroup Inc., 2.7%, 10/27/22	250,000	254,150
Citigroup Inc.(3M USD LIBOR + 1.192%) (B), 4.075%, 4/23/29	150,000	164,318
Discover Bank, 3.45%, 7/27/26	100,000	103,778
Goldman Sachs Group Inc./The, 3.5%, 11/16/26	250,000	260,470
Huntington National Bank/The, 3.55%, 10/6/23	250,000	263,850
JPMorgan Chase & Co., 2.972%, 1/15/23	200,000	203,873
JPMorgan Chase & Co., 3.125%, 1/23/25	200,000	207,880
KeyCorp, MTN, 5.1%, 3/24/21	250,000	260,267
Mitsubishi UFJ Financial Group Inc. (C), 3.195%, 7/18/29	200,000	207,527
Morgan Stanley, MTN, 3.7%, 10/23/24	100,000	106,391
Morgan Stanley, MTN, 3.875%, 1/27/26	150,000	162,014
Morgan Stanley, FRN, (3M USD LIBOR + 1.340%) (B), 3.591%, 7/22/28	150,000	158,296
PNC Financial Services Group Inc./The, 3.45%, 4/23/29	100,000	107,704
		2,771,175

Diversified Financial Services - 9.7%
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust (C), 3.875%, 1/23/28	150,000	155,258
Affiliated Managers Group Inc., 4.25%, 2/15/24	200,000	214,186
Air Lease Corp., 3.625%, 4/1/27	100,000	104,317
American Express Co., 2.5%, 8/1/22	200,000	202,516
American Express Co., 4.2%, 11/6/25	100,000	110,541
Capital One Financial Corp., 3.3%, 10/30/24	200,000	208,228
Cboe Global Markets Inc., 3.65%, 1/12/27	150,000	161,225
Intercontinental Exchange Inc., 2.35%, 9/15/22	100,000	101,041
Intercontinental Exchange Inc., 3.75%, 9/21/28	50,000	54,918
Nasdaq Inc., 3.85%, 6/30/26	50,000	53,763
TD Ameritrade Holding Corp., 3.3%, 4/1/27	100,000	105,379
		1,471,372

Insurance - 8.7%
Aflac Inc., 4.75%, 1/15/49	100,000	124,320
American International Group Inc., 3.875%, 1/15/35	100,000	105,296
Berkshire Hathaway Finance Corp., 4.2%, 8/15/48	200,000	235,336
Berkshire Hathaway Inc., 3.125%, 3/15/26	150,000	159,518
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	23,000	24,411
Liberty Mutual Group Inc. (A), 4.569%, 2/1/29	77,000	87,013
Markel Corp., 5%, 5/20/49	50,000	58,063
MetLife Inc., 3.6%, 4/10/24	100,000	106,291
New York Life Global Funding (A), 1.95%, 2/11/20	200,000	200,081
Prudential Financial Inc., MTN, 3.5%, 5/15/24	200,000	212,668
		1,312,997

Real Estate - 1.4%
Boston Properties L.P., 3.4%, 6/21/29	100,000	105,441
HCP Inc., 3.25%, 7/15/26	100,000	104,442
		209,883
		5,765,427

Health Care - 3.9%
Anthem Inc., 2.375%, 1/15/25	50,000	49,969
Cigna Corp., 4.9%, 12/15/48	100,000	116,148
CVS Health Corp., 2.625%, 8/15/24	50,000	50,542
CVS Health Corp., 5.125%, 7/20/45	100,000	115,266
UnitedHealth Group Inc., 3.7%, 8/15/49	50,000	52,627
Zoetis Inc., 3%, 9/12/27	200,000	206,240
		590,792

Industrials - 8.4%
Bristol-Myers Squibb Co. (A), 3.4%, 7/26/29	100,000	107,559
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	100,000	117,825
CRH America Inc. (A), 3.875%, 5/18/25	200,000	213,578
DAE Funding LLC (A), 5.25%, 11/15/21	50,000	51,875
General Dynamics Corp., 1.875%, 8/15/23	100,000	100,043
Lockheed Martin Corp., 2.9%, 3/1/25	200,000	209,019
Owens Corning, 3.95%, 8/15/29	50,000	51,411
Textron Inc., 3.875%, 3/1/25	200,000	212,422
WRKCo Inc., 3.75%, 3/15/25	100,000	105,266
WRKCo Inc., 3.9%, 6/1/28	100,000	107,188
		1,276,186

Information Technology - 6.0%
Citrix Systems Inc., 4.5%, 12/1/27	35,000	38,288
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	75,000	99,868
Fidelity National Information Services Inc., 4.75%, 5/15/48	100,000	119,725
Fiserv Inc., 3.8%, 10/1/23	50,000	52,993
Fiserv Inc., 3.5%, 7/1/29	100,000	105,782
Intel Corp., 3.734%, 12/8/47	50,000	56,318
Microsoft Corp., 3.5%, 2/12/35	100,000	109,646
NVIDIA Corp., 2.2%, 9/16/21	100,000	100,438
Oracle Corp., 4%, 7/15/46	50,000	55,612
PayPal Holdings Inc., 2.4%, 10/1/24	50,000	50,338
Salesforce.com Inc., 3.7%, 4/11/28	100,000	110,410
		899,418

Materials - 5.4%
Arconic Inc., 5.125%, 10/1/24	50,000	53,625
Dow Chemical Co./The, 4.125%, 11/15/21	200,000	207,263
Dow Chemical Co./The (A), 4.8%, 5/15/49	50,000	55,608
DuPont de Nemours Inc., 4.725%, 11/15/28	100,000	114,024
Nutrien Ltd. (C), 3.375%, 3/15/25	200,000	208,311
Packaging Corp. of America, 3.65%, 9/15/24	175,000	184,024
		822,855

Real Estate - 0.7%
Boston Properties L.P., 3.65%, 2/1/26	100,000	106,538

Utilities - 1.0%
Duke Energy Corp., 3.75%, 9/1/46	100,000	103,509
Interstate Power & Light Co., 3.5%, 9/30/49	50,000	50,715
		154,224
Total Corporate Notes and Bonds
(Cost $13,474,507)		14,517,007

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Corporate Bond Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 3.3%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (D)	496,036	$496,036
Total Short-Term Investments
(Cost $496,036)		496,036
TOTAL INVESTMENTS - 99.4% (Cost $13,970,543**)		15,013,043
NET OTHER ASSETS AND LIABILITIES - 0.6%		85,034
TOTAL NET ASSETS - 100.0%		$15,098,077

**	Aggregate cost for Federal tax purposes was $13,970,543.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2019.
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 3.8% of total net assets.
(D)	7-day yield.
DAC	Designated Activity Company.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.

Madison High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 85.5%

Communication Services - 6.2%
Altice Luxembourg S.A. (A) (B), 7.625%, 2/15/25	$200,000	$206,250
Frontier Communications Corp. (A), 8.5%, 4/1/26	150,000	150,375
GrubHub Holdings Inc. (A), 5.5%, 7/1/27	125,000	117,188
Inmarsat Finance PLC (A) (B) (C), 6.5%, 10/1/24	300,000	315,450
Nexstar Broadcasting Inc. (A), 5.625%, 8/1/24	125,000	130,422
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	125,000	125,781
Telesat Canada / Telesat LLC (A) (B), 6.5%, 10/15/27	100,000	104,405
		1,149,871

Consumer Discretionary - 17.9%
Cablevision Systems Corp., 5.875%, 9/15/22	250,000	269,687
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 4/1/24	300,000	312,750
Diamond Resorts International Inc. (A) (C), 7.75%, 9/1/23	250,000	258,697
DISH DBS Corp., 6.75%, 6/1/21	250,000	262,500
IRB Holding Corp. (A), 6.75%, 2/15/26	250,000	254,375
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. (A), 6.75%, 11/15/21	250,000	255,313
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	513,125
Panther BF Aggregator 2 L.P. / Panther Finance Co. Inc. (A), 6.25%, 5/15/26	125,000	132,150
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	253,125
Scientific Games International Inc. (A), 5%, 10/15/25	250,000	257,500
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	254,500
Univision Communications Inc. (A), 5.125%, 5/15/23	325,000	325,000
		3,348,722

Consumer Staples - 8.6%
ACCO Brands Corp. (A), 5.25%, 12/15/24	250,000	259,375
Avon International Operations Inc. (A), 7.875%, 8/15/22	250,000	260,313
Dean Foods Co. (A), 6.5%, 3/15/23	195,000	91,650
Pilgrim’s Pride Corp. (A), 5.75%, 3/15/25	350,000	363,125
Post Holdings Inc. (A), 5.5%, 3/1/25	250,000	261,900
Simmons Foods Inc. (A), 5.75%, 11/1/24	375,000	367,031
		1,603,394

Energy - 14.7%
American Midstream Partners L.P. / American Midstream Finance Corp. (A), 9.5%, 12/15/21	375,000	348,750
Berry Petroleum Co. LLC (A), 7%, 2/15/26	125,000	116,250
Carrizo Oil & Gas Inc. (C), 6.25%, 4/15/23	375,000	348,750
Indigo Natural Resources LLC (A), 6.875%, 2/15/26	250,000	227,500
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	125,000	35,000
Murphy Oil USA Inc., 5.625%, 5/1/27	400,000	429,287
QEP Resources Inc., 5.375%, 10/1/22	300,000	294,024
Southern Star Central Corp. (A), 5.125%, 7/15/22	300,000	303,693
Sunoco L.P. / Sunoco Finance Corp., 4.875%, 1/15/23	250,000	256,562
Unit Corp., 6.625%, 5/15/21	600,000	396,000
		2,755,816

Financials - 9.8%
Donnelley Financial Solutions Inc., 8.25%, 10/15/24	250,000	260,000
Equinix Inc., 5.875%, 1/15/26	250,000	265,550
Exela Intermediate LLC / Exela Finance Inc. (A), 10%, 7/15/23	150,000	71,625
Jefferies Finance LLC / JFIN Co-Issuer Corp. (A), 7.25%, 8/15/24	250,000	251,875
MPT Operating Partnership L.P. / MPT Finance Corp., 5%, 10/15/27	250,000	263,125
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21	249,000	249,934
Quicken Loans Inc. (A), 5.75%, 5/1/25	250,000	257,370
Solera LLC / Solera Finance Inc. (A), 10.5%, 3/1/24	200,000	209,250
		1,828,729

Health Care - 4.6%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	250,000	252,187
Avantor Inc. (A), 6%, 10/1/24	300,000	320,664
HCA Inc., 5.875%, 2/15/26	250,000	281,250
		854,101

Industrials - 16.5%
ADT Security Corp./The, 3.5%, 7/15/22	150,000	150,348
ARD Finance S.A., 7.125% Cash, 7.875 PIK (B), 7.125%, 9/15/23	300,000	311,625
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A) (C), 5.25%, 3/15/25	250,000	255,000
DAE Funding LLC (A), 5%, 8/1/24	250,000	260,950
DAE Funding LLC (A), 5.25%, 11/15/21	150,000	155,625
GFL Environmental Inc. (A) (B), 5.375%, 3/1/23	250,000	257,187
Hughes Satellite Systems Corp., 5.25%, 8/1/26	200,000	214,250
Mueller Industries Inc., 6%, 3/1/27	250,000	253,750
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	340,000	341,707
Patrick Industries Inc. (A), 7.5%, 10/15/27	125,000	129,688
Prime Security Services Borrower LLC / Prime Finance Inc. (A), 9.25%, 5/15/23	36,000	37,872
Tennant Co., 5.625%, 5/1/25	250,000	259,375
TransDigm Inc., 6%, 7/15/22	250,000	254,250
Waste Pro USA Inc. (A), 5.5%, 2/15/26	200,000	206,500
		3,088,127

Materials - 2.6%
Berry Global Inc., 5.125%, 7/15/23	250,000	256,250
Cornerstone Chemical Co. (A), 6.75%, 8/15/24	250,000	230,000
		486,250

Real Estate - 1.6%
Iron Mountain Inc., 5.75%, 8/15/24	300,000	302,625

Utilities - 3.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp., 5.5%, 5/20/25	250,000	268,150
Calpine Corp., 5.5%, 2/1/24	300,000	300,750
		568,900
Total Corporate Notes and Bonds
(Cost $16,100,845)		15,986,535

	Shares
EXCHANGE TRADED FUNDS - 2.5%
iShares iBoxx High Yield Corporate Bond ETF	5,400	468,774
Total Exchange Traded Funds
(Cost $465,512)		468,774

	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.0%
U.S. Treasury Bill - 5.0%
1.764%, 11/5/19	$939,000	938,816
Total U.S. Government and Agency Obligations (Cost $938,816)		938,816

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison High Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 11.1%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (D)	1,079,358	$1,079,358
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (D) (E)	982,778	982,778
Total Short-Term Investments
(Cost $2,062,136)		2,062,136
TOTAL INVESTMENTS - 104.1% (Cost $19,567,309**)		19,456,261
NET OTHER ASSETS AND LIABILITIES - (4.1%)		(764,186)
TOTAL NET ASSETS - 100.0%		$18,692,075

**	Aggregate cost for Federal tax purposes was $19,567,309.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 6.4% of total net assets.
(C)	All or a portion of these securities, with an aggregate fair value of $956,101, are on loan as part of a securities lending program. See footnote (E) and Note 9 for details on the securities lending program.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
PIK	Payment in Kind.
PLC	Public Limited Company.

Madison Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 67.8%

Communication Services - 5.3%
Comcast Corp., Class A	101,000	$4,526,820
Verizon Communications Inc.	69,000	4,172,430
		8,699,250

Consumer Discretionary - 6.0%
Home Depot Inc./The	11,000	2,580,380
McDonald’s Corp.	17,000	3,343,900
Starbucks Corp.	19,500	1,648,920
TJX Cos. Inc./The	39,500	2,277,175
		9,850,375

Consumer Staples - 5.5%
Hershey Co./The	9,000	1,321,830
Nestle S.A., ADR	22,000	2,357,520
PepsiCo Inc.	20,000	2,743,400
Procter & Gamble Co./The	22,000	2,739,220
		9,161,970

Energy - 3.7%
Chevron Corp.	24,500	2,845,430
Exxon Mobil Corp.	48,000	3,243,360
		6,088,790

Financials - 13.2%
Bank of America Corp.	96,500	3,017,555
BlackRock Inc.	7,000	3,231,900
Chubb Ltd.	16,000	2,438,720
JPMorgan Chase & Co.	34,000	4,247,280
Northern Trust Corp.	23,500	2,342,480
Travelers Cos. Inc./The	21,000	2,752,260
US Bancorp	67,000	3,820,340
		21,850,535

Health Care - 10.3%
Amgen Inc.	5,900	1,258,175
Bristol-Myers Squibb Co.	36,000	2,065,320
Johnson & Johnson	20,700	2,733,228
Medtronic PLC	31,500	3,430,350
Merck & Co. Inc.	36,500	3,163,090
Novartis AG, ADR	26,000	2,273,440
Pfizer Inc.	54,000	2,071,980
		16,995,583

Industrials - 9.1%
Caterpillar Inc.	23,000	3,169,400
Emerson Electric Co.	29,500	2,069,425
Fastenal Co.	90,000	3,234,600
General Dynamics Corp.	12,500	2,210,000
Union Pacific Corp.	11,500	1,902,790
United Technologies Corp.	17,500	2,512,650
		15,098,865

Information Technology - 9.9%
Accenture PLC, Class A	8,500	1,576,070
Analog Devices Inc.	23,500	2,505,805
Automatic Data Processing Inc.	9,000	1,460,070
Cisco Systems Inc.	66,500	3,159,415
Microsoft Corp.	9,500	1,362,015
Paychex Inc.	19,000	1,589,160
TE Connectivity Ltd.	13,500	1,208,250
Texas Instruments Inc.	30,000	3,539,700
		16,400,485

Materials - 2.0%
Linde PLC	16,500	3,272,775

Utilities - 2.8%
Dominion Energy Inc.	22,000	1,816,100
NextEra Energy Inc.	12,000	2,860,080
		4,676,180
Total Common Stocks
(Cost $80,861,786)		112,094,808

	Par Value
ASSET BACKED SECURITIES - 1.7%
American Express Credit Account Master Trust, Series 2017-1, Class B, 2.1%, 9/15/22	$250,000	249,975
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 2.234%, 5/15/23	175,000	175,297
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	103,719
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	214,421	214,424
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	344,335	348,702
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	117,054	118,735
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	130,000	135,153
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	250,000	249,478
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	250,000	249,960
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	100,000	101,407
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	450,000	449,906
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	250,000	254,705
Wheels SPV LLC, Series 2019-1A, Class A2 (A), 2.3%, 5/22/28	100,000	100,331
Total Asset Backed Securities
(Cost $2,723,313)		2,751,792

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	183,107	192,533
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	232,446	246,894
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	70,277	79,966
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	121,326	121,655
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	207,000	211,234
Freddie Mac REMICS, Series 3187, Class Z, 5%, 7/15/36	196,926	216,761
JPMorgan Mortgage Trust, Series 2019-2, Class A6 (A) (B) (C), 4%, 8/25/49	71,777	71,798
JPMorgan Mortgage Trust, Series 2019-3, Class A4 (A) (B) (C), 4%, 9/25/49	224,375	225,887
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (C), 4%, 11/25/49	206,195	206,996
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.5%, 2/25/50	238,201	241,671
OBX Trust, Series 2019-INV1, Class A8 (A) (B) (C), 4%, 11/25/48	136,374	137,284
Onslow Bay Mortgage Loan Trust, Series 2015-1, Class 2A4 (A) (B) (C), 3%, 11/25/45	265,766	267,143
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	100,000	101,859
Total Collateralized Mortgage Obligations (Cost $2,331,429)		2,321,681

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%
Fannie Mae-Aces, Series 2013-M12, Class APT (B) (C), 2.406%, 3/25/23	292,332	297,069
Fannie Mae-Aces, Series 2017-M15, Class A1, VRN (B) (C), 2.959%, 9/25/27	405,586	424,988
Fannie Mae-Aces, Series 2017-M15, Class ATS2 (B) (C), 3.136%, 11/25/27	250,000	263,230
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	250,000	262,350
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	600,000	641,163
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	200,000	205,924
Total Commercial Mortgage-Backed Securities (Cost $2,005,953)		2,094,724

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 9.5%

Communication Services - 0.6%
AT&T Inc., 4.75%, 5/15/46	$200,000	$222,048
Comcast Corp., 4.15%, 10/15/28	275,000	310,635
Verizon Communications Inc., 4.329%, 9/21/28	331,000	376,924
Verizon Communications Inc., 3.875%, 2/8/29	100,000	110,591
		1,020,198

Consumer Discretionary - 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	200,000	210,253
Discovery Communications LLC, 5%, 9/20/37	250,000	271,487
DISH DBS Corp., 6.75%, 6/1/21	100,000	105,000
ERAC USA Finance LLC (A), 6.7%, 6/1/34	45,000	61,196
Expedia Group Inc. (A), 3.25%, 2/15/30	200,000	200,136
Lennar Corp., 4.75%, 4/1/21	150,000	153,570
Lowe’s Cos. Inc., 4.55%, 4/5/49	150,000	172,130
McDonald’s Corp., MTN, 4.875%, 12/9/45	300,000	363,210
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	166,758
		1,703,740

Consumer Staples - 0.3%
Conagra Brands Inc., 4.6%, 11/1/25	250,000	277,411
Mars Inc. (A), 3.95%, 4/1/49	200,000	230,379
		507,790

Energy - 2.1%
Antero Resources Corp. (D), 5.625%, 6/1/23	150,000	105,187
BP Capital Markets America Inc., 3.119%, 5/4/26	200,000	209,584
ConocoPhillips Co., 4.15%, 11/15/34	129,000	144,123
Energy Transfer Operating L.P., 5.25%, 4/15/29	75,000	84,359
Enterprise Products Operating LLC, 5.2%, 9/1/20	300,000	308,149
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	319,877
Exxon Mobil Corp., 4.114%, 3/1/46	225,000	268,270
Kinder Morgan Inc., 5.55%, 6/1/45	350,000	410,616
MPLX L.P., 4.8%, 2/15/29	150,000	165,237
Occidental Petroleum Corp., 3.5%, 8/15/29	100,000	101,327
Phillips 66, 4.65%, 11/15/34	250,000	290,548
Schlumberger Holdings Corp. (A), 4%, 12/21/25	20,000	21,381
Schlumberger Holdings Corp. (A), 3.9%, 5/17/28	292,000	308,521
Unit Corp., 6.625%, 5/15/21	135,000	89,100
Valero Energy Corp., 6.625%, 6/15/37	250,000	326,223
Valero Energy Partners L.P., 4.5%, 3/15/28	300,000	328,809
		3,481,311

Financials - 3.0%
Air Lease Corp., 3.625%, 4/1/27	200,000	208,634
American Express Co., 2.5%, 8/1/22	150,000	151,887
American Express Co., 4.2%, 11/6/25	250,000	276,353
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	250,000	253,905
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	400,000	413,203
Bank of Montreal (E), 3.3%, 2/5/24	110,000	114,792
BB&T Corp., MTN, 2.85%, 10/26/24	200,000	206,566
Capital One Financial Corp., 3.3%, 10/30/24	200,000	208,228
Cboe Global Markets Inc., 3.65%, 1/12/27	130,000	139,728
Goldman Sachs Group Inc./The, (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	350,000	361,877
HCP Inc., 3.25%, 7/15/26	100,000	104,442
JPMorgan Chase & Co., 2.972%, 1/15/23	300,000	305,809
JPMorgan Chase & Co., 2.95%, 10/1/26	350,000	361,248
Mitsubishi UFJ Financial Group Inc. (E), 3.195%, 7/18/29	200,000	207,527
Morgan Stanley, MTN, 3.875%, 1/27/26	100,000	108,009
Morgan Stanley, 4.3%, 1/27/45	250,000	290,700
PNC Financial Services Group Inc./The, 3.45%, 4/23/29	300,000	323,113
Regions Financial Corp., 3.2%, 2/8/21	250,000	253,458
Regions Financial Corp., 2.75%, 8/14/22	250,000	254,657
Synchrony Financial, 3.7%, 8/4/26	150,000	154,658
ZB NA, 3.5%, 8/27/21	250,000	256,094
		4,954,888

Health Care - 0.8%
AbbVie Inc., 3.75%, 11/14/23	150,000	158,155
Anthem Inc., 2.375%, 1/15/25	50,000	49,969
Cigna Corp., 4.375%, 10/15/28	50,000	54,913
CVS Health Corp., 5.125%, 7/20/45	250,000	288,165
Humana Inc., 2.5%, 12/15/20	300,000	301,285
UnitedHealth Group Inc., 3.7%, 8/15/49	50,000	52,626
Zoetis Inc., 3%, 9/12/27	350,000	360,921
		1,266,034

Industrials - 0.6%
Bristol-Myers Squibb Co. (A), 3.4%, 7/26/29	300,000	322,676
DAE Funding LLC (A), 5.25%, 11/15/21	100,000	103,750
Masco Corp., 4.375%, 4/1/26	25,000	27,133
United Rentals North America Inc., 4.625%, 7/15/23	200,000	204,300
WRKCo Inc., 3.9%, 6/1/28	250,000	267,971
		925,830

Information Technology - 0.8%
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	300,000	304,915
Citrix Systems Inc., 4.5%, 12/1/27	55,000	60,166
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	75,000	99,868
Intel Corp., 3.734%, 12/8/47	272,000	306,371
Oracle Corp., 4%, 7/15/46	325,000	361,482
PayPal Holdings Inc., 2.4%, 10/1/24	200,000	201,351
		1,334,153

Materials - 0.1%
DuPont de Nemours Inc., 4.725%, 11/15/28	180,000	205,243

Real Estate - 0.1%
Store Capital Corp., 4.5%, 3/15/28	100,000	109,774

Utilities - 0.1%
Interstate Power & Light Co., 3.5%, 9/30/49	100,000	101,431
PacifiCorp., 4.15%, 2/15/50	100,000	118,497
		219,928
Total Corporate Notes and Bonds
(Cost $14,646,233)		15,728,889

LONG TERM MUNICIPAL BONDS - 0.8%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	325,000	424,720
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	501,605
Rancho Water District Financing Authority Revenue, (Prerefunded 8/1/20 @ $100), 6.337%, 8/1/40	5,000	5,173
Rancho Water District Financing Authority Revenue, 6.337%, 8/1/40	225,000	232,762
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	35,000	35,115
Washington County School District #1 West Union, General Obligation, 4.355%, 6/30/34	200,000	220,128
Total Long Term Municipal Bonds
(Cost $1,388,052)		1,419,503

MORTGAGE BACKED SECURITIES - 6.9%

Fannie Mae - 4.3%
3%, 9/1/30 Pool # 890696	159,133	163,731
3%, 12/1/30 Pool # AL8924	259,968	267,702
7%, 11/1/31 Pool # 607515	6,501	7,336
3.5%, 12/1/31 Pool # MA0919	422,193	439,613
7%, 5/1/32 Pool # 644591	813	838
3.5%, 8/1/32 Pool # MA3098	166,725	173,256
3.5%, 9/1/32 Pool # MA3126	137,766	143,173
5.5%, 10/1/33 Pool # 254904	39,969	45,004
7%, 7/1/34 Pool # 792636	4,570	4,714
4%, 2/1/35 Pool # MA2177	271,916	287,855
5%, 8/1/35 Pool # 829670	38,122	42,031
5%, 9/1/35 Pool # 820347	50,796	56,653
5%, 9/1/35 Pool # 835699	39,988	44,355
3%, 12/1/35 Pool # AS6267	243,271	250,158
5%, 12/1/35 Pool # 850561	13,310	14,697
4%, 6/1/36 Pool # AL8618	214,532	227,218
5.5%, 9/1/36 Pool # 831820	60,086	66,050
5.5%, 10/1/36 Pool # 901723	27,306	30,662
5.5%, 12/1/36 Pool # 903059	41,007	44,625
3%, 11/1/39 Pool # MA3831	250,000	256,168
4.5%, 7/1/41 Pool # AB3274	144,955	157,165
5.5%, 7/1/41 Pool # AL6588	129,704	146,073
3.5%, 6/1/42 Pool # AO4134	231,268	242,702
4%, 6/1/42 Pool # MA1087	163,292	174,321
3.5%, 8/1/42 Pool # AO8100	143,961	151,088
3.5%, 8/1/42 Pool # AP2133	178,238	187,066
4%, 10/1/42 Pool # AP7363	299,480	319,628
3%, 2/1/43 Pool # AB8486	278,289	287,068
3%, 2/1/43 Pool # AB8563	168,170	173,476
3%, 2/1/43 Pool # AL3072	251,728	259,662
3%, 3/1/43 Pool # AB8818	262,004	270,270
3.5%, 3/1/43 Pool # AT0310	125,076	131,229
4%, 1/1/45 Pool # MA2145	291,243	308,160
4%, 1/1/45 Pool # AS4257	99,514	105,635
4.5%, 2/1/45 Pool # MA2193	191,274	205,314
3.5%, 12/1/45 Pool # AS6309	128,031	133,487
3%, 1/1/47 Pool # BE0108	198,283	204,166
3.5%, 12/1/47 Pool # MA3210	516,896	535,234
4%, 7/1/48 Pool # MA3415	195,756	203,897
3.5%, 1/1/49 Pool # MA3574	419,598	431,936
		7,193,416

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - continued

Freddie Mac - 2.6%
4.5%, 2/1/25 Pool # J11722	$22,436	$23,570
4.5%, 5/1/25 Pool # J12247	20,266	21,263
8%, 6/1/30 Pool # C01005	943	1,104
6.5%, 1/1/32 Pool # C62333	33,338	37,326
2.5%, 10/1/34 Pool # SB8010	546,020	551,919
4.5%, 8/1/39 Pool # G08361	227,916	247,166
3.5%, 11/1/40 Pool # G06168	246,762	259,086
4.5%, 9/1/41 Pool # Q03516	128,787	139,717
4%, 10/1/41 Pool # Q04092	175,980	188,465
3%, 8/1/42 Pool # G08502	230,407	237,803
3%, 9/1/42 Pool # C04233	107,029	110,459
3%, 4/1/43 Pool # V80025	269,390	278,052
3%, 4/1/43 Pool # V80026	263,784	272,239
3.5%, 8/1/44 Pool # Q27927	416,501	438,086
3%, 7/1/45 Pool # G08653	161,614	166,297
3.5%, 8/1/45 Pool # Q35614	305,712	319,927
3%, 10/1/46 Pool # G60722	240,050	246,727
4%, 3/1/47 Pool # Q46801	280,496	295,004
3.5%, 12/1/47 Pool # Q52955	432,233	447,674
		4,281,884
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	10,741	12,304
6.5%, 4/20/31 Pool # 3068	6,272	7,264
		19,568
Total Mortgage Backed Securities
(Cost $11,315,637)		11,494,868

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.7%

U.S. Treasury Bonds - 3.1%
6.625%, 2/15/27	700,000	940,926
3.750%, 8/15/41	550,000	708,125
3.000%, 5/15/42	750,000	866,367
2.500%, 2/15/45	500,000	531,914
2.500%, 5/15/46	400,000	425,906
2.250%, 8/15/46	450,000	456,293
3.000%, 5/15/47	250,000	292,735
3.000%, 2/15/48	250,000	293,389
3.375%, 11/15/48	435,000	547,947
		5,063,602
U.S. Treasury Notes - 5.6%
2.625%, 11/15/20	1,500,000	1,515,469
3.125%, 5/15/21	1,000,000	1,023,164
2.000%, 11/15/21	500,000	504,551
2.500%, 8/15/23	750,000	776,719
2.125%, 3/31/24	1,280,000	1,312,350
2.250%, 11/15/25	1,000,000	1,037,930
1.500%, 8/15/26	1,150,000	1,142,318
2.875%, 5/15/28	900,000	987,222
2.625%, 2/15/29	900,000	973,055
		9,272,778
Total U.S. Government and Agency Obligations (Cost $13,333,340)		14,336,380
	Shares
SHORT-TERM INVESTMENTS - 1.2%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (F)	1,915,518	1,915,518
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (F) (G)	113,925	113,925
Total Short-Term Investments
(Cost $2,029,443)		2,029,443
TOTAL INVESTMENTS - 99.3% (Cost $130,635,186**)		164,272,088
NET OTHER ASSETS AND LIABILITIES - 0.7%		1,112,756
TOTAL NET ASSETS - 100.0%		$165,384,844

**	Aggregate cost for Federal tax purposes was $130,788,587.

(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2019.

(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(D)	All or a portion of these securities, with an aggregate fair value of $106,506, are on loan as part of a securities lending program. See footnote (G) and Note 9 for details on the securities lending program.

(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.2% of total net assets.

(F)	7-day yield.

(G)	Represents investments of cash collateral received in connection with securities lending.

ADR	American Depositary Receipt.

LIBOR	London Interbank Offered Rate.

MTN	Medium Term Note.

PLC	Public Limited Company.

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 85.2%

Communication Services - 10.4%
Alphabet Inc., Class C * (A)	2,900	$3,654,319
CenturyLink Inc. (A)	218,000	2,820,920
Discovery Inc., Class C * (A)	103,000	2,599,720
T-Mobile U.S. Inc. * (A)	49,000	4,050,340
		13,125,299
Consumer Discretionary - 10.3%
Amazon.com Inc. * (A)	1,500	2,664,990
General Motors Co. (A)	75,100	2,790,716
Lowe’s Cos. Inc. (A)	32,500	3,627,325
Nordstrom Inc. (A)	52,300	1,877,570
Whirlpool Corp. (A)	13,300	2,023,196
		12,983,797
Consumer Staples - 5.7%
Archer-Daniels-Midland Co. (A)	56,000	2,354,240
JM Smucker Co./The (A)	20,000	2,113,600
PepsiCo Inc. (A)	19,900	2,729,683
		7,197,523
Energy - 8.6%
Apache Corp. (A)	77,700	1,682,982
Baker Hughes Co.	126,300	2,702,820
Canadian Natural Resources Ltd.	63,000	1,588,860
EOG Resources Inc. (A)	39,500	2,737,745
Range Resources Corp. (B)	202,200	814,866
Transocean Ltd. *	295,000	1,401,250
		10,928,523
Financials - 12.0%
Bank of America Corp. (A)	82,000	2,564,140
Berkshire Hathaway Inc., Class B * (A)	18,100	3,847,698
JPMorgan Chase & Co. (A)	29,000	3,622,680
Northern Trust Corp. (A)	25,000	2,492,000
Regions Financial Corp. (A)	166,300	2,677,430
		15,203,948
Health Care - 10.4%
Baxter International Inc. (A)	47,500	3,643,250
CVS Health Corp. (A)	48,200	3,199,998
Gilead Sciences Inc. (A)	38,500	2,452,835
Zimmer Biomet Holdings Inc. (A)	28,000	3,870,440
		13,166,523
Industrials - 5.9%
Fastenal Co. (A)	68,100	2,447,514
FedEx Corp. (A)	8,000	1,221,280
General Dynamics Corp. (A)	21,500	3,801,200
		7,469,994
Information Technology - 10.0%
Accenture PLC, Class A (A)	11,000	2,039,620
Microsoft Corp. (A)	26,700	3,827,979
Texas Instruments Inc. (A)	21,000	2,477,790
Visa Inc., Class A (A)	11,000	1,967,460
Xilinx Inc. (A)	25,000	2,268,500
		12,581,349
Materials - 9.8%
Alcoa Corp. *	93,700	1,948,023
Freeport-McMoRan Inc.	290,900	2,856,638
Newmont Goldcorp Corp. (A)	136,200	5,411,226
Steel Dynamics Inc. (A)	70,000	2,125,200
		12,341,087
Utilities - 2.1%
AES Corp. (A)	155,000	2,642,750

Total Common Stocks
(Cost $133,866,861)		107,640,793

EXCHANGE TRADED FUNDS - 5.4%
Invesco DB Gold Fund	78,000	3,592,680
VanEck Vectors Gold Miners ETF (A)	116,600	3,282,290
Total Exchange Traded Funds
(Cost $6,001,811)		6,874,970

SHORT-TERM INVESTMENTS - 9.4%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (C)	11,882,135	11,882,135
Total Short-Term Investments
(Cost $11,882,135)		11,882,135
TOTAL INVESTMENTS - 100.0%
(Cost $151,750,807**)		126,397,898
TOTAL CALL OPTIONS WRITTEN - (1.4%)		(1,732,410)
NET OTHER ASSETS AND LIABILITIES - 1.4%		1,677,294
TOTAL NET ASSETS - 100.0%		$126,342,782

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Covered Call & Equity Income Fund Portfolio of Investments - continued

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $153,786,803.
(A)	All or a portion of these securities’ positions, with a value of $99,610,626, represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities, with an aggregate fair value of $798,569, are on loan as part of a securities lending program. See Note 9 for details on the securities lending program.
(C)	7-day yield.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

Written Option Contracts Outstanding at October 31, 2019

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Accenture PLC, Class A	$200.00	01/17/2020	(110)	$(2,200,000)	$(17,600)	$(28,676)	$11,076
AES Corp.	17.00	11/15/2019	(1,550)	(2,635,000)	(62,000)	(21,639)	(40,361)
Alphabet Inc., Class C	1,290.00	11/15/2019	(6)	(774,000)	(2,910)	(14,626)	11,716
Alphabet Inc., Class C	1,300.00	12/20/2019	(23)	(2,990,000)	(36,225)	(64,375)	28,150
Amazon.com Inc.	1,820.00	01/17/2020	(15)	(2,730,000)	(77,513)	(69,568)	(7,945)
Apache Corp.	25.00	12/20/2019	(260)	(650,000)	(18,850)	(34,408)	15,558
Archer-Daniels-Midland Co.	42.00	12/20/2019	(280)	(1,176,000)	(30,380)	(18,312)	(12,068)
Archer-Daniels-Midland Co.	43.00	01/17/2020	(280)	(1,204,000)	(27,160)	(16,565)	(10,595)
Bank of America Corp.	32.00	01/17/2020	(410)	(1,312,000)	(37,310)	(42,213)	4,903
Bank of America Corp.	33.00	01/17/2020	(410)	(1,353,000)	(22,345)	(26,223)	3,878
Baxter International Inc.	80.00	01/17/2020	(235)	(1,880,000)	(35,133)	(47,129)	11,996
Baxter International Inc.	82.50	01/17/2020	(240)	(1,980,000)	(19,800)	(27,744)	7,944
Berkshire Hathaway Inc., Class B	220.00	01/17/2020	(181)	(3,982,000)	(57,468)	(52,424)	(5,044)
CenturyLink Inc.	14.00	01/17/2020	(1,090)	(1,526,000)	(43,600)	(42,728)	(872)
CVS Health Corp.	70.00	01/17/2020	(482)	(3,374,000)	(82,422)	(74,415)	(8,007)
Discovery Inc., Class C	27.50	01/17/2020	(467)	(1,284,250)	(26,853)	(46,332)	19,479
EOG Resources Inc.	75.00	01/17/2020	(395)	(2,962,500)	(92,233)	(57,618)	(34,615)
Fastenal Co.	33.75	11/15/2019	(1)	(3,375)	(227)	(79)	(148)
Fastenal Co.	37.50	12/20/2019	(226)	(847,500)	(15,255)	(29,145)	13,890
Fastenal Co.	40.00	01/17/2020	(64)	(256,000)	(2,720)	(5,373)	2,653
FedEx Corp.	160.00	01/17/2020	(80)	(1,280,000)	(37,400)	(34,414)	(2,986)
General Dynamics Corp.	180.00	12/20/2019	(215)	(3,870,000)	(77,400)	(79,704)	2,304
General Motors Co.	38.00	12/20/2019	(250)	(950,000)	(20,875)	(19,820)	(1,055)
General Motors Co.	38.00	01/17/2020	(250)	(950,000)	(28,750)	(23,415)	(5,335)
General Motors Co.	40.00	01/17/2020	(251)	(1,004,000)	(12,424)	(21,809)	9,385
Gilead Sciences Inc.	67.50	12/20/2019	(385)	(2,598,750)	(22,330)	(47,197)	24,867
JM Smucker Co./The	110.00	12/20/2019	(91)	(1,001,000)	(17,290)	(24,475)	7,185
JM Smucker Co./The	115.00	01/17/2020	(109)	(1,253,500)	(12,262)	(21,838)	9,576
JPMorgan Chase & Co.	125.00	11/15/2019	(170)	(2,125,000)	(27,455)	(14,599)	(12,856)
JPMorgan Chase & Co.	130.00	01/17/2020	(120)	(1,560,000)	(22,980)	(25,442)	2,462
Lowe’s Cos. Inc.	115.00	11/15/2019	(240)	(2,760,000)	(12,840)	(52,120)	39,280
Lowe’s Cos. Inc.	115.00	12/20/2019	(85)	(977,500)	(24,778)	(28,568)	3,790
Microsoft Corp.	145.00	12/20/2019	(267)	(3,871,500)	(80,634)	(54,670)	(25,964)
Newmont Goldcorp Corp.	40.00	12/20/2019	(700)	(2,800,000)	(96,600)	(65,946)	(30,654)
Newmont Goldcorp Corp.	43.00	01/17/2020	(662)	(2,846,600)	(49,650)	(48,299)	(1,351)
Nordstrom Inc.	40.00	01/17/2020	(523)	(2,092,000)	(74,789)	(54,894)	(19,895)
Northern Trust Corp.	100.00	01/17/2020	(250)	(2,500,000)	(90,000)	(49,942)	(40,058)
PepsiCo Inc.	140.00	11/15/2019	(59)	(826,000)	(2,271)	(10,299)	8,028
PepsiCo Inc.	140.00	01/17/2020	(140)	(1,960,000)	(27,510)	(33,983)	6,473
Regions Financial Corp.	17.00	11/15/2019	(1,663)	(2,827,100)	(9,146)	(45,850)	36,704
Steel Dynamics Inc.	32.00	12/20/2019	(350)	(1,120,000)	(29,750)	(22,491)	(7,259)
Steel Dynamics Inc.	33.00	01/17/2020	(86)	(283,800)	(6,880)	(8,940)	2,060
T-Mobile U.S. Inc.	82.50	11/15/2019	(253)	(2,087,250)	(37,697)	(39,705)	2,008
T-Mobile U.S. Inc.	85.00	12/20/2019	(237)	(2,014,500)	(33,299)	(42,550)	9,251
Texas Instruments Inc.	125.00	12/20/2019	(210)	(2,625,000)	(22,575)	(31,796)	9,221
VanEck Vectors Gold Miners ETF	29.00	12/20/2019	(580)	(1,682,000)	(50,750)	(42,897)	(7,853)
Visa Inc., Class A	185.00	01/17/2020	(110)	(2,035,000)	(36,850)	(33,985)	(2,865)
Whirlpool Corp.	165.00	11/15/2019	(133)	(2,194,500)	(2,061)	(55,721)	53,660
Xilinx Inc.	100.00	12/20/2019	(250)	(2,500,000)	(27,000)	(71,856)	44,856
Zimmer Biomet Holdings Inc.	145.00	11/15/2019	(232)	(3,364,000)	(30,160)	(81,094)	50,934

Total Options Written, at Value					$(1,732,410)	$(1,907,911)	$175,501

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.8%

Communication Services - 7.5%
Comcast Corp., Class A	191,000	$8,560,620
Verizon Communications Inc.	134,000	8,102,980
		16,663,600
Consumer Discretionary - 8.5%
Home Depot Inc./The	21,000	4,926,180
McDonald’s Corp.	31,000	6,097,700
Starbucks Corp.	40,000	3,382,400
TJX Cos. Inc./The	76,000	4,381,400
		18,787,680
Consumer Staples - 7.8%
Hershey Co./The	16,500	2,423,355
Nestle S.A., ADR	42,000	4,500,720
PepsiCo Inc.	38,000	5,212,460
Procter & Gamble Co./The	41,500	5,167,165
		17,303,700
Energy - 5.3%
Chevron Corp.	46,000	5,342,440
Exxon Mobil Corp.	93,000	6,284,010
		11,626,450
Financials - 19.3%
Bank of America Corp.	178,000	5,566,060
BlackRock Inc.	13,500	6,232,950
Chubb Ltd.	31,500	4,801,230
JPMorgan Chase & Co.	66,500	8,307,180
Northern Trust Corp.	47,000	4,684,960
Travelers Cos. Inc./The	41,000	5,373,460
US Bancorp	132,500	7,555,150
		42,520,990
Health Care - 15.1%
Amgen Inc.	13,000	2,772,250
Bristol-Myers Squibb Co.	73,000	4,188,010
Johnson & Johnson	40,000	5,281,600
Medtronic PLC	61,500	6,697,350
Merck & Co. Inc.	69,000	5,979,540
Novartis AG, ADR	50,000	4,372,000
Pfizer Inc.	104,000	3,990,480
		33,281,230
Industrials - 13.1%
Caterpillar Inc.	45,000	6,201,000
Emerson Electric Co.	53,500	3,753,025
Fastenal Co.	170,000	6,109,800
General Dynamics Corp.	25,000	4,420,000
Union Pacific Corp.	22,000	3,640,120
United Technologies Corp.	33,500	4,809,930
		28,933,875
Information Technology - 14.3%
Accenture PLC, Class A	16,500	3,059,430
Analog Devices Inc.	45,000	4,798,350
Automatic Data Processing Inc.	17,000	2,757,910
Cisco Systems Inc.	122,000	5,796,220
Microsoft Corp.	19,500	2,795,715
Paychex Inc.	37,000	3,094,680
TE Connectivity Ltd.	27,000	2,416,500
Texas Instruments Inc.	58,000	6,843,420
		31,562,225
Materials - 2.8%
Linde PLC	31,000	6,148,850

Utilities - 4.1%
Dominion Energy Inc.	44,000	3,632,200
NextEra Energy Inc.	22,500	5,362,650
		8,994,850
Total Common Stocks
(Cost $185,195,406)		215,823,450

SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (A)	4,573,975	4,573,975
Total Short-Term Investments
(Cost $4,573,975)		4,573,975
TOTAL INVESTMENTS - 99.9% (Cost $189,769,381**)		220,397,425
NET OTHER ASSETS AND LIABILITIES - 0.1%		327,895
TOTAL NET ASSETS - 100.0%		$220,725,320

**	Aggregate cost for Federal tax purposes was $189,818,836.

(A)	7-day yield.

ADR	American Depositary Receipt.

PLC	Public Limited Company.

Madison Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 98.4%

Communication Services - 5.3%
Verizon Communications Inc.	18,000	$1,088,460
Walt Disney Co./The	18,300	2,377,536
		3,465,996
Consumer Discretionary - 5.1%
Lowe’s Cos. Inc.	17,000	1,897,370
Toll Brothers Inc.	37,000	1,471,490
		3,368,860
Consumer Staples - 6.3%
Mondelez International Inc., Class A	25,500	1,337,475
Procter & Gamble Co./The	22,500	2,801,475
		4,138,950
Energy - 9.5%
Canadian Natural Resources Ltd.	66,500	1,677,130
EOG Resources Inc.	14,200	984,202
Halliburton Co.	41,500	798,875
Marathon Petroleum Corp.	22,000	1,406,900
ONEOK Inc.	19,200	1,340,736
		6,207,843
Financials - 27.6%
Capital Markets - 2.8%
Cboe Global Markets Inc.	16,000	1,842,400

Commercial Banks - 14.2%
Bank of America Corp.	88,500	2,767,395
Citigroup Inc.	10,000	718,600
JPMorgan Chase & Co.	27,500	3,435,300
US Bancorp	42,000	2,394,840
		9,316,135
Consumer Finance - 4.2%
American Express Co.	23,200	2,720,896

Insurance - 6.4%
Aon PLC	14,800	2,858,768
Principal Financial Group Inc.	25,600	1,366,528
		4,225,296
		18,104,727
Health Care - 8.7%
Baxter International Inc.	39,000	2,991,300
Zimmer Biomet Holdings Inc.	19,400	2,681,662
		5,672,962
Industrials - 8.4%
Delta Air Lines Inc.	24,000	1,321,920
Jacobs Engineering Group Inc.	44,500	4,164,310
		5,486,230
Information Technology - 4.8%
Broadcom Inc.	5,500	1,610,675
First Solar Inc. *	29,500	1,527,805
		3,138,480
Materials - 10.0%
Barrick Gold Corp.	188,000	3,263,680
Franco-Nevada Corp.	11,000	1,066,670
Royal Gold Inc.	19,000	2,193,360
		6,523,710
Real Estate - 5.3%
Boston Properties Inc., REIT	11,500	1,577,800
Prologis Inc., REIT	21,500	1,886,840
		3,464,640
Utilities - 7.4%
Duke Energy Corp.	14,500	1,366,770
Sempra Energy	24,000	3,468,240
		4,835,010
Total Common Stocks
(Cost $54,765,150)		64,407,408

SHORT-TERM INVESTMENTS - 1.6%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (A)	1,023,351	1,023,351
Total Short-Term Investments
(Cost $1,023,351)		1,023,351
TOTAL INVESTMENTS - 100.0% (Cost $55,788,501**)		65,430,759
NET OTHER ASSETS AND LIABILITIES - 0.0%		4,498
TOTAL NET ASSETS - 100.0%		$65,435,257

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $55,860,963.

(A)	7-day yield.

PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 94.2%

Communication Service - 5.1%
Alphabet Inc., Class C *	13,763	$17,342,894

Consumer Discretionary - 21.4%
Booking Holdings Inc. *	4,017	8,229,909
CarMax Inc. *	166,430	15,506,283
Dollar Tree Inc. *	122,953	13,574,011
Lowe’s Cos. Inc.	145,166	16,201,977
Omnicom Group Inc.	82,606	6,376,357
TJX Cos. Inc./The	217,344	12,529,882
		72,418,419
Energy - 2.3%
Exxon Mobil Corp.	118,260	7,990,828

Financials - 18.7%
Berkshire Hathaway Inc., Class B *	74,640	15,866,971
Brookfield Asset Management Inc., Class A	293,673	16,225,433
Charles Schwab Corp./The	134,135	5,460,636
Progressive Corp./The	143,309	9,988,637
US Bancorp	275,436	15,705,361
		63,247,038
Health Care - 10.5%
Alcon Inc. *	26,992	1,599,816
Danaher Corp.	71,196	9,812,233
Novartis AG, ADR	134,961	11,800,990
Varian Medical Systems Inc. *	101,721	12,288,914
		35,501,953
Industrials - 11.0%
Copart Inc. *	120,591	9,965,641
Jacobs Engineering Group Inc.	177,014	16,564,970
PACCAR Inc.	139,636	10,620,714
		37,151,325
Information Technology - 15.9%
Accenture PLC, Class A	33,717	6,251,806
Analog Devices Inc.	68,807	7,336,890
CDW Corp.	88,205	11,282,302
Cognizant Technology Solutions Corp., Class A	179,735	10,953,051
TE Connectivity Ltd.	82,901	7,419,640
Visa Inc., Class A	58,850	10,525,911
		53,769,600
Materials - 7.7%
Linde PLC	48,446	9,609,264
PPG Industries Inc.	133,341	16,683,626
		26,292,890
Real Estate - 1.6%
American Tower Corp.	25,055	5,463,994

Total Common Stocks
(Cost $217,584,295)		319,178,941

SHORT-TERM INVESTMENTS - 5.6%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (A)	19,056,090	19,056,090
Total Short-Term Investments
(Cost $19,056,090)		19,056,090
TOTAL INVESTMENTS - 99.8% (Cost $236,640,385**)		338,235,031
NET OTHER ASSETS AND LIABILITIES - 0.2%		747,580
TOTAL NET ASSETS - 100.0%		$338,982,611

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $236,960,003.

(A)	7-day yield.

ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 91.1%

Communication Service - 5.6%
Liberty Broadband Corp., Class C *	276,921	$32,696,063

Consumer Discretionary - 20.7%
CarMax Inc. *	294,143	27,405,303
Dollar Tree Inc. *	248,287	27,410,885
Floor & Decor Holdings Inc., Class A *	164,030	7,517,495
Mohawk Industries Inc. *	97,430	13,969,513
O’Reilly Automotive Inc. *	57,132	24,881,557
Ross Stores Inc.	184,019	20,181,364
		121,366,117
Consumer Staples - 1.2%
Brown-Forman Corp., Class B	111,060	7,276,651

Financials - 28.3%
Capital Markets - 4.0%
Brookfield Asset Management Inc., Class A	426,085	23,541,196

Commercial Banks - 1.9%
Glacier Bancorp Inc.	259,333	10,974,973

Insurance - 22.4%
Arch Capital Group Ltd. *	875,270	36,551,275
Brown & Brown Inc.	667,739	25,160,406
Kemper Corp.	164,578	11,829,867
Markel Corp. *	23,511	27,531,381
Progressive Corp./The	199,092	13,876,712
WR Berkley Corp.	236,988	16,565,461
		131,515,102
		166,031,271
Health Care - 4.5%
Elanco Animal Health Inc. *	255,994	6,916,958
Laboratory Corp. of America Holdings *	117,213	19,313,186
		26,230,144
Industrials - 15.5%
Copart Inc. *	293,091	24,221,040
Expeditors International of Washington Inc.	134,096	9,780,962
Fastenal Co.	458,470	16,477,412
HD Supply Holdings Inc. *	391,063	15,462,631
IHS Markit Ltd. *	354,537	24,824,681
		90,766,726
Information Technology - 9.6%
Amphenol Corp., Class A	153,487	15,399,351
CDW Corp.	175,489	22,446,798
Gartner Inc. *	64,183	9,889,316
TE Connectivity Ltd.	100,152	8,963,604
		56,699,069
Materials - 5.7%
Axalta Coating Systems Ltd. *	670,598	19,775,935
NewMarket Corp.	28,857	14,009,785
		33,785,720
Total Common Stocks
(Cost $333,373,921)		534,851,761

SHORT-TERM INVESTMENTS - 8.7%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (A)	51,308,932	51,308,932
Total Short-Term Investments
(Cost $51,308,932)		51,308,932
TOTAL INVESTMENTS - 99.8% (Cost $384,682,853**)		586,160,693
NET OTHER ASSETS AND LIABILITIES - 0.2%		1,003,806
TOTAL NET ASSETS - 100.0%		$587,164,499

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $385,157,180.
(A)	7-day yield.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 93.0%

Communication Services - 3.5%
National CineMedia Inc.	557,959	$4,684,066
TripAdvisor Inc. *	115,800	4,678,320
		9,362,386
Consumer Discretionary - 6.2%
Brunswick Corp.	71,700	4,175,808
Chuy’s Holdings Inc. *	237,203	5,780,637
Hibbett Sports Inc. *	151,830	3,622,664
Nordstrom Inc. (A)	80,760	2,899,284
		16,478,393
Consumer Staples - 7.0%
Boston Beer Co. Inc./The, - Class A *	12,586	4,712,954
Edgewell Personal Care Co. *	177,240	6,203,400
Freshpet Inc. *	56,382	2,946,523
Hain Celestial Group Inc./The *	200,900	4,749,276
		18,612,153
Financials - 13.8%
MGIC Investment Corp.	890,221	12,204,930
PacWest Bancorp	59,451	2,199,093
PRA Group Inc. *	193,995	6,582,250
TCF Financial Corp.	145,894	5,775,943
Veritex Holdings Inc.	114,593	2,821,280
Western Alliance Bancorp	109,621	5,407,604
Zions Bancorp NA	39,100	1,895,177
		36,886,277
Health Care - 19.6%
AMN Healthcare Services Inc. *	71,936	4,226,959
Avanos Medical Inc. *	120,200	5,293,608
Cardiovascular Systems Inc. *	68,755	3,060,973
Catalent Inc. *	98,830	4,808,080
Encompass Health Corp.	153,299	9,814,202
Flexion Therapeutics Inc. * (A)	169,080	2,903,104
Globus Medical Inc., - Class A *	141,700	7,420,829
Natera Inc. *	104,424	4,022,412
Nevro Corp. *	16,158	1,392,820
Phibro Animal Health Corp., - Class A	61,947	1,484,250
PRA Health Sciences Inc. *	71,135	6,950,601
Tivity Health Inc. *	60,869	986,686
		52,364,524
Industrials - 20.0%
Beacon Roofing Supply Inc. *	104,900	3,256,096
Carlisle Cos. Inc.	29,990	4,566,577
Construction Partners Inc., - Class A *	133,534	2,286,102
Crane Co.	65,540	5,015,121
Kennametal Inc.	100,967	3,124,929
Kornit Digital Ltd. *	127,303	4,327,029
ManpowerGroup Inc.	30,986	2,817,247
Masco Corp.	176,073	8,143,376
Rexnord Corp. *	184,856	5,229,576
Welbilt Inc. *	334,164	6,335,750
Wesco Aircraft Holdings Inc. *	170,419	1,878,017
WillScot Corp. *	404,662	6,377,473
		53,357,293
Information Technology - 17.0%
Box Inc., - Class A *	236,200	3,996,504
Ciena Corp. *	78,327	2,907,498
CommVault Systems Inc. *	101,451	5,039,071
Entegris Inc.	101,400	4,867,200
FireEye Inc. *	522,600	8,277,984
FLIR Systems Inc.	108,630	5,600,963
Keysight Technologies Inc. *	32,360	3,265,448
LiveRamp Holdings Inc. *	87,444	3,418,186
Marvell Technology Group Ltd.	172,728	4,212,836
National Instruments Corp.	20,430	845,598
PTC Inc. *	44,539	2,980,104
		45,411,392

Materials - 5.9%
Allegheny Technologies Inc. *	188,011	3,950,111
Ferro Corp. *	106,460	1,184,900
Olin Corp.	248,401	4,555,674
Scotts Miracle-Gro Co./The	26,432	2,653,509
Vulcan Materials Co.	23,621	3,374,732
		15,718,926
Total Common Stocks
(Cost $196,136,936)		248,191,344

SHORT-TERM INVESTMENTS - 11.8%
State Street Institutional U.S. Government
Money Market Fund, 1.75%, Premier
Class (B)	27,356,791	27,356,791
State Street Navigator Securities Lending
Government Money Market Portfolio, 1.75% (B) (C)	4,301,630	4,301,630
Total Short-Term Investments
(Cost $31,658,421)		31,658,421
TOTAL INVESTMENTS - 104.8%
(Cost $227,795,357**)		$279,849,765
NET OTHER ASSETS AND LIABILITIES - (4.8%)		(12,866,071)
TOTAL NET ASSETS - 100.0%		$266,983,694

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $229,258,986.
(A)	All or a portion of these securities, with an aggregate fair value of $5,686,304, are on loan as part of a securities lending program. See footnote (C) and Note 9 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 95.0%

Australia - 2.2%
Amcor PLC	20,357	$195,481
BHP Group PLC	11,139	235,884
		431,365
Belgium - 1.5%
Anheuser-Busch InBev S.A.	3,581	287,720

Canada - 5.5%
Canadian National Railway Co.	2,358	210,897
National Bank of Canada	4,853	250,627
Suncor Energy Inc.	12,161	361,571
TMX Group Ltd.	2,578	225,249
		1,048,344
China - 1.6%
Ping An Insurance Group Co. of China Ltd.,
Class H	27,000	312,693

Denmark - 1.5%
Carlsberg AS, Class B	2,049	288,257

Finland - 2.3%
Nordea Bank Abp	28,772	210,463
Sampo Oyj, Class A	5,806	237,907
		448,370
France - 12.8%
Air Liquide S.A.	2,371	314,945
Atos SE	862	66,740
Engie S.A.	25,923	433,534
Safran S.A.	3,080	487,272
Sanofi	5,508	507,541
Vinci S.A.	2,100	235,618
Vivendi S.A.	14,957	416,371
		2,462,021
Germany - 5.1%
Fresenius Medical Care AG & Co. KGaA	1,029	74,459
Fresenius SE & Co. KGaA	2,561	134,603
SAP SE	4,751	629,496
Vonovia SE	2,570	136,752
		975,310
Hong Kong - 0.4%
ESR Cayman Ltd. *	34,200	73,324

Ireland - 4.4%
Medtronic PLC	5,408	588,931
Ryanair Holdings PLC, ADR *	3,324	248,104
		837,035
Israel - 1.2%
Bank Leumi Le-Israel BM	31,650	230,430

Japan - 14.9%
Asahi Group Holdings Ltd.	4,200	211,186
Daiwa House Industry Co. Ltd.	14,396	497,908
Hitachi Ltd.	7,700	290,131
Kao Corp.	3,710	300,400
Makita Corp.	6,500	221,803
Nexon Co. Ltd. *	18,200	211,510
Pan Pacific International Holdings Corp.	11,392	180,074
Shin-Etsu Chemical Co. Ltd.	2,500	281,508
Sumitomo Mitsui Financial Group Inc.	8,400	301,806
Suzuki Motor Corp.	4,200	199,791
Yamaha Corp.	3,700	173,710
		2,869,827
Mexico - 0.4%
Arca Continental S.A.B. de C.V.	12,800	71,544

Netherlands - 4.1%
ABN AMRO Group N.V. (A)	10,480	195,079
Koninklijke DSM N.V.	2,208	261,649
Wolters Kluwer N.V.	4,582	337,382
		794,110
Norway - 3.0%
Equinor ASA	9,353	173,001
Mowi ASA	6,849	166,977
Telenor ASA	12,821	240,007
		579,985
Singapore - 2.7%
DBS Group Holdings Ltd.	18,640	356,235
NetLink NBN Trust	242,900	166,046
		522,281
South Korea - 2.2%
Samsung Electronics Co. Ltd.	9,937	430,465

Spain - 0.9%
Red Electrica Corp. S.A.	8,410	169,303

Sweden - 3.8%
Assa Abloy AB, Class B	18,927	448,883
Epiroc AB, Class A (B)	25,003	281,215
		730,098
Switzerland - 4.6%
ABB Ltd.	14,725	308,829
Novartis AG	6,706	585,220
		894,049
United Kingdom - 19.9%
Aon PLC	2,472	477,492
Compass Group PLC	7,135	190,022
Ferguson PLC	2,715	231,622
Howden Joinery Group PLC	13,933	104,210
Informa PLC	24,509	246,045
Network International Holdings PLC * (A)	13,214	92,602
Prudential PLC	21,026	367,278
RELX PLC	20,769	499,860
Royal Dutch Shell PLC, Class A	19,933	576,565
RSA Insurance Group PLC	26,137	176,799
Tesco PLC	101,558	309,413
Unilever PLC	7,373	441,477
Weir Group PLC/The	6,387	111,401
		3,824,786
Total Common Stocks
(Cost $14,203,337)		18,281,317

PREFERRED STOCK - 2.6%

Germany - 2.6%
Volkswagen AG	2,619	498,609
Total Preferred Stocks
(Cost $487,175)		498,609

Short-Term Investments - 4.3%

United States - 4.3%
State Street Institutional U.S. Government Money Market Fund, 1.75%, Premier Class (C)	539,284	539,284
State Street Navigator Securities Lending Government Money Market Portfolio, 1.75% (C) (D)	279,086	279,086
		818,370
Total Short-Term Investments
(Cost $818,370)		818,370
TOTAL INVESTMENTS - 101.9% (Cost $15,508,882**)		19,598,296
NET OTHER ASSETS AND LIABILITIES - (1.9%)		(364,433)
TOTAL NET ASSETS - 100.0%		$19,233,863

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $15,708,573.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	All or a portion of these securities, with an aggregate fair value of $266,941, are on loan as part of a securities lending program. See footnote (D) and Note 9 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/19
Communication Services	4.3%
Consumer Discretionary	12.0%
Consumer Staples	10.9%
Energy	5.8%
Financials	17.3%
Health Care	9.8%
Industrials	14.9%
Information Technology	9.0%
Materials	6.7%
Real Estate	3.7%
Short-Term Investments	4.3%
Utilities	3.2%
Net Other Assets and Liabilities	(1.9)%

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Assets and Liabilities as of October 31, 2019

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Government Money Market Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$48,197,499	$83,632,029	$35,439,325	$15,054,823	$21,631,438	$23,162,588	$91,735,656	$147,740,928
Investments in affiliated securities, at fair value2‡	27,911,939	57,614,286	27,926,826	–	–	–	–	–
Cash	–	–	–	–	360,806	385,011	–	425,705
Foreign currency (cost of $1,011)(Note 2)	–	–	–	–	–	–	–	–
Receivables:
Investments sold	350,499	2,195,569	1,101,134	–	–	–	1,514,843	4,700,705
Fund shares sold	813	13,867	3,850	125	–	–	4,009	13,367
Dividends and interest	34,242	32,899	9,005	9,413	250,053	285,155	558,186	1,019,841
Due from Adviser	–	–	–	–	–	–	–	–
Total assets	76,494,992	143,488,650	64,480,140	15,064,361	22,242,297	23,832,754	93,812,694	153,900,546
Liabilities:
Payables:
Investments purchased	342,633	2,049,222	1,111,663	–	–	–	2,999,890	250,000
Fund shares repurchased	23,950	1,700	1,000	3,352	153	5,925	153,481	2,517
Upon return of securities loaned	7,649,162	5,065,826	–	–	–	–	214,965	227,850
Advisory agreement fees	11,573	23,028	10,650	5,131	9,453	8,118	23,121	65,344
Administrative services agreement fees	14,468	28,785	13,312	1,925	6,617	7,104	14,643	19,387
Distribution fees - Class B	3,473	8,777	3,878	43	–	–	–	815
Distribution fees - Class C	13,004	6,102	1,424	–	–	–	–	–
Shareholder service fees	14,428	28,719	13,242	–	–	–	–	6,314
Dividends	–	–	–	215	735	4,982	–	187,299
Options written, at value (premium received $1,907,911) (Note 6)	–	–	–	–	–	–	–	–
Total liabilities	8,072,691	7,212,159	1,155,169	10,666	16,958	26,129	3,406,100	759,526
Net Assets	$68,422,301	$136,276,491	$63,324,971	$15,053,695	$22,225,339	$23,806,625	$90,406,594	$153,141,020
Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$62,722,853	$118,374,544	$53,336,731	$15,053,918	$21,190,902	$22,448,950	$88,802,222	$146,628,268
Accumulated distributable earnings (loss)	5,699,448	17,901,947	9,988,240	(223)	1,034,437	1,357,675	1,604,372	6,512,752
Net Assets	$68,422,301	$136,276,491	$63,324,971	$15,053,695	$22,225,339	$23,806,625	$90,406,594	$153,141,020
Class A Shares:
Net Assets	$42,661,923	$112,915,654	$54,974,307	$14,989,583				$28,901,509
Shares of beneficial interest outstanding	3,893,586	9,602,042	4,573,613	14,989,798				2,810,570
Net Asset Value and redemption price per share	$10.96	$11.76	$12.02	$1.00				$10.28
Sales charge of offering price[3]	0.67	0.72	0.73	–				0.48
Maximum offering price per share	$11.63	$12.48	$12.75	$1.00				$10.76
Class B Shares:
Net Assets	5,457,250	13,753,904	6,087,552	64,112				1,272,204
Shares of beneficial interest outstanding	491,521	1,185,509	523,875	64,119				123,660
Net Asset Value and redemption price per share[4]	$11.10	$11.60	$11.62	$1.00				$10.29
Class C Shares:
Net Assets	20,303,128	9,606,933	2,263,112
Shares of beneficial interest outstanding	1,827,398	827,284	194,582
Net Asset Value and redemption price per share[4]	$11.11	$11.61	$11.63
Class Y Shares:
Net Assets					22,225,339	23,806,625	90,406,594	120,999,896
Shares of beneficial interest outstanding					1,898,715	2,171,932	8,136,142	11,809,631
Net Asset Value and redemption price per share					$11.71	$10.96	$11.11	$10.25
Class R6 Shares:
Net Assets								1,967,411
Shares of beneficial interest outstanding								190,433
Net Asset Value and redemption price per share								$10.33

† Cost of Investments in unaffiliated securities	$46,525,675	$79,968,673	$33,772,096	$15,054,823	$20,578,560	$21,881,333	$90,073,283	$141,472,310
‡ Cost of investments in affiliated securities[2]	$25,256,494	$47,708,091	$22,499,215	–	–	–	–	–
§ Fair Value of securities on loan	$7,555,083	4,974,991	–	–	–	–	$210,612	$213,012

[2]	See Note 12 for information on affiliated issuers.
[3]	Sales charge of offering price is 4.50% for the Core Bond and High Income Funds and 5.75% for the Diversified Income, Covered Call & Equity Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
[4]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Assets and Liabilities as of October 31, 2019

	Corporate Bond Fund	High Income Fund	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$15,013,043	$19,456,261	$164,272,088	$126,397,898	$220,397,425	$65,430,759	$338,235,031	$586,160,693	$279,849,765	$19,598,296
Investments in affiliated securities, at fair value2‡
	–	–	–	–	–	–	–	–	–	–
Cash	–	–	–	–	–	–	–	–	–	–
Foreign currency (cost of $1,011)(Note 2)	–	–	–	–	–	–	–	–	–	1,027
Receivables:
Investments sold	–	–	2,236,070	1,448,309	2,241,036	–	–	–	3,362,724	87,770
Fund shares sold	94	921	18,979	334,434	1,829,000	1,725	788,265	2,076,357	4,695	577
Dividends and interest	129,263	247,001	526,318	120,150	387,823	71,170	340,015	100,863	74,477	89,061
Due from Adviser	–	–	–	–	27,873	–	–	–	27,211	–
Total assets	$15,142,400	$19,704,183	$167,053,455	$128,300,791	$224,883,157	$65,503,654	$339,363,311	$588,337,913	$283,318,872	$19,776,731
Liabilities:
Payables:
Investments purchased	–	–	1,339,401	–	2,160,465	–	–	–	–	236,002
Fund shares repurchased	3,884	11,087	39,738	110,141	1,792,971	3,377	94,628	685,483	11,740,422	1,933
Upon return of securities loaned	–	982,778	113,925	–	–	–	–	–	4,301,630	279,086
Advisory agreement fees	5,126	8,744	91,530	90,032	139,365	30,738	212,711	360,966	233,909	16,917
Administrative services agreement fees	3,204	3,180	28,163	15,626	65,036	20,119	55,518	111,692	58,477	4,833
Distribution fees - Class B	–	650	6,081	–	–	1,276	–	1,085	–	448
Distribution fees - Class C	–	–	10,200	5,202	–	–	–	–	–	–
Shareholder service fees	–	3,696	38,253	4,598	–	12,887	17,843	14,188	740	3,649
Dividends	32,109	1,973	1,320	–	–	–	–	–	–	–
Options written, at value (premium received $1,907,911) (Note 6)	–	–	–	1,732,410	–	–	–	–	–	–
Total liabilities	44,323	1,012,108	1,668,611	1,958,009	4,157,837	68,397	380,700	1,173,414	16,335,178	542,868
Net Assets	$15,098,077	$18,692,075	$165,384,844	$126,342,782	$220,725,320	$65,435,257	$338,982,611	$587,164,499	$266,983,694	$19,233,863
Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$14,133,212	$20,584,078	$123,829,601	$151,135,021	$184,452,863	$53,637,381	$219,883,015	$365,867,796	$206,861,772	$14,131,282
Accumulated distributable earnings (loss)	964,865	(1,892,003)	41,555,243	(24,792,239)	36,272,457	11,797,876	119,099,596	221,296,703	60,121,922	5,102,581
Net Assets	$15,098,077	$18,692,075	$165,384,844	$126,342,782	$220,725,320	$65,435,257	$338,982,611	$587,164,499	$266,983,694	$19,233,863

Class A Shares:
Net Assets		$16,772,016	$139,683,372	$13,748,415		$60,059,534	$86,476,450	$66,249,534	$3,456,691	$17,208,812
Shares of beneficial interest outstanding		2,875,733	8,535,048	1,754,428		4,632,841	3,640,150	5,972,086	310,431	1,271,776
Net Asset Value and redemption price per share		$5.83	$16.37	$7.84		$12.96	$23.76	$11.09	$11.14	$13.53
Sales charge of offering price[3]		0.27	1.00	0.48		0.79	1.45	0.68	0.68	0.83
Maximum offering price per share		$6.10	$17.37	$8.32		$13.75	25.21	$11.77	$11.82	$14.36
Class B Shares:
Net Assets		$1,017,908	$9,611,657			$1,984,215		$1,729,575		$714,855
Shares of beneficial interest outstanding		169,279	583,142			158,228		195,660		54,399
Net Asset Value and redemption price per share[4]		$6.01	$16.48			$12.54		$8.84		$13.14
Class C Shares:
Net Assets			$16,089,815	$8,191,299
Shares of beneficial interest outstanding			976,579	1,120,882
Net Asset Value and redemption price per share[4]			$16.48	$7.31
Class Y Shares:
Net Assets	$15,098,077	$902,151		$102,017,838	$220,725,320	$3,391,508	$244,442,764	$463,768,078	$263,527,003	$1,310,196
Shares of beneficial interest outstanding	1,254,280	157,938		12,651,840	7,983,315	261,507	10,255,947	39,613,622	23,545,351	96,554
Net Asset Value and redemption price per share	$12.04	$5.71		$8.06	$27.65	$12.97	$23.83	$11.71	$11.19	$13.57
Class R6 Shares:
Net Assets				$2,385,230			$8,063,397	$55,417,312
Shares of beneficial interest outstanding				292,339			335,117	4,620,887
Net Asset Value and redemption price per share				$8.16			$24.06	$11.99

† Cost of Investments in unaffiliated securities	$13,970,543	$19,567,309	$130,635,186	$151,750,807	$189,769,381	$55,788,501	$236,640,385	$384,682,853	$227,795,357	$15,508,882
‡ Cost of investments in affiliated securities[2]	–	–	–	–	–	–	–	–	–	–
§ Fair Value of securities on loan	–	$956,101	$106,506	$798,569	–	–	–	–	$5,686,304	$266,941

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Operations for the Year Ended October 31, 2019

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Government Money Market Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund	Corporate Bond Fund

Investment Income:

Interest	$54,199	$136,299	$74,589	$346,233	$611,766	$702,661	$2,132,934	$5,175,462	$591,531
Dividends
Unaffiliated issuers	948,140	1,837,445	791,324	–	–	–	–	–	–
Affiliated issuers[2]	571,157	814,938	328,475	–	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–	–	–
Income from securities lending	20,265	46,075	19,633	–	–	–	671	1,646	–
Total investment income	1,593,761	2,834,757	1,214,021	346,233	611,766	702,661	2,133,605	5,177,108	591,531
Expenses:[3]
Advisory agreement fees	136,133	270,520	124,618	60,390	108,803	95,540	270,368	797,017	63,538
Administrative services agreement fees	170,166	338,150	155,772	22,646	76,162	83,598	171,233	236,824	39,712
Distribution fees - Class A	–	–	–	–	–	–	–	–	–
Distribution fees - Class B	42,710	115,633	51,253	900	–	–	–	10,302	–
Distribution fees - Class C	152,718	70,655	16,426	–	–	–	–	–	–
Shareholder service fees - Class A	104,922	275,835	133,058	–	–	–	–	72,818	–
Shareholder service fees - Class B	14,237	38,525	17,003	–	–	–	–	3,432	–
Shareholder service fees - Class C	50,906	23,552	5,475	–	–	–	–	–	–
Other expenses	–	–	–	–	–	–	362	–	–
Total expenses before reimbursement/waiver	671,792	1,132,870	503,605	83,936	184,965	179,138	441,963	1,120,393	103,250
Less reimbursement/waiver[4]	–	–	–	–	–	–	–	–	–
Total expenses net of reimbursement/waiver	671,792	1,132,870	503,605	83,936	184,965	179,138	441,963	1,120,393	103,250
Net Investment Income (Loss)	921,969	1,701,887	710,416	262,297	426,801	523,523	1,691,642	4,056,715	488,281
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	–	–	–	–	–	–	(83,782)	–
Options written	–	–	–	–	–	–	–	52,516	–
Futures	–	–	–	–	–	–	–	(46,496)	–
Unaffiliated issuers	24,755	(1,206,746)	5,168	–	(3,809)	74,305	44,442	973,130	(49,711)
Affiliated issuers[2]	110,612	545,115	298,098	–	–	–	–	–	–
Capital gain distributions received from underlying funds
Affiliated issuers[2]	1,178,838	4,138,235	2,230,804	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments
(including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	–	–	–	–	–	–	–	3,834	–
Options written	–	–	–	–	–	–	–	(4,291)	–
Unaffiliated issuers	2,325,168	5,018,757	1,689,996	–	1,183,550	1,276,817	3,857,883	11,158,785	1,633,884
Affiliated issuers[2]	1,935,876	3,296,164	1,457,974	–	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	5,575,249	11,791,525	5,682,040	–	1,179,741	1,351,122	3,902,325	12,053,696	1,584,173
Net Increase (Decrease) in Net Assets from Operations	$6,497,218	13,493,412	$6,392,456	$262,297	$1,606,542	$1,874,645	$5,593,967	$16,110,411	$2,072,454

1 Disclosure represents the period October 1, 2019 to October 31, 2019. See Notes 1 and 13.

2 See Note 12 for information on affiliated issuers.

3 See Note 3 for information on expenses.

4 See Note 3 for information on these waivers.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Operations for the Year Ended October 31, 2019

								Small Cap Fund
	High Income Fund	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Mid Cap Fund	Period Ended October 31, 2019[1]	Period Ended September 30, 2019*	International Stock Fund

Investment Income:

Interest	$1,138,215	$1,767,648	$474,153	$119,327	$35,562	$359,683	$889,330	$52,671	$852,185	$14,513
Dividends
Unaffiliated issuers	6,036	3,065,133	2,511,902	4,430,853	1,331,214	4,091,609	3,103,208	44,761	2,164,603	637,021
Affiliated issuers[2]	–	–	–	–	–	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	(25,192)	(10,642)	(34,213)	(3,341)	(85,293)	(46,538)	–	–	(71,935)
Income from securities lending	10,399	1,572	1,910	16	17,529	6,949	78,507	2,442	26	5,483
Total investment income	1,154,650	4,809,161	2,977,323	4,515,983	1,380,964	4,372,948	4,024,507	99,874	3,016,814	585,082
Expenses:[3]
Advisory agreement fees	106,156	1,077,774	1,107,604	1,236,189	383,778	2,309,624	3,772,781	233,909	3,245,497	203,359
Administrative services agreement fees	38,602	331,623	192,550	576,888	251,200	602,387	1,211,324	58,477	254,245	58,103
Distribution fees - Class A	–	–	–	–	–	–	–	–	–	–
Distribution fees - Class B	8,003	77,169	–	–	16,375	–	13,145	–	–	5,661
Distribution fees - Class C	–	115,434	66,891	–	–	–	–	–	–	–
Shareholder service fees - Class A	42,950	349,594	36,822	–	151,063	202,205	156,087	723	713	42,765
Shareholder service fees - Class B	2,668	25,638	–	–	5,439	–	4,369	–	–	1,887
Shareholder service fees - Class C	–	37,648	22,297	–	–	–	–	–	–	–
Other expenses	–	–	32	–	–	–	–	–	689,056	34
Total expenses before reimbursement/waiver	198,379	2,014,880	1,426,196	1,813,077	807,855	3,114,216	5,157,706	293,109	4,189,511	311,809
Less reimbursement/waiver[4]	–	–	–	(247,238)	–	–	–	(9,356)	(9,348)	–
Total expenses net of reimbursement/waiver	198,379	2,014,880	1,426,196	1,565,839	807,855	3,114,216	5,157,706	283,753	4,180,163	311,809
Net Investment Income (Loss)	956,271	2,794,281	1,551,127	2,950,144	573,109	1,258,732	(1,133,199)	(183,879)	(1,163,349)	273,273
Net Realized and Unrealized Gain (Loss) on
Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	–	(76,490)	–	–	–	–	–	–	–
Options written	–	–	5,492,971	–	–	–	–	–	–	–
Futures	–	–	–	–	–	–	–	–	–	–
Unaffiliated issuers	(210,221)	8,141,987	2,535,744	5,357,324	1,788,066	16,962,128	21,058,953	58,890	38,493,785	992,488
Affiliated issuers[2]	–	–	–	–	–	–	–	–	–	–
Capital gain distributions received from underlying funds
Affiliated issuers[2]	–	–	–	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	–	–	–	–	–	–	–	–	–	–
Options written	–	–	53,493	–	–	–	–	–	–	–
Unaffiliated issuers	342,245	10,172,228	(7,855,589)	15,027,570	350,570	34,211,611	87,420,175	8,107,216	(93,866,277)	533,790
Affiliated issuers[2]	–	–	–	–	–	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	132,024	18,314,215	150,129	20,384,894	2,148,636	51,173,739	108,479,128	8,166,106	(55,372,492)	1,526,278
Net Increase (Decrease) in Net Assets from Operations	$1,088,295	$21,108,496	$1,701,256	$23,335,038	$2,711,745	$52,432,471	$107,345,929	$7,982,227	(56,535,841)	$1,799,551

* The Statement of Operations presented herein reflect the historical operating results of the Broadview Opportunity Fund for the one–year period October 1, 2018 to September 30, 2019. See Notes 1 and 13 for a discussion of the Fund’s reorganization.

1 Disclosure represents the period October 1, 2019 to October 31, 2019. See Notes 1 and 13.

2 See Note 12 for information on affiliated issuers.

3 See Note 3 for information on expenses.

4 See Note 3 for information on these waivers.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Government Money Market Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Assets at beginning of period	$68,296,655	$74,084,303	$135,277,809	$148,311,927	$61,371,867	$65,553,699	$14,774,271	$15,186,479
Increase (decrease) in net assets from operations:
Net investment income	921,969	1,050,959	1,701,887	1,800,483	710,416	633,902	262,297	156,093
Net realized gain (loss)	1,314,205	2,250,587	3,476,604	9,136,151	2,534,070	5,050,612	–	(59)
Net change in unrealized appreciation (depreciation)	4,261,044	(4,008,450)	8,314,921	(11,019,140)	3,147,970	(5,616,577)	–	–
Net increase (decrease) in net assets from operations	6,497,218	(706,904)	13,493,412	(82,506)	6,392,456	67,937	262,297	156,034
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(1,846,529)	(2,072,248)	(8,683,332)	(5,760,085)	(4,781,352)	(3,027,746)	(261,075)	(155,442)
Class B	(183,316)	(294,430)	(1,253,989)	(962,358)	(664,087)	(515,211)	(1,222)	(651)
Class C	(632,431)	(805,348)	(697,160)	(410,130)	(193,786)	(115,397)	–	–
Total distributions	(2,662,276)	(3,172,026)	(10,634,481)	(7,132,573)	(5,639,225)	(3,658,354)	(262,297)	(156,093)
Capital Stock transactions:
Class A Shares
Shares sold	4,630,711	4,870,811	8,705,197	9,643,570	4,634,404	4,766,404	6,569,533	6,099,988
Issued to shareholders in reinvestment of distributions	1,844,632	2,068,690	8,677,765	5,754,011	4,779,615	3,025,407	256,983	152,770
Shares redeemed	(8,341,766)	(7,307,159)	(15,412,248)	(16,812,923)	(6,465,299)	(6,375,461)	(6,442,674)	(6,618,795)
Net increase (decrease) from capital stock transactions	(1,866,423)	(367,658)	1,970,714	(1,415,342)	2,948,720	1,416,350	383,842	(366,037)
Class B Shares
Shares sold	69,418	11,815	114,510	266,037	26,662	119,659	128,594	109,456
Issued to shareholders in reinvestment of distributions	183,316	294,407	1,253,056	961,142	664,087	515,206	1,201	644
Shares redeemed	(1,179,846)	(1,999,607)	(5,278,288)	(5,833,118)	(2,528,414)	(2,631,247)	(234,213)	(156,212)
Net decrease from capital stock transactions	(927,112)	(1,693,385)	(3,910,722)	(4,605,939)	(1,837,665)	(1,996,382)	(104,418)	(46,112)
Class C Shares
Shares sold	739,881	1,303,351	368,409	646,390	163,841	192,899
Issued to shareholders in reinvestment of distributions	632,288	805,213	697,076	410,102	170,418	101,349
Shares redeemed	(2,287,930)	(1,956,239)	(985,726)	(854,250)	(245,441)	(305,631)
Net decrease from capital stock transactions	(915,761)	152,325	79,759	202,242	88,818	(11,383)
Total net increase (decrease) from capital stock transactions	(3,709,296)	(1,908,718)	(1,860,249)	(5,819,039)	1,199,873	(591,415)	279,424	(412,149)
Total increase (decrease) in net assets	125,646	(5,787,648)	998,682	(13,034,118)	1,953,104	(4,181,832)	279,424	(412,208)
Net Assets at end of period	$68,422,301	$68,296,655	$136,276,491	$135,277,809	$63,324,971	$61,371,867	$15,053,695	$14,774,271
Capital Share transactions:
Class A Shares
Shares sold	441,746	452,611	771,933	807,717	403,414	381,627	6,569,533	6,099,988
Issued to shareholders in reinvestment of distributions	182,776	192,809	841,684	485,161	462,245	245,370	256,983	152,770
Shares redeemed	(797,312)	(680,413)	(1,367,131)	(1,409,778)	(560,847)	(512,647)	(6,442,674)	(6,618,795)
Net increase (decrease) in shares outstanding	(172,790)	(34,993)	246,486	(116,900)	304,812	114,350	383,842	(366,037)
Class B Shares
Shares sold	6,576	1,106	10,418	22,281	2,372	9,628	128,594	109,456
Issued to shareholders in reinvestment of distributions	18,039	27,166	122,369	81,522	66,013	42,791	1,201	644
Shares redeemed	(110,639)	(185,211)	(472,812)	(493,201)	(225,809)	(216,884)	(234,213)	(156,212)
Net decrease in shares outstanding	(86,024)	(156,939)	(340,025)	(389,398)	(157,424)	(164,465)	(104,418)	(46,112)
Class C Shares
Shares sold	69,489	120,563	32,956	54,349	14,939	15,805
Issued to shareholders in reinvestment of distributions	62,127	74,267	68,007	34,754	16,923	8,411
Shares redeemed	(212,730)	(181,309)	(87,987)	(72,046)	(22,481)	(25,159)
Net increase (decrease) in shares outstanding	(81,114)	13,521	12,976	17,057	9,381	(943)

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Changes in Net Assets

	Tax–Free Virginia Fund		Tax–Free National Fund		High Quality Bond Fund		Core Bond Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Assets at beginning of period	$20,868,463	$21,866,239	$23,324,867	$25,293,667	$89,253,004	$100,536,237	$170,866,494	$207,713,774
Increase (decrease) in net assets from operations:
Net investment income	426,801	449,410	523,523	540,900	1,691,642	1,567,545	4,056,715	4,584,350
Net realized gain (loss)	(3,809)	1,032	74,305	127,563	44,442	(210,317)	895,368	(111,964)
Net change in unrealized appreciation (depreciation)	1,183,550	(778,928)	1,276,817	(1,036,885)	3,857,883	(2,375,312)	11,158,328	(8,828,642)
Net increase (decrease) in net assets from operations	1,606,542	(328,486)	1,874,645	(368,422)	5,593,967	(1,018,084)	16,110,411	(4,356,256)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A							(730,291)	(760,432)
Class B							(23,967)	(28,476)
Class Y	(427,160)	(449,377)	(651,384)	(617,794)	(1,708,613)	(1,519,170)	(3,487,446)	(4,146,903)
Class R6							(48,207)	(44,252)
Total distributions	(427,160)	(449,377)	(651,384)	(617,794)	(1,708,613)	(1,519,170)	(4,289,911)	(4,980,063)
Capital Stock transactions:
Class A Shares
Shares sold							932,174	1,637,165
Issued to shareholders in reinvestment of distributions							725,446	755,268
Shares redeemed							(4,530,261)	(4,972,897)
Net decrease from capital stock transactions							(2,872,641)	(2,580,464)
Class B Shares
Shares sold							–	5,263
Issued to shareholders in reinvestment of distributions							23,967	28,472
Shares redeemed							(320,593)	(484,911)
Net decrease from capital stock transactions							(296,626)	(451,176)
Class Y Shares
Shares sold	613,715	288,490	392,709	405,496	18,094,324	16,172,950	946,001	2,790,954
Issued to shareholders in reinvestment of distributions	415,800	437,013	576,901	545,794	1,590,730	1,414,930	864,191	938,795
Shares redeemed	(852,021)	(945,416)	(1,711,113)	(1,933,874)	(22,416,818)	(26,333,859)	(28,416,001)	(28,096,547)
Net increase (decrease) from capital stock transactions	177,494	(219,913)	(741,503)	(982,584)	(2,731,764)	(8,745,979)	(26,605,809)	(24,366,798)
Class R6 Shares
Shares sold							375,806	224,358
Issued to shareholders in reinvestment of distributions							48,207	44,251
Shares redeemed							(194,911)	(381,132)
Net increase (decrease) from capital stock transactions							229,102	(112,523)
Total net increase (decrease) from capital stock transactions	177,494	(219,913)	(741,503)	(982,584)	(2,731,764)	(8,745,979)	(29,545,974)	(27,510,961)
Total increase (decrease) in net assets	1,356,876	(997,776)	481,758	(1,968,800)	1,153,590	(11,283,233)	(17,725,474)	(36,847,280)
Net Assets at end of period	$22,225,339	$20,868,463	$23,806,625	$23,324,867	$90,406,594	$89,253,004	$153,141,020	$170,866,494
Capital Share transactions:
Class A Shares
Shares sold							94,058	166,942
Issued to shareholders in reinvestment of distributions							72,796	77,327
Shares redeemed							(456,585)	(508,290)
Net decrease in shares outstanding							(289,731)	(264,021)
Class B Shares
Shares sold							–	525
Issued to shareholders in reinvestment of distributions							2,407	2,912
Shares redeemed							(32,218)	(49,651)
Net decrease in shares outstanding							(29,811)	(46,214)
Class Y Shares
Shares sold	53,039	25,439	36,221	38,207	1,666,543	1,502,579	95,330	281,817
Issued to shareholders in reinvestment of distributions	36,109	38,806	53,770	51,536	145,584	131,943	86,973	96,408
Shares redeemed	(73,730)	(83,715)	(157,964)	(181,793)	(2,060,802)	(2,451,841)	(2,894,792)	(2,883,404)
Net increase (decrease) in shares outstanding	15,418	(19,470)	(67,973)	(92,050)	(248,675)	(817,319)	(2,712,489)	(2,505,179)
Class R6 Shares
Shares sold							37,558	22,790
Issued to shareholders in reinvestment of distributions							4,807	4,519
Shares redeemed							(19,848)	(38,784)
Net increase (decrease) in shares outstanding							22,517	(11,475)

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Changes in Net Assets

	Corporate Bond Fund		High Income Fund		Diversified Income Fund		Covered Call & Equity Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Assets at beginning of period	$19,667,812	$21,772,545	$19,677,553	$23,600,011	$156,606,322	$165,668,561	$134,637,439	$128,242,884
Increase (decrease) in net assets from operations:
Net investment income	488,281	616,409	956,271	1,082,204	2,794,281	2,587,951	1,551,127	797,206
Net realized gain (loss)	(49,711)	4,347	(210,221)	(246,417)	8,141,987	12,158,875	7,952,225	10,664,208
Net change in unrealized appreciation (depreciation)	1,633,884	(1,282,370)	342,245	(1,168,687)	10,172,228	(9,050,511)	(7,802,096)	(6,977,793)
Net increase (decrease) in net assets from operations	2,072,454	(661,614)	1,088,295	(332,900)	21,108,496	5,696,315	1,701,256	4,483,621
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A			(863,416)	(983,684)	(12,714,306)	(4,474,942)	(1,400,368)	(1,320,812)
Class B			(44,006)	(54,287)	(922,436)	(303,540)
Class C					(1,292,945)	(380,579)	(879,736)	(909,031)
Class Y	(493,497)	(794,793)	(49,642)	(44,583)			(9,698,583)	(7,782,141)
Class R6							(202,718)	(205,832)
Total distributions	(493,497)	(794,793)	(957,064)	(1,082,554)	(14,929,687)	(5,159,061)	(12,181,405)	(10,217,816)
Capital Stock transactions:
Class A Shares
Shares sold			566,943	812,573	17,730,639	8,912,343	846,183	2,321,061
Issued to shareholders in reinvestment of distributions			840,112	954,222	12,650,413	4,430,935	1,336,535	1,257,313
Shares redeemed			(2,507,613)	(4,022,376)	(27,171,103)	(20,533,996)	(3,214,108)	(3,656,688)
Net increase (decrease) from capital stock transactions			(1,100,558)	(2,255,581)	3,209,949	(7,190,718)	(1,031,390)	(78,314)
Class B Shares
Shares sold					101,261	83,167
Issued to shareholders in reinvestment of distributions			40,837	48,450	922,436	303,538
Shares redeemed			(167,457)	(331,882)	(2,546,255)	(2,293,806)
Net decrease from capital stock transactions			(126,620)	(283,432)	(1,522,558)	(1,907,101)
Class C Shares
Shares sold					1,086,683	1,014,521	617,858	1,925,097
Issued to shareholders in reinvestment of distributions					1,292,945	380,579	749,952	776,536
Shares redeemed					(1,467,306)	(1,896,774)	(1,952,758)	(5,874,256)
Net increase (decrease) from capital stock transactions					912,322	(501,674)	(584,948)	(3,172,623)
Class Y Shares
Shares sold	394,275	353,932	282,856	2,324,220			60,696,062	66,196,879
Issued to shareholders in reinvestment of distributions	45,001	50,657	49,642	44,583			9,567,385	7,680,318
Shares redeemed	(6,587,968)	(1,052,915)	(222,029)	(2,336,794)			(66,623,709)	(58,441,647)
Net increase (decrease) from capital stock transactions	(6,148,692)	(648,326)	110,469	32,009			3,639,738	15,435,550
Class R6 Shares
Shares sold							353,149	252,652
Issued to shareholders in reinvestment of distributions							202,717	205,832
Shares redeemed							(393,774)	(514,347)
Net increase (decrease) from capital stock transactions							162,092	(55,863)
Total net increase (decrease) from capital stock transactions	(6,148,692)	(648,326)	(1,116,709)	(2,507,004)	2,599,713	(9,599,493)	2,185,492	12,128,750
Total increase (decrease) in net assets	(4,569,735)	(2,104,733)	(985,478)	(3,922,458)	8,778,522	(9,062,239)	(8,294,657)	6,394,555
Net Assets at end of period	$15,098,077	$19,667,812	$18,692,075	$19,677,553	$165,384,844	$156,606,322	$126,342,782	$134,637,439

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Changes in Net Assets

Continued from previous page	Corporate Bond Fund		High Income Fund		Diversified Income Fund		Covered Call & Equity Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Capital Share transactions:
Class A Shares
Shares sold			97,382	134,574	1,157,022	555,056	103,863	257,892
Issued to shareholders in reinvestment of distributions			144,456	159,514	877,125	275,662	174,084	142,018
Shares redeemed			(429,426)	(669,845)	(1,706,995)	(1,275,062)	(404,564)	(408,431)
Net increase (decrease) in shares outstanding			(187,588)	(375,757)	327,152	(444,344)	(126,617)	(8,521)
Class B Shares
Shares sold					6,345	5,011
Issued to shareholders in reinvestment of distributions			6,817	7,864	64,048	18,748
Shares redeemed			(28,020)	(53,593)	(160,860)	(142,278)
Net decrease in shares outstanding			(21,203)	(45,729)	(90,467)	(118,519)
Class C Shares
Shares sold					68,334	63,061	81,745	226,968
Issued to shareholders in reinvestment of distributions					89,755	23,524	104,080	92,276
Shares redeemed					(92,798)	(117,580)	(263,219)	(691,135)
Net increase (decrease) in shares outstanding					65,291	(30,995)	(77,394)	(371,891)
Class Y Shares
Shares sold	33,976	30,560	49,821	396,528			7,397,947	7,242,647
Issued to shareholders in reinvestment of distributions	3,903	4,493	8,708	7,598			1,213,509	847,955
Shares redeemed	(592,503)	(94,818)	(38,847)	(396,862)			(8,165,153)	(6,441,910)
Net increase (decrease) in shares outstanding	(554,624)	(59,765)	19,682	7,264			446,303	1,648,692
Class R6 Shares
Shares sold							42,881	27,308
Issued to shareholders in reinvestment of distributions							25,444	22,558
Shares redeemed							(46,854)	(56,319)
Net increase (decrease) in shares outstanding							21,471	(6,453)

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Changes in Net Assets

	Dividend Income Fund		Large Cap Value Fund		Investors Fund		Mid Cap Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Assets at beginning of period	$111,456,654	$107,411,281	$84,779,821	$91,027,054	$293,903,580	$307,152,504	$426,011,773	$344,426,344
Increase (decrease) in net assets from operations:
Net investment income (loss)	2,950,144	1,968,552	573,109	795,943	1,258,732	1,236,022	(1,133,199)	(584,505)
Net realized gain	5,357,324	11,357,800	1,788,066	7,671,685	16,962,128	41,088,332	21,058,953	30,302,539
Net change in unrealized appreciation (depreciation)	15,027,570	(5,765,260)	350,570	(7,096,462)	34,211,611	(16,758,589)	87,420,175	(4,917,263)
Net increase in net assets from operations	23,335,038	7,561,092	2,711,745	1,371,166	52,432,471	25,565,765	107,345,929	24,800,771
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A			(6,982,002)	(7,041,494)	(11,433,615)	(4,273,399)	(4,084,319)	(2,205,515)
Class B			(264,799)	(317,803)			(159,037)	(110,824)
Class Y	(14,038,658)	(4,430,522)	(1,215,273)	(2,026,373)	(30,207,013)	(12,731,568)	(24,096,901)	(9,665,189)
Class R6					(1,012,359)	(408,963)	(759,093)	(412,317)
Total distributions	(14,038,658)	(4,430,522)	(8,462,074)	(9,385,670)	(42,652,987)	(17,413,930)	(29,099,350)	(12,393,845)
Capital Stock transactions:
Class A Shares
Shares sold			1,592,817	2,200,371	3,399,429	2,595,018	3,332,918	3,138,196
Issued to shareholders in reinvestment of distributions			6,966,804	7,023,455	11,419,345	4,267,912	4,071,914	2,197,702
Shares redeemed			(7,588,312)	(8,670,002)	(8,722,495)	(8,894,301)	(9,524,526)	(7,512,316)
Net increase (decrease) from capital stock transactions			971,309	553,824	6,096,279	(2,031,371)	(2,119,694)	(2,176,418)
Class B Shares
Shares sold			13,055	14,538			82,247	–
Issued to shareholders in reinvestment of distributions			264,799	317,803			159,036	110,823
Shares redeemed			(646,029)	(843,230)			(580,466)	(843,939)
Net decrease from capital stock transactions			(368,175)	(510,889)			(339,183)	(733,116)
Class Y Shares Shares sold	117,583,727	19,309,096	619,314	8,489,943	48,882,088	17,138,404	153,030,925	123,566,228
Issued to shareholders in reinvestment of distributions	13,814,254	4,378,116	1,206,859	2,023,931	29,670,932	12,573,624	17,448,020	8,380,187
Shares redeemed	(31,425,695)	(22,772,409)	(16,023,542)	(8,789,538)	(50,187,658)	(48,921,087)	(122,223,748)	(60,447,381)
Net increase (decrease) from capital stock transactions	99,972,286	914,803	(14,197,369)	1,724,336	28,365,362	(19,209,059)	48,255,197	71,499,034
Class R6 Shares Shares sold					1,065,095	1,065,585	42,215,184	1,655,582
Issued to shareholders in reinvestment of distributions					1,012,359	408,963	759,093	412,318
Shares redeemed					(1,239,548)	(1,634,877)	(5,864,450)	(1,478,897)
Net increase (decrease) from capital stock transactions					837,906	(160,329)	37,109,827	589,003
Total net increase (decrease) from capital stock transactions	99,972,286	914,803	(13,594,235)	1,767,271	35,299,547	(21,400,759)	82,906,147	69,178,503
Total increase (decrease) in net assets	109,268,666	4,045,373	(19,344,564)	(6,247,233)	45,079,031	(13,248,924)	161,152,726	81,585,429
Net Assets at end of period	$220,725,320	$111,456,654	$65,435,257	$84,779,821	$338,982,611	$293,903,580	$587,164,499	$426,011,773
Capital Share transactions:
Class A Shares
Shares sold			125,695	146,743	153,395	112,069	336,847	321,323
Issued to shareholders in reinvestment of distributions			634,499	477,461	606,766	186,209	484,165	231,825
Shares redeemed			(594,010)	(572,832)	(392,871)	(379,434)	(943,776)	(771,122)
Net increase (decrease) in shares outstanding			166,184	51,372	367,290	(81,156)	(122,764)	(217,974)
Class B Shares
Shares sold			1,065	973			10,104	–
Issued to shareholders in reinvestment of distributions			24,771	22,116			23,596	14,208
Shares redeemed			(52,637)	(57,832)			(74,890)	(105,071)
Net decrease in shares outstanding			(26,801)	(34,743)			(41,190)	(90,863)
Class Y Shares
Shares sold	4,444,480	714,335	52,136	565,661	2,216,256	728,550	14,973,859	11,740,600
Issued to shareholders in reinvestment of distributions	590,672	164,119	110,115	137,776	1,574,890	548,109	1,973,758	846,483
Shares redeemed	(1,178,168)	(855,354)	(1,250,938)	(588,744)	(2,271,577)	(2,087,227)	(11,723,889)	(5,959,973)
Net increase (decrease) in shares outstanding	3,856,984	23,100	(1,088,687)	114,693	1,519,569	(810,568)	5,223,728	6,627,110
Class R6 Shares
Shares sold					47,813	45,196	3,826,504	157,299
Issued to shareholders in reinvestment of distributions					53,310	17,742	83,970	40,864
Shares redeemed					(53,445)	(69,857)	(523,737)	(142,730)
Net increase (decrease) in shares outstanding					47,678	(6,919)	3,386,737	55,433

 See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Statements of Changes in Net Assets

	Small Cap Fund			International Stock Fund
	Period Ended October 31, 2019[1]	Period Ended September 30, 2019*	Year Ended September 30, 2018*	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Assets at beginning of period	$278,243,606	$543,960,603	$611,730,277	$19,953,347	$31,812,695
Increase (decrease) in net assets from operations:
Net investment income (loss)	(183,879)	(1,163,349)	(3,304,833)	273,273	291,263
Net realized gain	58,890	38,493,785	83,867,641	992,488	3,357,235
Net change in unrealized appreciation (depreciation)	8,107,216	(93,866,277)	2,338,916	533,790	(4,918,893)
Net increase (decrease) in net assets from operations	7,982,227	(56,535,841)	82,901,724	1,799,551	(1,270,395)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	–	–	–	(760,503)	(175,256)
Class B	–	–	–	(29,904)	(2,510)
Class Y	–	(95,905,613)	(62,281,529)	(62,847)	(84,986)
Total distributions	–	(95,905,613)	(62,281,529)	(853,254)	(262,752)
Capital Stock transactions:
Class A Shares
Shares sold	9,222	9,213	–	699,644	1,353,437
Shares issued in lieu of reorganization	–	3,382,044	–	–	–
Issued to shareholders in reinvestment of distributions	–	–	–	757,818	174,704
Shares redeemed	(70,590)	(66,082)	–	(2,776,691)	(2,896,875)
Net increase (decrease) from capital stock transactions	(61,368)	3,325,175	–	(1,319,229)	(1,368,734)
Class B Shares
Shares sold				–	19,752
Issued to shareholders in reinvestment of distributions				29,904	2,510
Shares redeemed				(187,734)	(307,313)
Net decrease from capital stock transactions				(157,830)	(285,051)
Class Y Shares
Shares sold	172,791	15,373,673	38,272,723	190,233	350,065
Shares issued in lieu of reorganization	–	24,220,585	–	–	–
Issued to shareholders in reinvestment of distributions	–	94,412,904	61,406,985	62,846	84,986
Shares redeemed	(19,353,562)	(250,607,880)	(188,069,577)	(441,801)	(9,107,467)
Net decrease from capital stock transactions	(19,180,771)	(116,600,718)	(88,389,869)	(188,722)	(8,672,416)
Total net decrease from capital stock transactions	(19,242,139)	(113,275,543)	(88,389,869)	(1,665,781)	(10,326,201)
Total decrease in net assets	(11,259,912)	(265,716,997)	(67,769,674)	(719,484)	(11,859,348)
Net Assets at end of period	$266,983,694	$278,243,606	$543,960,603	$19,233,863	$19,953,347
Capital Share transactions:
Class A Shares
Shares sold	853	854	–	54,574	95,071
Shares issued in lieu of reorganization	–	321,301	–	–	–
Issued to shareholders in reinvestment of distributions	–	–	–	65,498	12,217
Shares redeemed	(6,509)	(6,068)	–	(216,288)	(204,624)
Net increase (decrease) in shares outstanding	(5,656)	316,087	–	(96,216)	(97,336)
Class B Shares
Shares sold				–	1,352
Issued to shareholders in reinvestment of distributions				2,644	179
Shares redeemed				(15,109)	(22,289)
Net decrease in shares outstanding				(12,465)	(20,758)
Class Y Shares
Shares sold	15,842	1,322,528	1,049,443	14,989	24,643
Shares issued in lieu of reorganization	–	2,290,103	–	–	–
Issued to shareholders in reinvestment of distributions	–	8,351,953	1,770,674	5,427	5,939
Shares redeemed	(1,749,463)	(21,653,948)	(5,147,149)	(34,505)	(639,402)
Net decrease in shares outstanding	(1,733,621)	(9,689,364)	(2,327,032)	(14,089)	(608,820)

*The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Broadview Opportunity Fund prior to the reorganization. See Notes 1 and 13 for a discussion of the Fund’s reorganization. Share activity for the one-year period ended October 1, 2018 to September 30, 2019 reflects share conversion discussed in Note 13.

1 Disclosure represents the period October 1, 2019 to October 31, 2019. See Notes 1 and 13.

 See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$10.39	$10.97	$10.46	$10.63	$11.15	$10.47	$11.05	$10.52	$10.69	$11.19	$10.48	$11.06	$10.53	$10.69	$11.20
Income from Investment Operations:
Net investment income	0.36	0.19	0.15 [1]	0.14 [1]	0.13 [1]	0.31	0.12	0.08 [1]	0.07 [1]	0.06 [1]	0.29	0.11	0.08 [1]	0.06 [1]	0.05 [1]
Net realized and unrealized gain (loss) on investments	0.68	(0.26)	0.69	0.17	–	0.66	(0.28)	0.69	0.16	(0.01)	0.68	(0.27)	0.69	0.18	(0.01)
Total from investment operations	1.04	(0.07)	0.84	0.31	0.13	0.97	(0.16)	0.77	0.23	0.05	0.97	(0.16)	0.77	0.24	0.04
Less Distributions From:
Net investment income	(0.18)	(0.24)	(0.18)	(0.16)	(0.17)	(0.05)	(0.15)	(0.09)	(0.08)	(0.07)	(0.05)	(0.15)	(0.09)	(0.08)	(0.07)
Capital gains	(0.29)	(0.27)	(0.15)	(0.32)	(0.48)	(0.29)	(0.27)	(0.15)	(0.32)	(0.48)	(0.29)	(0.27)	(0.15)	(0.32)	(0.48)
Total distributions	(0.47)	(0.51)	(0.33)	(0.48)	(0.65)	(0.34)	(0.42)	(0.24)	(0.40)	(0.55)	(0.34)	(0.42)	(0.24)	(0.40)	(0.55)
Net increase (decrease) in net asset value	0.57	(0.58)	0.51	(0.17)	(0.52)	0.63	(0.58)	0.53	(0.17)	(0.50)	0.63	(0.58)	0.53	(0.16)	(0.51)
Net Asset Value at end of period	$10.96	$10.39	$10.97	$10.46	$10.63	$11.10	$10.47	$11.05	$10.52	$10.69	$11.11	$10.48	$11.06	$10.53	$10.69
Total Return (%)[2]	10.37	(0.75)	8.25	3.10	1.17	9.51	(1.51)	7.47	2.27	0.44	9.50	(1.51)	7.46	2.37	0.34
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$42,662	$42,247	$45,005	$43,752	$46,039	$5,457	$6,049	$8,119	$9,175	$10,064	$20,303	$20,001	$20,960	$20,225	$19,694
Ratios of expenses to average net assets (%)	0.70	0.70	0.70	0.71	0.70	1.45	1.45	1.45	1.46	1.45	1.45	1.45	1.45	1.46	1.45
Ratio of net investment income to average net assets (%)	3.38	1.74	1.46	1.36	1.23	2.68	1.04	0.74	0.60	0.59	2.60	0.99	0.71	0.54	0.49
Portfolio turnover (%)[3]	57	63	48	82	83	57	63	48	82	83	57	63	48	82	83

	MODERATE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$11.59	$12.20	$11.18	$11.62	$12.27	$11.46	$12.06	$11.05	$11.52	$12.19	$11.47	$12.07	$11.06	$11.53	$12.20
Income from Investment Operations:
Net investment income	0.51	0.17	0.14 [1]	0.13 [1]	0.13 [1]	0.53	0.10	0.07 [1]	0.06 [1]	0.05 [1]	0.42	0.08	0.06 [1]	0.05 [1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	0.60	(0.17)	1.35	0.18	0.04	0.48	(0.18)	1.33	0.16	0.04	0.59	(0.16)	1.34	0.17	0.07
Total from investment operations	1.11	–	1.49	0.31	0.17	1.01	(0.08)	1.40	0.22	0.09	1.01	(0.08)	1.40	0.22	0.09
Less Distributions From:
Net investment income	(0.17)	(0.17)	(0.15)	(0.12)	(0.17)	(0.10)	(0.08)	(0.07)	(0.06)	(0.11)	(0.10)	(0.08)	(0.07)	(0.06)	(0.11)
Capital gains	(0.77)	(0.44)	(0.32)	(0.63)	(0.65)	(0.77)	(0.44)	(0.32)	(0.63)	(0.65)	(0.77)	(0.44)	(0.32)	(0.63)	(0.65)
Total distributions	(0.94)	(0.61)	(0.47)	(0.75)	(0.82)	(0.87)	(0.52)	(0.39)	(0.69)	(0.76)	(0.87)	(0.52)	(0.39)	(0.69)	(0.76)
Net increase (decrease) in net asset value	0.17	(0.61)	1.02	(0.44)	(0.65)	0.14	(0.60)	1.01	(0.47)	(0.67)	0.14	(0.60)	1.01	(0.47)	(0.67)
Net Asset Value at end of period	$11.76	$11.59	$12.20	$11.18	$11.62	$11.60	$11.46	$12.06	$11.05	$11.52	$11.61	$11.47	$12.07	$11.06	$11.53
Total Return (%)[2]	10.69	(0.12)	13.88	2.95	1.44	9.79	(0.82)	13.07	2.15	0.72	9.78	(0.82)	13.06	2.15	0.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$112,916	$108,459	$115,586	$104,276	$107,043	$13,754	$17,481	$23,101	$25,440	$29,451	$9,607	$9,338	$9,625	$9,100	$9,506
Ratios of expenses to average net assets (%)	0.70	0.70	0.70	0.71	0.70	1.45	1.45	1.45	1.46	1.45	1.45	1.45	1.45	1.46	1.45
Ratio of net investment income to average net assets (%)	4.42	1.39	1.23	1.13	1.02	4.01	0.73	0.56	0.58	0.41	3.68	0.62	0.52	0.47	0.01
Portfolio turnover (%)[3]	64	75	50	97	81	64	75	50	97	81	64	75	50	97	81

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$12.01	$12.71	$11.12	$11.87	$12.81	$11.65	$12.35	$10.83	$11.65	$12.61	$11.66	$12.36	$10.84	$11.66	$12.62
Income from Investment Operations:
Net investment income	0.56	0.14	0.13 [1]	0.12 [1]	0.11 [1]	0.55	0.03	0.02 [1]	0.06 [1]	0.03 [1]	0.48	0.04	0.02 [1]	0.05 [1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	0.57	(0.11)	1.88	0.15	0.10	0.47	(0.10)	1.85	0.12	0.09	0.54	(0.11)	1.85	0.13	0.10
Total from investment operations	1.13	0.03	2.01	0.27	0.21	1.02	(0.07)	1.87	0.18	0.12	1.02	(0.07)	1.87	0.18	0.12
Less Distributions From:
Net investment income	(0.14)	(0.15)	(0.13)	(0.10)	(0.20)	(0.07)	(0.05)	(0.06)	(0.08)	(0.13)	(0.07)	(0.05)	(0.06)	(0.08)	(0.13)
Capital gains	(0.98)	(0.58)	(0.29)	(0.92)	(0.95)	(0.98)	(0.58)	(0.29)	(0.92)	(0.95)	(0.98)	(0.58)	(0.29)	(0.92)	(0.95)
Total distributions	(1.12)	(0.73)	(0.42)	(1.02)	(1.15)	(1.05)	(0.63)	(0.35)	(1.00)	(1.08)	(1.05)	(0.63)	(0.35)	(1.00)	(1.08)
Net increase (decrease) in net asset value	0.01	(0.70)	1.59	(0.75)	(0.94)	(0.03)	(0.70)	1.52	(0.82)	(0.96)	(0.03)	(0.70)	1.52	(0.82)	(0.96)
Net Asset Value at end of period	$12.02	$12.01	$12.71	$11.12	$11.87	$11.62	$11.65	$12.35	$10.83	$11.65	$11.63	$11.66	$12.36	$10.84	$11.66
Total Return (%)[2]	10.93	0.06	18.66	2.65	1.66	10.12	(0.74)	17.83	1.88	0.91	10.11	(0.74)	17.81	1.87	0.91
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,974	$51,274	$52,811	$45,317	$46,834	$6,088	$7,938	$10,442	$11,089	$12,383	$2,263	$2,160	$2,300	$2,411	$2,600
Ratios of expenses to average net assets (%)	0.70	0.70	0.70	0.71	0.70	1.45	1.45	1.45	1.46	1.45	1.45	1.45	1.45	1.46	1.45
Ratio of net investment income to average net assets (%)	4.77	1.08	1.02	1.04	0.81	4.50	0.45	0.35	0.56	0.21	4.15	0.32	0.45	0.42	0.05
Portfolio turnover (%)[3]	79	71	45	98	72	79	71	45	98	72	79	71	45	98	72

	GOVERNMENT MONEY MARKET FUND*
	CLASS A									CLASS B
	Year Ended October 31,									Year Ended October 31,
	2019	2018		2017		2016		2015		2019	2018		2017		2016		2015
Net Asset Value at beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.02	0.01		0.00	[1,4]	0.00	[1,4]	0.00	[1,4]	0.01	0.00	[4]	0.00	[1,4]	0.00	[1,4]	0.00	[1,4]
Total from investment operations	0.02	0.01		0.00	[4]	0.00	[4]	0.00	[4]	0.01	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Less Distributions From:
Net investment income	(0.02)	(0.01)		–		–		–		(0.01)[4]	–		–		–		–
Total distributions	(0.02)	(0.01)		–		–		–		(0.01)	–		–		–		–
Net increase in net asset value	–	0.00		0.00	[4]	0.00	[4]	0.00	[4]	–	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Net Asset Value at end of period	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Total Return (%)[2]	1.75	1.08		0.21		0.00		0.00		0.99	0.36		0.01		0.00		0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,990	$14,606		$14,972		$18,295		$19,076		$64	$168		$215		$599		$234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.55	0.55		0.55		0.56		0.55		1.30	1.35		1.30		1.30		1.30
After reimbursement of expenses by Adviser (%)	0.55	0.55	[5]	0.51	[5]	0.28	[5]	0.07	[5]	1.30	1.26	[5]	0.62	[5]	0.28	[5]	0.08	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	1.74	1.07	[5]	0.20	[5]	0.00	[5]	0.00	[5]	1.02	0.35	[5]	0.01	[5]	0.00	[5]	0.00	[5]

*Prior to close of business on February 29, 2016, the Fund was known as the Cash Reserves Fund.

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 Amounts represent less than $0.005 per share.

5 Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	TAX-FREE VIRGINIA FUND					TAX-FREE NATIONAL FUND
	CLASS Y					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$11.08	$11.49	$11.67	$11.61	$11.70	$10.41	$10.85	$11.10	$11.01	$11.08
Income from Investment Operations:
Net investment income	0.23	0.24	0.24 [1]	0.25 [1]	0.28 [1]	0.24	0.24	0.25 [1]	0.26 [1]	0.27 [1]
Net realized and unrealized gain (loss) on investments	0.63	(0.41)	(0.16)	0.10	(0.01)	0.61	(0.41)	(0.18)	0.15	0.01
Total from investment operations	0.86	(0.17)	0.08	0.35	0.27	0.85	(0.17)	0.07	0.41	0.28
Less Distributions From:
Net investment income	(0.23)	(0.24)	(0.24)	(0.25)	(0.28)	(0.24)	(0.24)	(0.25)	(0.26)	(0.27)
Capital gains	–	–	(0.02)	(0.04)	(0.08)	(0.06)	(0.03)	(0.07)	(0.06)	(0.08)
Total distributions	(0.23)	(0.24)	(0.26)	(0.29)	(0.36)	(0.30)	(0.27)	(0.32)	(0.32)	(0.35)
Net increase (decrease) in net asset value	0.63	(0.41)	(0.18)	0.06	(0.09)	0.55	(0.44)	(0.25)	0.09	(0.07)
Net Asset Value at end of period	$11.71	$11.08	$11.49	$11.67	$11.61	$10.96	$10.41	$10.85	$11.10	$11.01
Total Return (%)[2]	7.78	(1.52)	0.68	3.01	2.36	8.20	(1.56)	0.72	3.75	2.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,225	$20,868	$21,866	$22,350	$22,659	$23,807	$23,325	$25,294	$27,333	$27,744
Ratios of expenses to average net assets (%)	0.85	0.85	0.85	0.86	0.85	0.75	0.75	0.75	0.79	0.85
Ratio of net investment income to average net assets (%)	1.96	2.09	2.06	2.12	2.45	2.19	2.25	2.30	2.27	2.44
Portfolio turnover (%)[3]	22	26	8	12	12	26	31	6	9	15

	HIGH QUALITY BOND FUND
	CLASS Y
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$10.64	$10.93	$11.06	$11.04	$11.04
Income from Investment Operations:
Net investment income	0.21	0.18	0.14 [1]	0.12 [1]	0.11 [1]
Net realized and unrealized gain (loss) on investments	0.47	(0.30)	(0.12)	0.06	0.01
Total from investment operations	0.68	(0.12)	0.02	0.18	0.12
Less Distributions From:
Net investment income	(0.21)	(0.17)	(0.14)	(0.12)	(0.11)
Capital gains	–	–	(0.01)	(0.04)	(0.01)
Total distributions	(0.21)	(0.17)	(0.15)	(0.16)	(0.12)
Net increase (decrease) in net asset value	0.47	(0.29)	(0.13)	0.02	–
Net Asset Value at end of period	$11.11	$10.64	$10.93	$11.06	$11.04
Total Return (%)[2]	6.43	(1.09)	0.25	1.62	1.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$90,407	$89,253	$100,536	$105,807	$102,552
Ratios of expenses to average net assets (%)	0.49	0.49	0.49	0.50	0.49
Ratio of net investment income to average net assets (%)	1.88	1.64	1.32	1.10	1.00
Portfolio turnover (%)[3]	20	31	26	25	35

1 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$9.55	$10.03	$10.20	$10.09	$10.25	$9.55	$10.03	$10.21	$10.10	$10.25	$9.52	$9.99	$10.17	$10.07	$10.22
Income from Investment Operations:
Net investment income	0.24	0.21	0.20 [1]	0.20 [1]	0.19 [1]	0.16	0.15	0.14 [1]	0.13 [1]	0.11 [1]	0.25	0.24	0.23 [1]	0.23 [1]	0.21 [1]
Net realized and unrealized gain (loss) on investments	0.74	(0.46)	(0.10)	0.21	(0.05)	0.75	(0.47)	(0.12)	0.21	(0.04)	0.75	(0.45)	(0.11)	0.20	(0.04)
Total from investment operations	0.98	(0.25)	0.10	0.41	0.14	0.91	(0.32)	0.02	0.34	0.07	1.00	(0.21)	0.12	0.43	0.17
Less Distributions From:
Net investment income	(0.25)	(0.23)	(0.22)	(0.22)	(0.21)	(0.17)	(0.16)	(0.15)	(0.15)	(0.13)	(0.27)	(0.26)	(0.25)	(0.25)	(0.23)
Capital gains	–	(0.00)[4]	(0.05)	(0.08)	(0.09)	–	(0.00)[4]	(0.05)	(0.08)	(0.09)	–	(0.00)[4]	(0.05)	(0.08)	(0.09)
Total distributions	(0.25)	(0.23)	(0.27)	(0.30)	(0.30)	(0.17)	(0.16)	(0.20)	(0.23)	(0.22)	(0.27)	(0.26)	(0.30)	(0.33)	(0.32)
Net increase (decrease) in net asset value	0.73	(0.48)	(0.17)	0.11	(0.16)	0.74	(0.48)	(0.18)	0.11	(0.15)	0.73	(0.47)	(0.18)	0.10	(0.15)
Net Asset Value at end of period	$10.28	$9.55	$10.03	$10.20	$10.09	$10.29	$9.55	$10.03	$10.21	$10.10	$10.25	$9.52	$9.99	$10.17	$10.07
Total Return (%)[2]	10.37	(2.45)	1.05	4.21	1.34	9.65	(3.18)	0.20	3.43	0.69	10.67	(2.12)	1.22	4.40	1.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$28,902	$29,605	$33,738	$34,325	$32,823	$1,272	$1,466	$2,004	$2,575	$2,929	$121,000	$138,186	$170,169	$178,046	$186,414
Ratios of expenses to average net assets (%)	0.90	0.90	0.90	0.91	0.90	1.65	1.65	1.65	1.66	1.65	0.65	0.65	0.65	0.66	0.65
Ratio of net investment income to average net assets (%)	2.35	2.20	2.00	2.00	1.85	1.60	1.44	1.25	1.25	1.10	2.60	2.44	2.25	2.25	2.10
Portfolio turnover (%)[3]	36	26	27	39	57	36	26	27	39	57	36	26	27	39	57

	CORE BOND FUND					CORPORATE BOND FUND
	CLASS R6					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$9.58	$10.05	$10.21	$10.09	$10.24	$10.87	$11.65	$11.69	$11.34	$11.49
Income from Investment Operations:
Net investment income	0.27	0.26	0.24 [1]	0.24 [1]	0.23 [1]	0.36	0.33	0.33 [1]	0.33 [1]	0.29 [1]
Net realized and unrealized gain (loss) on investments	0.75	(0.47)	(0.10)	0.21	(0.06)	1.17	(0.69)	–	0.39	(0.13)
Total from investment operations	1.02	(0.21)	0.14	0.45	0.17	1.53	(0.36)	0.33	0.72	0.16
Less Distributions From:
Net investment income	(0.27)	(0.26)	(0.25)	(0.25)	(0.23)	(0.36)	(0.33)	(0.33)	(0.33)	(0.29)
Capital gains	–	(0.00)[4]	(0.05)	(0.08)	(0.09)	–	(0.09)	(0.04)	(0.04)	(0.02)
Total distributions	(0.27)	(0.26)	(0.30)	(0.33)	(0.32)	(0.36)	(0.42)	(0.37)	(0.37)	(0.31)
Net increase (decrease) in net asset value	0.75	(0.47)	(0.16)	0.12	(0.15)	1.17	(0.78)	(0.04)	0.35	(0.15)
Net Asset Value at end of period	$10.33	$9.58	$10.05	$10.21	$10.09	$12.04	$10.87	$11.65	$11.69	$11.34
Total Return (%)[2]	10.82	(2.11)	1.41	4.59	1.71	14.32	(3.11)	2.97	6.45	1.40
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,967	$1,609	$1,802	$1,876	$1,693	$15,098	$19,668	$21,773	$23,846	$23,545
Ratios of expenses to average net assets (%)	0.52	0.52	0.52	0.53	0.52	0.65	0.65	0.65	0.66	0.65
Ratio of net investment income to average net assets (%)	2.72	2.58	2.38	2.38	2.24	3.08	2.95	2.88	2.86	2.55
Portfolio turnover (%)[3]	36	26	27	39	57	20	21	23	36	37

1 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$5.80	$6.19	$6.03	$5.93	$6.79	$5.97	$6.37	$6.19	$6.08	$6.95	$5.68	$6.09	$5.94	$5.86	$6.73
Income from Investment Operations:
Net investment income	0.29	0.30	0.29 [1]	0.29 [1]	0.32 [1]	0.27	0.29	0.26 [1]	0.26 [1]	0.29 [1]	0.28	0.33	0.26 [1]	0.27 [1]	0.01 [1]
Net realized and unrealized gain (loss) on investments	0.03	(0.39)	0.16	0.10	(0.47)	0.02	(0.43)	0.16	0.10	(0.50)	0.06	(0.41)	0.21	0.13	(0.14)
Total from investment operations	0.32	(0.09)	0.45	0.39	(0.15)	0.29	(0.14)	0.42	0.36	(0.21)	0.34	(0.08)	0.47	0.40	(0.13)
Less Distributions From:
Net investment income	(0.29)	(0.30)	(0.29)	(0.29)	(0.32)	(0.25)	(0.26)	(0.24)	(0.25)	(0.27)	(0.31)	(0.33)	(0.32)	(0.32)	(0.35)
Capital gains	–	–	–	–	(0.39)	–	–	–	–	(0.39)	–	–	–	–	(0.39)
Total distributions	(0.29)	(0.30)	(0.29)	(0.29)	(0.71)	(0.25)	(0.26)	(0.24)	(0.25)	(0.66)	(0.31)	(0.33)	(0.32)	(0.32)	(0.74)
Net decrease in net asset value	0.03	(0.39)	0.16	0.10	(0.86)	0.04	(0.40)	0.18	0.11	(0.87)	0.03	(0.41)	0.15	0.08	(0.87)
Net Asset Value at end of period	$5.83	$5.80	$6.19	$6.03	$5.93	$6.01	$5.97	$6.37	$6.19	$6.08	$5.71	$5.68	$6.09	$5.94	$5.86
Total Return (%)[2]	5.68	(1.42)	7.61	6.91	(2.29)	4.92	(2.25)	6.92	6.07	(3.11)	6.07	(1.32)	8.06	7.15	(2.00)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,772	$17,755	$21,298	$21,403	$23,155	$1,018	$1,137	$1,505	$1,651	$1,685	$902	$786	$797	$712	$664
Ratios of expenses to average net assets (%)	1.00	1.00	1.00	1.01	1.00	1.75	1.75	1.75	1.76	1.75	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets (%)	4.98	5.00	4.72	4.98	5.12	4.24	4.24	3.97	4.23	4.36	5.22	5.24	4.97	5.20	5.39
Portfolio turnover (%)[3]	16	25	53	73	28	16	25	53	73	28	16	25	53	73	28

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$15.98	$15.93	$14.92	$14.75	$14.79	$16.08	$16.04	$15.01	$14.83	$14.88	$16.07	$16.03	$15.01	$14.83	$14.88
Income from Investment Operations:
Net investment income	0.28	0.28	0.26 [1]	0.25 [1]	0.23 [1]	0.16	0.16	0.14 [1]	0.14 [1]	0.13 [1]	0.16	0.16	0.14 [1]	0.14 [1]	0.13 [1]
Net realized and unrealized gain (loss) on investments	1.64	0.30	1.56	0.52	(0.03)	1.65	0.29	1.58	0.53	(0.04)	1.66	0.29	1.57	0.53	(0.04)
Total from investment operations	1.92	0.58	1.82	0.77	0.20	1.81	0.45	1.72	0.67	0.09	1.82	0.45	1.71	0.67	0.09
Less Distributions From:
Net investment income	(0.29)	(0.29)	(0.27)	(0.26)	(0.24)	(0.17)	(0.17)	(0.15)	(0.15)	(0.14)	(0.17)	(0.17)	(0.15)	(0.15)	(0.14)
Capital gains	(1.24)	(0.24)	(0.54)	(0.34)	–	(1.24)	(0.24)	(0.54)	(0.34)	–	(1.24)	(0.24)	(0.54)	(0.34)	–
Total distributions	(1.53)	(0.53)	(0.81)	(0.60)	(0.24)	(1.41)	(0.41)	(0.69)	(0.49)	(0.14)	(1.41)	(0.41)	(0.69)	(0.49)	(0.14)
Net increase (decrease) in net asset value	0.39	0.05	1.01	0.17	(0.04)	0.40	0.04	1.03	0.18	(0.05)	0.41	0.04	1.02	0.18	(0.05)
Net Asset Value at end of period	$16.37	$15.98	$15.93	$14.92	$14.75	$16.48	$16.08	$16.04	$15.01	$14.83	$16.48	$16.07	$16.03	$15.01	$14.83
Total Return (%)[2]	13.51	3.63	12.57	5.38	1.39	12.64	2.77	11.79	4.63	0.58	12.72	2.77	11.72	4.63	0.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$139,683	$131,127	$137,863	$128,208	$121,026	$9,612	$10,832	$12,702	$13,293	$13,442	$16,090	$14,647	$15,103	$13,498	$12,766
Ratios of expenses to average net assets (%)	1.10	1.10	1.10	1.11	1.10	1.85	1.85	1.85	1.86	1.85	1.84	1.85	1.85	1.86	1.85
Ratio of net investment income to average net assets (%)	1.80	1.72	1.65	1.68	1.59	1.06	0.97	0.91	0.94	0.84	1.05	0.97	0.89	0.93	0.84
Portfolio turnover (%)[3]	34	27	21	35	25	34	27	21	35	25	34	27	21	35	25

1 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND
	CLASS A					CLASS C					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$8.52	$8.88	$8.95	$9.14	$9.92	$8.04	$8.47	$8.63	$8.89	$9.74	$8.73	$9.06	$9.11	$9.27	$10.03
Income from Investment Operations:
Net investment income	0.03	0.06	0.07	0.05	0.06	(0.05)	(0.10)	0.02	0.06	0.16	0.12	0.10	0.14	0.08	0.14
Net realized and unrealized gain (loss) on investments	0.05	0.30	0.46	0.33	(0.06)	0.07	0.38	0.42	0.24	(0.23)	(0.02)	0.29	0.42	0.33	(0.12)
Total from investment operations	0.08	0.36	0.53	0.38	–	0.02	0.28	0.44	0.30	(0.07)	0.10	0.39	0.56	0.41	0.02
Less Distributions From:
Net investment income	(0.44)	(0.43)	(0.39)	(0.41)	(0.50)	(0.43)	(0.42)	(0.39)	(0.40)	(0.50)	(0.45)	(0.43)	(0.40)	(0.41)	(0.50)
Capital gains	(0.32)	(0.29)	(0.21)	(0.16)	(0.28)	(0.32)	(0.29)	(0.21)	(0.16)	(0.28)	(0.32)	(0.29)	(0.21)	(0.16)	(0.28)
Total distributions	(0.76)	(0.72)	(0.60)	(0.57)	(0.78)	(0.75)	(0.71)	(0.60)	(0.56)	(0.78)	(0.77)	(0.72)	(0.61)	(0.57)	(0.78)
Net decrease in net asset value	(0.68)	(0.36)	(0.07)	(0.19)	(0.78)	(0.73)	(0.43)	(0.16)	(0.26)	(0.85)	(0.67)	(0.33)	(0.05)	(0.16)	(0.76)
Net Asset Value at end of period	$7.84	$8.52	$8.88	$8.95	$9.14	$7.31	$8.04	$8.47	$8.63	$8.89	$8.06	$8.73	$9.06	$9.11	$9.27
Total Return (%)[2]	1.46	3.96	5.97	4.29	(0.18)	0.68	3.21	5.09	3.53	(0.83)	1.60	4.29	6.15	4.63	0.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,748	$16,035	$16,773	$18,252	$16,042	$8,191	$9,638	$13,299	$13,519	$9,287	$102,018	$106,576	$95,640	$71,241	$60,916
Ratios of expenses to average net assets (%)	1.25	1.25	1.25	1.25	1.25	2.00	2.00	2.00	2.00	1.99	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets (%)	1.05	0.47	1.03	0.17	0.13	0.29	(0.28)	0.28	(0.58)	(0.59)	1.28	0.73	1.26	0.42	0.40
Portfolio turnover (%)[3]	116	130	166	135	107	116	130	166	135	107	116	130	166	135	107

	COVERED CALL & EQUITY INCOME FUND					DIVIDEND INCOME FUND
	CLASS R6					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$8.81	$9.13	$9.16	$9.31	$10.06	$27.01	$26.18	$22.38	$22.28	$23.59
Income from Investment Operations:
Net investment income	0.18	0.06	0.14	0.07	0.24	0.46	0.47	0.44 [1]	0.33 [1]	0.40 [1]
Net realized and unrealized gain (loss) on investments	(0.06)	0.34	0.44	0.35	(0.21)	3.12	1.42	4.34	0.99	0.01
Total from investment operations	0.12	0.40	0.58	0.42	0.03	3.58	1.89	4.78	1.32	0.41
Less Distributions From:
Net investment income	(0.45)	(0.43)	(0.40)	(0.41)	(0.50)	(0.43)	(0.47)	(0.44)	(0.32)	(0.38)
Capital gains	(0.32)	(0.29)	(0.21)	(0.16)	(0.28)	(2.51)	(0.59)	(0.54)	(0.90)	(1.34)
Total distributions	(0.77)	(0.72)	(0.61)	(0.57)	(0.78)	(2.94)	(1.06)	(0.98)	(1.22)	(1.72)
Net increase (decrease) in net asset value	(0.65)	(0.32)	(0.03)	(0.15)	(0.75)	0.64	0.83	3.80	0.10	(1.31)
Net Asset Value at end of period	$8.16	$8.81	$9.13	$9.16	$9.31	$27.65	$27.01	$26.18	$22.38	$22.28
Total Return (%)[2]	1.82	4.37	6.34	4.72	0.23	15.48	7.35	21.85	6.16	1.76
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,385	$2,388	$2,531	$3,110	$2,826	$220,725	$111,457	$107,411	$102,402	$20,925
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.88	0.87	1.10	1.10	1.10	1.10	1.10
After reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.88	0.87	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	1.41	0.85	1.26	0.55	0.70	1.64	1.60	1.66	1.46	1.60
After reimbursement and waiver of expenses by Adviser (%)	1.41	0.85	1.26	0.55	0.70	1.79	1.75	1.81	1.61	1.75
Portfolio turnover (%)[3]	116	130	166	135	107	28	32	19	33	24

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$14.14	$15.52	$15.47	$16.33	$19.18	$13.72	$15.10	$15.09	$16.01	$18.84	$14.14	$15.53	$15.48	$16.35	$19.20
Income from Investment Operations:
Net investment income (loss)	0.11	0.13	0.25 [1]	0.16 [1]	0.08 [1]	0.05	0.05	0.16 [1]	0.06 [1]	(0.05)[1]	0.75	0.17	0.37 [1]	0.26 [1]	0.14 [1]
Net realized and unrealized gain (loss) on investments	0.29	0.10	2.05	0.92	(0.10)	0.26	0.06	1.98	0.88	(0.09)	(0.31)	0.09	1.97	0.85	(0.11)
Total from investment operations	0.40	0.23	2.30	1.08	(0.02)	0.31	0.11	2.14	0.94	(0.14)	0.44	0.26	2.34	1.11	0.03
Less Distributions From:
Net investment income	(0.15)	(0.27)	(0.18)	(0.10)	(0.14)	(0.06)	(0.15)	(0.06)	(0.02)	(0.00)[4]	(0.18)	(0.31)	(0.22)	(0.14)	(0.19)
Capital gains	(1.43)	(1.34)	(2.07)	(1.84)	(2.69)	(1.43)	(1.34)	(2.07)	(1.84)	(2.69)	(1.43)	(1.34)	(2.07)	(1.84)	(2.69)
Total distributions	(1.58)	(1.61)	(2.25)	(1.94)	(2.83)	(1.49)	(1.49)	(2.13)	(1.86)	(2.69)	(1.61)	(1.65)	(2.29)	(1.98)	(2.88)
Net increase (decrease) in net asset value	(1.18)	(1.38)	0.05	(0.86)	(2.85)	(1.18)	(1.38)	0.01	(0.92)	(2.83)	(1.17)	(1.39)	0.05	(0.87)	(2.85)
Net Asset Value at end of period	$12.96	$14.14	$15.52	$15.47	$16.33	$12.54	$13.72	$15.10	$15.09	$16.01	$12.97	$14.14	$15.53	$15.48	$16.35
Total Return (%)[2]	4.89	1.10	16.36	7.16	(0.80)	4.18	0.29	15.43	6.38	(1.49)	5.24	1.30	16.60	7.44	(0.51)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$60,060	$63,143	$68,522	$62,757	$63,566	$1,984	$2,539	$3,318	$3,586	$4,096	$3,392	$19,098	$19,187	$36,721	$109,546
Ratios of expenses to average net assets (%)	1.16	1.16	1.16	1.17	1.16	1.91	1.91	1.91	1.92	1.91	0.91	0.91	0.91	0.92	0.91
Ratio of net investment income to average net assets (%)	0.82	0.80	1.65	1.02	0.47	0.08	0.01	0.88	0.27	(0.27)	1.11	1.03	1.74	1.33	0.73
Portfolio turnover (%)[3]	71	91	86	74	97	71	91	86	74	97	71	91	86	74	97

	INVESTORS FUND
	CLASS A					CLASS Y					CLASS R6
	Year Ended October 31					Year Ended October 31,					Year Ended October 31
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$23.85	$23.22	$19.57	$21.30	$25.01	$23.92	$23.29	$19.62	$21.36	$25.07	$24.07	$23.44	$19.74	$21.47	$25.14
Income from Investment Operations:
Net investment income (loss)	0.06	0.05	0.03 [1]	(0.00)[1,4,5]	0.09 [1]	0.12	0.11	0.09 [1]	0.06 [1,5]	0.16 [1]	0.16	0.15	0.13 [1]	0.11 [1,5]	0.15 [1]
Net realized and unrealized gain (loss) on investments	3.39	1.87	4.23	1.18	1.06	3.39	1.87	4.24	1.17	1.05	3.43	1.88	4.26	1.17	1.10
Total from investment operations	3.45	1.92	4.26	1.18	1.15	3.51	1.98	4.33	1.23	1.21	3.59	2.03	4.39	1.28	1.25
Less Distributions From:
Net investment income	(0.10)	(0.03)	–	(0.12)	(0.06)	(0.16)	(0.09)	(0.05)	(0.18)	(0.12)	(0.16)	(0.14)	(0.08)	(0.22)	(0.12)
Capital gains	(3.44)	(1.26)	(0.61)	(2.79)	(4.80)	(3.44)	(1.26)	(0.61)	(2.79)	(4.80)	(3.44)	(1.26)	(0.61)	(2.79)	(4.80)
Total distributions	(3.54)	(1.29)	(0.61)	(2.91)	(4.86)	(3.60)	(1.35)	(0.66)	(2.97)	(4.92)	(3.60)	(1.40)	(0.69)	(3.01)	(4.92)
Net increase (decrease) in net asset value	(0.09)	0.63	3.65	(1.73)	(3.71)	(0.09)	0.63	3.67	(1.74)	(3.71)	(0.01)	0.63	3.70	(1.73)	(3.67)
Net Asset Value at end of period	$23.76	$23.85	$23.22	$19.57	$21.30	$23.83	$23.92	$23.29	$19.62	$21.36	$24.06	$24.07	$23.44	$19.74	$21.47
Total Return (%)[2]	18.37	8.50	22.30	6.46	4.78	18.63	8.75	22.62	6.69	5.07	18.88	8.90	22.87	6.92	5.25
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$86,476	$78,043	$77,891	$67,479	$2,189	$244,443	$208,942	$222,363	$204,962	$109,506	$8,063	$6,919	$6,898	$6,198	$6,589
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.31	0.95	0.95	0.95	0.98	1.06	0.77	0.77	0.77	0.77	0.73
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.19	0.95	0.95	0.95	0.95	0.94	0.77	0.77	0.77	0.77	0.73
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.23	0.22	0.14	(0.01)	0.38	0.47	0.47	0.39	0.33	0.62	0.65	0.64	0.56	0.57	0.83
Portfolio turnover (%)[3]	23	40	33	27	33	23	40	33	27	33	23	40	33	27	33

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 Amounts represent less than $0.005 per share.

5 Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$9.77	$9.37	$8.34	$8.59	$9.78	$7.98	$7.78	$7.04	$7.38	$8.69
Income from Investment Operations:
Net investment loss	(0.07)	(0.06)	(0.05)[1]	(0.04)[1]	(0.06)[1]	(0.32)	(0.35)	(0.20)[1]	(0.14)[1]	(0.13)[1]
Net realized and unrealized gain (loss) on investments	2.07	0.81	1.46	0.29	0.61	1.86	0.90	1.32	0.30	0.56
Total from investment operations	2.00	0.75	1.41	0.25	0.55	1.54	0.55	1.12	0.16	0.43
Less Distributions From:
Capital gains	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)
Total distributions	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)
Net increase (decrease) in net asset value	1.32	0.40	1.03	(0.25)	(1.19)	0.86	0.20	0.74	(0.34)	(1.31)
Net Asset Value at end of period	$11.09	$9.77	$9.37	$8.34	$8.59	$8.84	$7.98	$7.78	$7.04	$7.38
Total Return (%)[2]	22.65	8.15	17.40	3.12	5.80	21.91	7.21	16.46	2.38	5.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$66,250	$59,519	$59,175	$52,482	$54,000	$1,730	$1,891	$2,550	$2,832	$3,401
Ratios of expenses to average net assets (%)	1.40	1.40	1.40	1.41	1.40	2.15	2.15	2.15	2.16	2.15
Ratio of net investment income to average net assets (%)	(0.59)	(0.51)	(0.53)	(0.47)	(0.72)	(1.33)	(1.26)	(1.28)	(1.23)	(1.47)
Portfolio turnover (%)[3]	25	27	22	27	28	25	27	22	27	28

	MID CAP FUND
	CLASS Y					CLASS R6
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$10.23	$9.76	$8.64	$8.85	$10.00	$10.44	$9.94	$8.77	$8.95	$10.06
Income from Investment Operations:
Net investment loss	(0.02)	(0.01)	(0.01)[1]	0.00 [1,4]	(0.04)[1]	(0.10)	0.01	0.01 [1]	0.02 [1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments	2.18	0.83	1.51	0.29	0.63	2.33	0.84	1.54	0.30	0.68
Total from investment operations	2.16	0.82	1.50	0.29	0.59	2.23	0.85	1.55	0.32	0.63
Less Distributions From:
Capital gains	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)
Total distributions	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)	(0.68)	(0.35)	(0.38)	(0.50)	(1.74)
Net increase (decrease) in net asset value	1.48	0.47	1.12	(0.21)	(1.15)	1.55	0.50	1.17	(0.18)	(1.11)
Net Asset Value at end of period	$11.71	$10.23	$9.76	$8.64	$8.85	$11.99	$10.44	$9.94	$8.77	$8.95
Total Return (%)[2]	23.27	8.55	17.85	3.50	6.13	23.49	8.71	18.17	3.81	6.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$463,768	$351,716	$270,989	$242,308	$198,605	$55,417	$12,886	$11,713	$8,792	$9,874
Ratios of expenses to average net assets (%)	0.98	0.98	0.98	1.08	1.15	0.76	0.77	0.77	0.78	0.77
Ratio of net investment income to average net assets (%)	(0.18)	(0.09)	(0.11)	(0.14)	(0.47)	(0.06)	0.12	0.10	0.16	(0.09)
Portfolio turnover (%)[3]	25	27	22	27	28	25	27	22	27	28

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND
	CLASS A				CLASS Y*
	Period Ended		Inception to		Period Ended		Period Ended
	October 31,		September 30,		October 31,		September 30,	Year Ended September 30,
	2019[9]		2019[5]		2019[9]		2019	2018[8]	2017[8]	2016[8]	2015[8]
Net Asset Value at beginning of period	$10.82		$10.53		$10.87		$15.56	$15.03	$14.09	$13.71	$15.58
Income from Investment Operations:
Net investment loss	(0.01)		(0.01)		(0.01)		(0.04)	(0.08)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.33		0.30		0.33		(1.39)	2.21	1.70	1.60	(0.13)
Total from investment operations	0.32		0.29		0.32		(1.43)	2.13	1.61	1.54	(0.21)
Less Distributions From:
Net investment income	–		–		–		–	–	–	–	–
Capital gains	–		–		–		(3.26)	(1.60)	(0.67)	(1.16)	(1.66)
Total distributions	–		–		–		(3.26)	(1.60)	(0.67)	(1.16)	(1.66)
Net increase (decrease) in net asset value	0.32		0.29		0.32		(4.69)	0.53	0.94	0.38	(1.87)
Net Asset Value at end of period	$11.14		$10.82		$11.19		$10.87	$15.56	$15.03	$14.09	$13.71
Total Return (%)[2]	2.96	[6]	2.75	[6]	2.94	[6]	(8.81)	15.29	11.58	12.17	(2.40)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,457		$3,420		$263,527		$274,824	$543,961	$611,730	$653,838	$742,230
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	[7]	1.50	[7]	1.25	[7]	1.29	1.21	1.23	1.25	1.23
After reimbursement of expenses by Adviser (%)	1.46	[7]	1.46	[7]	1.21	[7]	1.29	1.21	1.23	1.25	1.23
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(1.07)[7]		(1.28)[7]		(0.82)[7]		(0.36)	(0.57)	(0.64)	(0.42)	(0.48)
After reimbursement of expenses by Adviser (%)	(1.03)[7]		(1.24)[7]		(0.78)[7]		(0.36)	(0.57)	(0.64)	(0.42)	(0.48)
Portfolio turnover (%)[3]	3		73		3		73	49	53	40	41

	INTERNATIONAL STOCK FUND
	CLASS A					CLASS B						CLASS Y
	Year Ended October 31,					Year Ended October 31,						Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017		2016	2015	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$12.92	$14.00	$12.03	$12.99	$13.20	$12.56	$13.63	$11.73		$12.68	$12.89	$12.96	$14.04	$12.05	$13.00	$13.22
Income from Investment Operations:
Net investment income (loss)	0.18	0.16	0.10 [1]	0.12 [1]	0.12 [1]	0.06	0.03	0.00	1,4,	0.03 [1]	0.03 [1]	0.62	2.47	0.34 [1]	0.14 [1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments	0.99	(1.12)	2.01	(0.97)	(0.02)	0.99	(1.07)	1.97		(0.95)	(0.03)	0.58	(3.40)	1.82	(0.95)	0.17
Total from investment operations	1.17	(0.96)	2.11	(0.85)	0.10	1.05	(1.04)	1.97		(0.92)	–	1.20	(0.93)	2.16	(0.81)	0.12
Less Distributions From:
Net investment income	(0.19)	(0.12)	(0.14)	(0.11)	(0.31)	(0.10)	(0.03)	(0.07)		(0.03)	(0.21)	(0.22)	(0.15)	(0.17)	(0.14)	(0.34)
Capital gains	(0.37)	–	–	–	–	(0.37)	–	–		–	–	(0.37)	–	–	–	–
Total distributions	(0.56)	(0.12)	(0.14)	(0.11)	(0.31)	(0.47)	(0.03)	(0.07)		(0.03)	(0.21)	(0.59)	(0.15)	(0.17)	(0.14)	(0.34)
Net increase (decrease) in net asset value	0.61	(1.08)	1.97	(0.96)	(0.21)	0.58	(1.07)	1.90		(0.95)	(0.21)	0.61	(1.08)	1.99	(0.95)	(0.22)
Net Asset Value at end of period	$13.53	$12.92	$14.00	$12.03	$12.99	$13.14	$12.56	$13.63		$11.73	$12.68	$13.57	$12.96	$14.04	$12.05	$13.00
Total Return (%)[2]	9.85	(6.94)	17.79	(6.60)	0.83	9.04	(7.65)	16.89		(7.27)	0.06	10.10	(6.72)	18.18	(6.40)	1.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,209	$17,679	$20,520	$18,573	$21,072	$715	$840	$1,195		$1,288	$1,692	$1,310	$1,434	$10,098	$15,398	$15,566
Ratios of expenses to average net assets (%)	1.60	1.60	1.60	1.61	1.60	2.35	2.35	2.35		2.36	2.35	1.35	1.35	1.35	1.36	1.35
Ratio of net investment income to average net assets (%)	1.42	1.14	0.82	1.00	0.88	0.65	0.36	0.05		0.21	0.10	1.67	1.12	1.06	1.21	1.27
Portfolio turnover (%)[3]	37	29	32	34	45	37	29	32		34	45	37	29	32	34	45

* The Financial Highlights presented herein reflect the adjusted historical operating results of the Broadview Opportunity Fund. See Notes 1 and 13 for a discussion of the Fund’s reorganization.

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

4 Amounts represent less than $0.005 per share.

5 For accounting purposes, the Small Cap Fund Class A is treated as having commenced investment operations on August 31, 2019. See Note 13.

6 Not annualized.

7 Annualized.

8 The financial highlights prior to August 31, 2019 are those of the Broadview Opportunity Fund, the accounting survivor of the reorganization of the Madison Small Cap Fund into the Broadview Opportunity Fund. The net asset values and other per share information of the Broadview Opportunity Fund have been restated by the conversion ratio of 2.469195 for Class Y shares to reflect those of the legal survivor of the reorganization, the Madison Small Cap Fund.

9 Disclosure represents the period October 1, 2019 to October 31, 2019. See Notes 1 and 13.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2019

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers eighteen funds (individually, a “fund,” collectively, the “funds”).

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into a subadvisory agreement for the management of the investments of the International Stock Fund (“Subadviser”).

The accompanying financial statements include the Government Money Market, Tax-Free Virginia, Tax-Free National, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds (collectively, the “Core Funds”), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”).

The Government Money Market Fund offers two classes of shares: Class A and B. The Small Cap Fund offers two classes of shares: Class A and Y. The High Income, Large Cap Value, and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond Fund and Mid Cap Fund offer four classes of shares: Class A, B, Y and R6. The Covered Call & Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The Tax-Free Virginia, Tax-Free National, High Quality Bond, Corporate Bond and Dividend Income Funds offer one class of shares: Class Y. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

As of February 1, 2017, Class B shares of the funds may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund, or through dividend and/or capital gains reinvestments. Shareholders with investments in Class B shares of the funds may continue to hold such shares until they convert to Class A shares.

Following the close of business on August 30, 2019, the Small Cap Fund acquired all of the assets, subject to liabilities, of the Broadview Opportunity Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Small Cap Fund had the same investment objective and substantially similar investment strategies and risks as the Predecessor Fund.

As part of the Reorganization, shareholders of the Predecessor Fund’s sole share class received Class Y Shares of the Small Cap Fund. Because the Predecessor Fund was deemed the accounting survivor of the Reorganization, the Small Cap Fund’s Class Y Shares adopted the Predecessor Fund’s performance and financial history which commenced investment operations on December 16, 1996. The performance and financial history for Class A shares was deemed to be new effective August 31, 2019 as a result of the Reorganization. See Note 13 for further explanation of the Reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services –Investment Companies”.

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time, on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Short-term instruments having maturities of 60 days or less and all securities in the Government Money Market Fund are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily

Madison Funds  |  Notes to the Financial Statements - continued  |  October 31, 2019

traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Recently Issued Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management does not believe the ASU will have a material impact on the financial statements due to the fact the funds did not hold convertible debt for the year ended October 31, 2019.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium.

Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2019, none of the funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The fund’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund, except the Government Money Market, Tax-Free Virginia and Tax-Free National Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The Covered Call & Equity Fund and International Stock Fund had net realized losses of $94 and $4,117 related to foreign currency transactions. The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Government Money Market Fund, Tax-Free Virginia and Tax-Free National Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year ended October 31, 2019, none of the funds transacted forward foreign currency exchange contracts.

Madison Funds  |  Notes to the Financial Statements - continued  |  October 31, 2019

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase except for the Government Money Market Fund which is governed by the Rule 2(a)-7 liquidity guidelines. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At October 31, 2019, there were no illiquid securities held in the funds.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2019, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended October 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2019, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2019, in valuing the funds’ investments carried at fair value (please see the Portfolio of Investments for each fund for a listing of all securities within each category):

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/19
Conservative Allocation
Investment Companies	$64,641,576	$–	$–	$64,641,576
Short-Term Investments	11,467,862	–	–	11,467,862
	76,109,438	–	–	76,109,438
Moderate Allocation
Investment Companies	125,074,307	–	–	125,074,307
Short-Term Investments	16,172,008	–	–	16,172,008
	141,246,315	–	–	141,246,315
Aggressive Allocation
Investment Companies	56,153,539	–	–	56,153,539
Short-Term Investments	7,212,612	–	–	7,212,612
	63,366,151	–	–	63,366,151
Government Money Market[2]
U.S. Government and Agency
Obligations	–	14,551,058	–	14,551,058
Short-Term Investments	503,765	–	–	503,765
	503,765	14,551,058	–	15,054,823
Tax-Free Virginia
Municipal Bonds	–	21,631,438	–	21,631,438

Tax-Free National
Municipal Bonds	–	23,162,588	–	23,162,588

High Quality Bond
Corporate Notes and Bonds	–	35,814,924	–	35,814,924
U.S. Government and Agency
Obligations	–	51,905,731	–	51,905,731
Short-Term Investments	4,015,001	–	–	4,015,001
	4,015,001	87,720,655	–	91,735,656
Core Bond
Asset Backed Securities	–	7,127,764	–	7,127,764
Collateralized Mortgage
Obligations	–	8,847,296	–	8,847,296
Commercial Mortgage-Backed
Securities	–	5,426,016	–	5,426,016
Corporate Notes and Bonds	–	36,390,907	–	36,390,907
Long Term Municipal Bonds	–	2,049,430	–	2,049,430
Mortgage Backed Securities	–	30,789,682	–	30,789,682
U.S. Government and Agency
Obligations	–	51,795,703	–	51,795,703
Short-Term Investments	5,314,130	–	–	5,314,130
	5,314,130	142,426,798	–	147,740,928

Madison Funds | Notes to the Financial Statements - continued | October 31, 2019

	Quoted Prices In Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	10/31/19
Corporate Bond
Corporate Notes and Bonds	$–	$14,517,007	$–	$14,517,007
Short-Term Investments	496,036	–	–	496,036
	496,036	14,517,007	–	15,013,043
High Income
Corporate Notes and Bonds	–	15,986,535	–	15,986,535
Exchange Traded Funds	468,774	–		468,774
U.S. Government and Agency Obligations	–	938,816		938,816
Short-Term Investments	2,062,136	–	–	2,062,136
	2,530,910	16,925,351	–	19,456,261
Diversified Income
Common Stocks	112,094,808	–	–	112,094,808
Asset Backed Securities	–	2,751,792	–	2,751,792
Collateralized Mortgage Obligations	–	2,321,681	–	2,321,681
Commercial Mortgage-Backed Securities	–	2,094,724	–	2,094,724
Corporate Notes and Bonds	–	15,728,889	–	15,728,889
Long Term Municipal Bonds	–	1,419,503	–	1,419,503
Mortgage Backed Securities	–	11,494,868	–	11,494,868
U.S. Government and Agency Obligations	–	14,336,380	–	14,336,380
Short-Term Investments	2,029,443	–	–	2,029,443
	114,124,251	50,147,837	–	164,272,088
Covered Call & Equity Income
Assets:
Common Stocks	107,640,793	–	–	107,640,793
Exchange Traded Funds	6,874,970	–	–	6,874,970
Short-Term Investments	11,882,135	–	–	11,882,135
	126,397,898	–	–	126,397,898
Liabilities:
Call Options Written	(1,732,410)	–	–	(1,732,410)
Dividend Income
Common Stocks	215,823,450	–	–	215,823,450
Short-Term Investments	4,573,975	–	–	4,573,975
	220,397,425	–	–	220,397,425
Large Cap Value
Common Stocks	64,407,408	–	–	64,407,408
Short-Term Investments	1,023,351	–	–	1,023,351
	65,430,759	–	–	65,430,759
Investors
Common Stocks	319,178,941	–	–	319,178,941
Short-Term Investments	19,056,090	–	–	19,056,090
	338,235,031	–	–	338,235,031
Mid Cap
Common Stocks	534,851,761	–	–	534,851,761
Short-Term Investments	51,308,932	–	–	51,308,932
	586,160,693	–	–	586,160,693
Small Cap
Common Stocks	248,191,344	–	–	248,191,344
Short-Term Investments	31,658,421	–	–	31,658,421
	279,849,765	–	–	279,849,765
International Stock
Common Stocks
Australia	–	431,365	–	431,365
Belgium	–	287,720	–	287,720
Canada	–	1,048,344	–	1,048,344
China	–	312,693	–	312,693
Denmark	–	288,257	–	288,257
Finland	–	448,370	–	448,370
France	–	2,462,021	–	2,462,021
Germany	–	975,310	–	975,310
Hong Kong	–	73,324	–	73,324
Ireland	837,035	–	–	837,035

	Quoted Prices In Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	10/31/19
Israel	$–	$230,430	$–	$230,430
Japan	–	2,869,827	–	2,869,827
Mexico	–	71,544	–	71,544
Netherlands	–	794,110	–	794,110
Norway	–	579,985	–	579,985
Singapore	–	522,281	–	522,281
South Korea	–	430,465	–	430,465
Spain	–	169,303	–	169,303
Sweden	–	730,098	–	730,098
Switzerland	–	894,049	–	894,049
United Kingdom	477,492	3,347,294	–	3,824,786
Preferred Stocks	–	498,609	–	498,609
Short-Term Investments	818,370	–	–	818,370
	2,132,897	17,465,399	–	19,598,296

1See respective Portfolio of Investments for underlying holdings in each fund. For additional information on the Underlying Funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each Underlying Fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

2At October 31, 2019, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

The following table presents the types of derivatives in the fund by location and as presented on the Statements of Assets and Liabilities as of October 31, 2019.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives
Fund	Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Covered Call & Equity Income	Equity	Options purchased	–	Options written	$(1,732,410)

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended October 31, 2019.

Fund	Derivatives not accounted for as hedging Instruments	Realized Gain (Loss) on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Option Purchased	$(83,782)	$3,834
	Option Written	52,516	(4,291)
	Futures	(46,496)	–
Total		$(77,762)	$(457)
Covered Call & Equity Income	Option Purchased	$(76,490)	$–
	Option Written	5,492,971	53,493
Total		$5,416,481	$53,493

The average volume (based on the open positions at each month-end) of derivative activity during the year ended October 31, 2019.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Core Bond	33	38
Covered Call & Equity Income	288	16,494

(1) Number of Contracts

There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended October 31, 2019.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2019

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows as of October 31, 2019:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.20%	High Income	0.55%
Moderate Allocation	0.20%	Diversified Income	0.65%
Aggressive Allocation	0.20%	Covered Call & Equity Income	0.85%
Government Money Market	0.40%	Dividend Income	0.75%
Tax-Free Virginia	0.50%	Large Cap Value	0.55%
Tax-Free National	0.40%	Investors	0.75%
High Quality Bond	0.30%	Mid Cap	0.75%
Core Bond	0.50%	Small Cap	1.00%
Corporate Bond	0.40%	International Stock	1.05%

Each of the Government Money Market, Core Bond, High Income, Diversified Income, Large Cap Value, Investors, Mid Cap, Small Cap, and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to Subadvisers. The only Subadviser for the funds at October 31, 2019, was Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may, from time to time, contractually or voluntarily agree to waive a portion of its fees or expenses related to the funds. Fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. During the year ended October 31, 2019, the Investment Adviser contractually agreed to waive advisory fees for the following funds:

Fund	Advisory Fee Waiver	Amount Waived
Government Money Market	The daily amount required to avoid a negative daily distribution rate, until at least February 27, 2020	$0
Dividend Income	0.10%, until at least February 27, 2020	164,825

The amounts waived for the year ended October 31, 2019, are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup waived fees.

Administrative Services Agreement. The Investment Adviser provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

Fund	Class A	Class B	Class C	Class Y	Class R6
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A
Government Money Market	0.15%	0.15%	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	0.02%
Corporate Bond	N/A	N/A	N/A	0.25%	N/A
High Income	0.20%	0.20%	N/A	0.20%	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%
Dividend Income	N/A	N/A	N/A	0.35%	N/A
Large Cap Value	0.36%	0.36%	N/A	0.36%	N/A
Investors	0.20%	N/A	N/A	0.20%	0.02%
Mid Cap	0.40%	0.40%	N/A	0.23%	0.02%
Small Cap	0.25%	N/A	N/A	0.25%	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A

The direct expenses of the funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the funds. Fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. During the year ended October 31, 2019, the Investment Adviser contractually agreed to waive administrative services fees for the following funds:

Fund	Administrative Services Fee Waiver	Amount Waived
Government Money Market	The daily amount required to avoid a negative daily distribution rate, until at least February 27, 2020	$0
Dividend Income	0.05%, until at least February 27, 2020	82,413
Small Cap	0.04%, until at least August 31, 2021	9,356

The amounts waived for the year ended October 31, 2019, are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup waived fees.

Shareholder Service and Distribution Plans (Rule 12b-1). The Trust has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act. These plans permit the applicable share classes to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below:

Shareholder Service Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds, other than the Government Money Market Fund. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

	Shareholder Servicing Fee			Distribution Fee		Total Shareholder Servicing and Distribution Fees (Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Government Money Market	N/A	N/A	N/A	0.75%	N/A	N/A	0.75%	N/A
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Corporate Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Income	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call & Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A

	Shareholder Servicing Fee			Distribution Fee		Total Shareholder Servicing and Distribution Fees (Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A

Madison Funds | Notes to the Financial Statements - continued | October 31, 2019

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In that regard, MFD agreed to waive a portion of 12b-1 fees on the Government Money Market Fund Class B Shares until at least February 27, 2020 for the purpose of maintaining a one day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2019, no fees were waived. MFD does not have the right to recoup waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the funds. Rather, they are deducted from the proceeds of sales of fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the year ended October 31, 2019, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$79,265	$3,102	$484	$9,899	$3,102	484
Moderate Allocation	120,739	15,621	643	13,986	15,621	643
Aggressive Allocation	82,987	6,230	134	9,500	6,230	134
Government Money Market	–	–	N/A	–	–	N/A
Core Bond	7,770	558	N/A	939	558	N/A
High Income	6,633	238	N/A	766	238	N/A
Diversified Income	122,308	4,255	924	15,722	4,255	924
Covered Call & Equity Income	16,042	N/A	233	1,906	N/A	233
Large Cap Value	23,563	838	N/A	2,768	838	N/A
Investors	91,537	N/A	N/A	11,052	N/A	N/A
Mid Cap	43,606	1,205	N/A	4,906	1,205	N/A
Small Cap[1]	121	N/A	N/A	9	N/A	N/A
International Stock	11,853	872	N/A	1,300	872	N/A

1Small Cap Class A reflects the period October 1, 2019 to October 31, 2019.

Other Expenses: In addition to the fees described above, the funds are responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Officers and Trustees: Certain officers and trustees of the funds are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Government Money Market Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free Virginia, Tax-Free National, Core Bond, Corporate Bond, High Income and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds declare and reinvest dividends, if any, annually. The funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2019, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$37,133,388	$44,183,375
Moderate Allocation	–	–	81,768,923	98,413,935
Aggressive Allocation	–	–	45,966,255	53,870,539
Tax-Free Virginia	–	–	4,809,546	4,624,288
Tax-Free National	–	–	6,042,569	6,751,076
High Quality Bond	13,280,269	18,923,186	3,841,736	6,084,780
Core Bond	29,304,589.25	25,658,218	26,698,992	65,639,336
Corporate Bond	–	–	3,058,474	9,365,111
High Income	–	–	2,805,080	4,482,341
Diversified Income	11,542,713	8,915,530	43,156,575	53,891,111
Covered Call & Equity Income	–	–	137,344,110	129,628,646
Dividend Income	–	–	132,942,552	44,768,420
Large Cap Value	–	–	48,613,284	68,158,366
Investors	–	–	67,941,112	78,585,200
Mid Cap	–	–	146,560,138	115,990,768
Small Cap	–	–	6,428,620	17,411,257
International Stock	–	–	6,843,443	8,266,762

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) “naked” or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 2 for information on derivatives.

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the

Madison Funds | Notes to the Financial Statements - continued | October 31, 2019

imperfect correlation between the change in fair value of the securities held by the fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund’s assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

8. FOREIGN SECURITIES

Each fund, other than the Tax-Free Funds and the Government Money Market Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the funds have reclaims receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Board of Trustees has authorized the Funds, other than the Government Money Market Fund, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of October 31, 2019, the aggregate fair value of securities on loan for the Madison fund family was $20,768,119. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. Treasuries or Government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

	Market Value	Cash Collateral	Non-Cash Collateral
Madison Conservative Allocation Fund	$7,555,083	$7,649,162	$43,575
Madison Moderate Allocation Fund	4,974,991	5,065,826	–
Madison High Quality Bond	210,612	214,965	–
Madison Core Bond Fund	213,012	227,850	–
Madison High Income Fund	956,101	982,778	–
Madison Diversified Income Fund	106,506	113,925	–
Madison Covered Call & Equity Income	798,569	–	842,163
Madison Small Cap Fund	5,686,304	4,301,630	1,364,420
Madison International Stock Fund	266,941	279,086	–

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2019. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2016-2019.

The tax character of distributions paid during the years ended October 31, 2019 and 2018 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2019	2018	2019	2018
Conservative Allocation	$816,149	$1,671,190	$1,846,126	$1,500,836
Moderate Allocation	1,779,112	3,234,984	8,855,369	3,897,589
Aggressive Allocation	661,934	1,479,235	4,977,290	2,179,119
Government Money Market	262,297	156,093	–	–
High Quality Bond	1,708,613	1,519,170	–	–
Core Bond	4,289,911	4,914,754	–	65,309
Corporate Bond	489,150	646,146	4,347	148,647
High Income	957,064	1,082,554	–	–
Diversified Income	2,872,876	2,684,671	12,056,811	2,474,390
Covered Call & Equity Income	12,181,405	10,217,816	–	–
Dividend Income	2,676,689	2,013,485	11,361,969	2,417,037
Large Cap Value	811,605	1,600,961	7,650,469	7,784,709
Investors	1,676,076	2,761,809	40,976,911	14,652,121
Mid Cap	2,503,740	75,123	26,595,610	12,318,722
Small Cap*	–	1,371,532	–	6,028,679
International Stock	287,826	262,752	565,428	–

*Amounts for Small Cap Fund reflect distributions during the one-month period ended October 31, 2019.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2019

	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2019	2018	2019	2018	2019	2018
Tax-Free Virginia	$427,160	$449,377	$–	$–	$–	$–
Tax-Free National	523,821	540,980	$–	3,539	127,563	73,275

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain
Conservative Allocation	$107,712	$–	$1,314,463
Moderate Allocation	1,072,254	–	3,314,224
Aggressive Allocation	402,490	–	2,527,340
Government Money Market	360	–	–
Tax-Free Virginia	–	2,354	–
Tax-Free National	6,609	7,097	67,697
High Quality Bond	150,446	–	–
Core Bond	431,433	–	–
Corporate Bond	4,185	–	–
High Income	5,624	–	–
Diversified Income	14,572	–	8,058,491
Covered Call & Equity Income	2,421,165	–	–
Dividend Income	330,082	–	5,363,786
Large Cap Value	420,921	–	1,807,159
Investors	993,388	–	16,831,180
Mid Cap	17,207	–	21,674,396
Small Cap	–	–	9,953,599
International Stock	269,007	–	947,498

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2019, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Government Money Market	$368	$–
Tax-Free Virginia	16,251	3,809
High Quality Bond	20,149	188,298
Corporate Bond	–	49,711
High Income	457,060	1,327,546

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect.

Amounts deferred are as follows:

Fund	Amount Deferred
Mid Cap	$1,398,413
Small Cap	422,454

For the year ended October 31, 2019, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Core Bond	$441,251
High Quality Bond	44,442

At October 31, 2019, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$4,277,274	$–	$4,277,274
Moderate Allocation	13,515,680	211	13,515,469
Aggressive Allocation	7,058,411	–	7,058,411
Tax-Free Virginia	1,059,123	6,245	1,052,878
Tax-Free National	1,283,179	1,924	1,281,255
High Quality Bond	1,662,373	–	1,662,373
Core Bond	6,926,592	657,974	6,268,618
Corporate Bond	1,069,179	26,679	1,042,500
High Income	432,776	543,824	(111,048)
Diversified Income	34,559,280	1,075,779	33,483,501
Covered Call & Equity Income	2,425,686	29,639,090	(27,213,404)
Dividend Income	31,841,043	1,262,454	30,578,589
Large Cap Value	10,424,801	855,005	9,569,796
Investors	106,565,899	5,290,871	101,275,028
Mid Cap	206,349,962	5,346,449	201,003,513
Small Cap	54,804,768	4,213,991	50,590,777
International Stock	4,364,937	475,214	3,889,723

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, distribution re-designations from investments in other regulated investment companies, and unusable capital loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2019, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$–	$4,746	$(4,746)
Moderate Allocation	–	18,175	(18,175)
Aggressive Allocation	(2)	10,643	(10,641)
Government Money Market	–	–	–
Tax-Free Virginia	–	–	–
Tax-Free National	–	–	–
High Quality Bond	–	–	–
Core Bond	–	227,209	(227,209)
Corporate Bond	–	–	–
High Income	–	–	–
Diversified Income	2	67,158	(67,160)
Covered Call & Equity Income	–	5,536,198	(5,536,198)
Dividend Income	–	–	–
Large Cap Value	–	–	–
Investors Fund	–	–	–
Mid Cap	–	(145,960)	145,960
Small Cap	(8,445,513)	(238,577)	8,684,090
International Stock	–	(4,117)	4,117

11. CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2019

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its net assets in high yield securities.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the fair value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The funds do monitor this risk closely.

In addition to the other risks described above and in the prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Issuers”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2019 follows:

Madison Funds | Notes to the Financial Statements - continued | October 31, 2019

Fund/Underlying Fund	Beginning Value as of 10/31/2018	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/2019	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	$13,042,539	$–	$(2,313,895)	$(67,366)	$985,572	$11,646,850	1,136,278	$337,612	$–
Madison Corporate Bond Fund Class Y	4,856,723	–	(1,101,099)	(47,733)	469,525	4,177,416	346,961	116,559	1,073
Madison Dividend Income Fund Class Y	4,770,573	724,974	(74,757)	2,434	213,387	5,636,611	203,856	85,520	459,454
Madison Investors Fund Class Y	4,836,327	726,836	(74,526)	2,053	171,535	5,662,225	237,609	31,372	695,465
Madison Mid Cap Fund Class Y	345,040	347,940	–	–	95,857	788,837	67,364	94	22,846
Totals	$27,851,202	$1,799,750	$(3,564,277)	$(110,612)	$1,935,876	$27,911,939		$571,157	$1,178,838

Moderate Allocation Fund
Madison Core Bond Fund Class Y	$16,767,597	$–	$(2,201,158)	$(55,089)	$1,271,718	$15,783,068	1,539,812	$411,750	–
Madison Dividend Income Fund Class Y	15,524,909	1,887,005	–	–	693,095	18,105,009	654,792	269,896	$1,442,108
Madison Investors Fund Class Y	15,474,848	2,325,665	–	–	557,756	18,358,269	770,385	100,380	2,225,285
Madison Large Cap Value Fund Class Y	3,086,868	285,777	(2,984,782)	(490,026)	102,163	–	–	32,019	253,759
Madison Mid Cap Fund Class Y	3,278,532	1,417,976	–	–	671,432	5,367,940	458,407	893	217,083
Totals	$54,132,754	$5,916,423	$(5,185,940)	$(545,115)	$3,296,164	$57,614,286		$814,938	$4,138,235
Aggressive Allocation Fund
Madison Core Bond Fund Class Y	$4,527,616	$–	$(535,195)	$(13,786)	$341,585	$4,320,220	421,485	$110,856	–
Madison Dividend Income Fund Class Y	7,927,719	1,555,456	–	–	370,290	9,853,465	356,364	144,116	$758,839
Madison Investors Fund Class Y	8,285,193	1,470,153	(203,705)	5,653	299,688	9,856,982	413,638	53,743	1,191,412
Madison Large Cap Value Fund Class Y	2,043,720	171,658	(1,964,409)	(289,965)	38,996	–	–	19,232	152,425
Madison Mid Cap Fund Class Y	1,935,088	1,553,656	–	–	407,415	3,896,159	332,721	527	128,129
Totals	$24,719,336	$4,750,923	$(2,703,309)	$(298,098)	$1,457,974	$27,926,826		$328,475	$2,230,804

1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

13. FUND REORGANIZATION

As of the close of business on August 30, 2019 the net assets of the Predecessor Fund were reorganized into the Small Cap Fund, based upon approval granted at a meeting held August 22, 2019 by the shareholders of the Predecessor Fund. Though the legal survivor of the business combination was the Small Cap Fund, the Predecessor Fund was determined to be the accounting survivor, and therefore, the historical performance of the Predecessor Fund was retained. Under the plan of reorganization, a single share of the Predecessor Fund was exchanged for 2.469195 shares of the Small Cap Fund’s Class Y shares. Net asset values and other per share information within the financial highlights for historical periods were adjusted by this conversion ratio for comparability purposes due to the accounting survivor being the Predecessor Fund. Additionally, due to the accounting survivor being the Predecessor Fund, previously held Class A shares the Small Cap Fund are treated to have commenced investment operations on August 31, 2019 as shown in the financial highlights. The Reorganization was accomplished by a tax free exchange as detailed below:

	Before Merger		After Merger
	Broadview Opportunity Fund	Madison Small Cap Fund Class Y	Madison Small Cap Fund Class Y
Net Assets	$254,130,721	$24,220,585	$278,351,306
Shares Outstanding	9,731,341	2,290,103	26,318,681
NAV per share	$26.11	$10.58	$10.58

*Above table illustrates the sole share class of the Predecessor Fund before the Reorganization and the Small Cap Fund’s Class Y shares immediately before and after Reorganization. Immediately before and after the Reorganization, the Small Cap Fund had 321,301 Class A shares outstanding with a combined net asset value of $3,382,044 and a NAV per share of $10.53. As discussed above, as a result of the Reorganization, Class A shares are deemed to have commenced operation on August 31, 2019.

14. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Madison Funds | Notes to the Financial Statements - continued  |  October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Madison Funds (the “Funds”) comprising Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Government Money Market Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Mid Cap Fund, Madison Small Cap Fund, and Madison International Stock Fund, including the portfolios of investments as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes, except Madison Small Cap Fund; the related statements of operations, changes in net assets, and financial highlights for the period from October 1, 2019 through October 31, 2019 and the year ended September 30, 2019, for Madison Small Cap Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting the Madison Funds, except Madison Small Cap Fund as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Madison Small Cap Fund as of October 31, 2019 the results of its operations, changes in its net assets and financial highlights for the period ended October 31, 2019 and for the year ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2018 for Madison Small Cap Fund was audited by another auditor whose report dated November 20, 2018, expressed an unqualified opinion on this statement. The financial highlights for the four years in the period ended September 30, 2018, for Madison Small Cap Fund, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization discussed in footnote 13 to the financial statements, were audited by other auditors whose reports, dated November 20, 2018 and November 27, 2015, expressed unqualified opinions on those financial highlights. We have audited the adjustments to the financial highlights for each of the years in the period ended September 30, 2018, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 13 to the financial statements. Our procedures included recalculating the conversion factor discussed in footnote 13 to the financial statements. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or reperform any procedures to the financial statements and financial highlights for periods prior to October 1, 2018 other than with respect to the retrospective adjustment described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Small Cap Fund for periods prior to October 1, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche, LLP

Chicago, IL
December 20, 2019

We have served as the auditor of one or more Madison Funds investment companies since 2009.

Madison Funds | Notes to the Financial Statements - continued  |  October 31, 2019

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At an in-person meeting of the Board held on July 30-31, 2019, the Board of Trustees (the “Board” or “Trustees”) of Madison Funds (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”) and the continuance of the Investment Sub-Advisory Agreements between the Adviser and Lazard Asset Management LLC (“Lazard”) and Wellington Management Company LLP (“Wellington,” and together with Lazard, the “Sub-Advisers”) with respect to certain funds.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements (together, the “Agreements”) the Adviser and Sub-Advisers furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The Board noted that, following the consummation of the pending merger of the Broadview Opportunity Fund with and into the Madison Small Cap Fund (the “Broadview Transaction”), Wellington would be terminated as Sub-Adviser to the Madison Small Cap Fund and the combined Fund would be managed internally by the portfolio management team that currently manages the Broadview Opportunity Fund. Accordingly, the Board was being asked to consider approving the continuation of the Sub-Advisory Agreement between the Adviser and Wellington through the consummation of the Broadview Transaction, after which the Madison Small Cap Fund would be managed under the Investment Advisory Agreement with the Adviser. The information provided to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s and Sub-Advisers’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreements with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and the Sub-Advisers, and representatives of the Adviser and Lazard, respectively, discussed with the Independent Trustees each of those additional inquiries at the July 2019 meeting. The Board noted that representatives from Wellington did not join the meeting (telephonically or otherwise) in light of the pending Broadview Transaction, but representatives from the Adviser responded to questions regarding the materials provided by Wellington.

In approving the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser and Sub-Advisers to the funds, as applicable, including the personnel providing such services; (2) the Adviser’s and Sub-Advisers’ compensation and profitability; (3) a comparison of fees and performance with comparable funds and accounts; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and, as applicable, Sub-Adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and Sub-Advisers discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any Sub-Advisers to fund portfolios.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser (and Sub-Adviser, as applicable) to the fund were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the funds, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed a different process this year than the prior year, after Board input and review. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Madison Funds | Other Information (unaudited) - continued | October 31, 2019

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed a different methodology this year versus last in terms of peer group selection, which, again, was the result of Board input and review.

The Board noted that the Adviser or its affiliates, and, as applicable, Sub-Advisers, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective Sub-Advisers) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Sub-Adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser (or Sub-Adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Sub-Adviser, if applicable) may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Sub-Adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the funds pursuant to its administrative services agreement with the Trust (or series, as the case may be) (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $16.5 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Based on the foregoing, the Board concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided. In considering the profitability of the Sub-Advisers, the Board noted that the Sub-Advisory fees payable under the Sub-Advisory Agreements are paid by the Adviser out of the fees that it receives under the Advisory Agreement and were negotiated by the Adviser at arm’s length. As a consequence, the profitability to each Sub-Adviser of its relationship with the applicable fund was not a substantial factor in the Board’s deliberations.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees (pursuant to its existing Advisory Agreement or pursuant to an applicable Services Agreement, as the case may be) with regard to: the Madison Government Money Market Fund and Madison Dividend Income Fund. Further, the Trustees noted that the Adviser agreed to reduce its services fee for the Madison Small Cap Fund for at least two years following the date of consummation of the Broadview Transaction. Because the Adviser pays the Sub-Advisers’ Sub-Advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale with respect to a Sub-Advisers’ management of the applicable funds to be a material factor in its consideration.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on its review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and Sub-Advisers. She noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Sub-Advisers and representatives of the Adviser and Lazard, respectively, and discussed each matter raised.

In considering the renewal of the funds’ Advisory and Sub-Advisory Agreements, as applicable, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each

Madison Funds  |  Other Information (unaudited) - continued  |  October 31, 2019

fund. The Board reached the following conclusions regarding each fund’s Advisory (and, as applicable, Sub-Advisory) Agreement, among others: (a) the Adviser (and Sub-Adviser, as applicable) demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory or Sub-Advisory Agreements, as applicable; (b) the Adviser (and Sub-Adviser, as applicable) is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of the fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory (and, as applicable, sub-advisory) fee is reasonable in light of the services received by the fund from the Adviser (and, as applicable, Sub-Adviser) and other factors considered; and (e) the Adviser’s (and Sub-Advisers’, as applicable) investment strategies are appropriate for pursuing the investment objectives of the fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders, and that with respect to those funds that are Sub-Advised, continuation of such fund’s Sub-Advisory Agreement was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreements for those funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2019. Expenses paid during the period in the tables below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,039.90	0.70%	$3.60	$1,035.40	1.45%	$7.44
Moderate Allocation*	1,000	1,031.60	0.70%	3.58	1,027.50	1.45%	7.41
Aggressive Allocation*	1,000	1,025.60	0.70%	3.57	1,022.00	1.45%	7.39
Government Money Market	1,000	1,008.40	0.55%	2.78	1,004.60	1.30%	6.57
Core Bond	1,000	1,051.10	0.90%	4.65	1,047.10	1.65%	8.51
High Income	1,000	1,010.70	1.00%	5.07	1,006.60	1.75%	8.85
Diversified Income	1,000	1,041.20	1.10%	5.66	1,036.30	1.85%	9.50
Covered Call & Equity Income	1,000	1,011.60	1.25%	6.34	N/A	N/A	N/A
Large Cap Value	1,000	1,014.10	1.16%	5.89	1,010.50	1.91%	9.68
Investors	1,000	1,045.30	1.20%	6.19	N/A	N/A	N/A
Mid Cap	1,000	1,080.90	1.40%	7.34	1,078.00	2.15%	11.26
Small Cap	1,000	1,029.60	1.46%	1.26	N/A	N/A	N/A
International Stock	1,000	1,024.20	1.60%	8.16	1,020.20	2.35%	11.97

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,035.40	1.45%	$7.44
Moderate Allocation*	1,000	1,027.40	1.45%	7.41
Aggressive Allocation*	1,000	1,022.00	1.45%	7.39
Diversified Income	1,000	1,037.00	1.84%	9.45
Covered Call & Equity Income	1,000	1,008.30	2.00%	10.12

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,030.30	N/A	N/A
Tax-Free National	1,000	1,031.20	0.75%	$3.84
High Quality Bond	1,000	1,029.00	N/A	$N/A
Core Bond	1,000	1,052.60	0.65%	$3.36
Corporate Bond	1,000	1,070.00	0.65%	$3.39
High Income	1,000	1,012.20	0.75%	$3.80
Covered Call & Equity Income	1,000	1,012.50	1.00%	$5.07
Dividend Income	1,000	1,036.90	0.95%	$4.88
Large Cap Value	1,000	1,015.70	0.91%	$4.62
Investors	1,000	1,046.10	0.95%	$4.90
Mid Cap	1,000	1,084.30	0.97%	$5.10
Small Cap	1,000	1,029.40	1.21%	$1.04
International Stock	1,000	1,025.70	1.35%	$6.89

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,053.20	0.52%	$2.69
Covered Call & Equity Income	1,000	$1,013.60	0.87%	$4.42
Investors	1,000	$1,047.00	0.77%	$3.97
Mid Cap	1,000	$1,084.10	0.76%	$3.99

*The annual expense ratio does not include the expenses of the underlying funds.

Madison Funds  |  Other Information (unaudited) - continued  |  October 31, 2019

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,021.68	0.70%	$3.57	$1,017.90	1.45%	$7.37
Moderate Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.37
Aggressive Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.37
Government Money Market	1,000	1,022.43	0.55%	2.80	1,018.65	1.30%	6.61
Core Bond	1,000	1,020.67	0.90%	4.58	1,016.89	1.65%	8.39
High Income	1,000	1,020.16	1.00%	5.09	1,016.38	1.75%	8.89
Diversified Income	1,000	1,019.66	1.10%	5.60	1,015.88	1.85%	9.40
Covered Call & Equity Income	1,000	1,018.90	1.25%	6.36	N/A	N/A	N/A
Large Cap Value	1,000	1,019.36	1.16%	5.90	1,015.58	1.91%	9.70
Investors	1,000	1,019.16	1.20%	6.11	N/A	N/A	N/A
Mid Cap	1,000	1,018.15	1.40%	7.12	1,014.37	2.15%	10.92
Small Cap	1,000	1,071.85	1.46%	7.43	N/A	N/A	N/A
International Stock	1,000	1,017.14	1.60%	8.13	1,013.36	2.35%	11.93

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,017.90	1.45%	$7.37
Moderate Allocation*	1,000	$1,017.90	1.45%	$7.37
Aggressive Allocation*	1,000	$1,017.90	1.45%	$7.37
Diversified Income	1,000	$1,015.93	1.84%	$9.35
Covered Call & Equity Income	1,000	$1,015.12	2.00%	10.16

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,025.21	N/A	N/A
Tax-Free National	1,000	1,021.42	0.75%	$3.82
High Quality Bond	1,000	1,025.21	N/A	N/A
Core Bond	1,000	1,021.93	0.65%	3.31
Corporate Bond	1,000	1,021.93	0.65%	3.31
High Income	1,000	1,021.42	0.75%	3.82
Covered Call & Equity Income	1,000	1,020.16	1.00%	5.09
Dividend Income	1,000	1,020.42	0.95%	4.84
Large Cap Value	1,000	1,020.62	0.91%	4.63
Investors	1,000	1,020.42	0.95%	4.84
Mid Cap	1,000	1,020.32	0.97%	4.94
Small Cap	1,000	1,019.11	1.21%	6.16
International Stock	1,000	1,018.40	1.35%	6.87

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,022.58	0.52%	$2.65
Covered Call & Equity Income	1,000	1,020.82	0.87%	4.43
Investors	1,000	1,021.32	0.77%	3.92
Mid Cap	1,000	1,021.37	0.76%	3.87

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the funds to vote proxies related to portfolio securities is available to shareholders at no cost on the funds’ website at www.madisonfunds.com or by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost 1-800-SEC-0330 on the SEC’s website at www.sec.gov.

Madison Funds  |  Other Information (unaudited) - continued  |  October 31, 2019

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

RESULTS OF SHAREHOLDER VOTES

Special Meeting. A Special Meeting of Shareholders (“Meeting”) of the Trust was held on October 3, 2019. At this meeting, shareholders of the Trust voted on Proposal No. 1 - Election of Trustees. The number of shares of the funds as of July 19, 2019, the “record date,” issued and outstanding and entitled to vote at the Meeting was 178,392,364.262 with a net asset value of $2,112,324,349.376. Each shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the funds as of the record date.

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal, and the presence in person or by proxy of shareholders entitled to cast at least 20% of the votes entitled to be cast at the Meeting shall constitute a quorum. The election of each trustee nominee under Proposal 1 must be approved by the affirmative vote of a plurality of the votes cast at the Meeting

Proposal 1: Election of Trustees. The six trustee nominees up for election at the Meeting received the requisite votes and were approved. The proxy vote totals were as follows:

Trustee Nominee	Term Ends (as of 12/31)	Votes For	% Votes For	Votes Withheld	% Votes Withheld
James R. Imhoff, Jr.	2020	1,486,928,631.613	98.624%	20,744,414.494	1.376%
Scott C. Jones	2034	1,486,178,830.761	98.574%	21,494,215.346	1.426%
Steven P. Riege	2028	1,487,584,716.221	98.668%	20,088,329.886	1.332%
Richard E. Struthers	2028	1,488,395,900.225	98.721%	19,277,145.882	1.279%
Carrie J. Thome	2032	1,488,826,063.126	98.750%	18,846,982.981	1.250%
Kevin S. Thompson	2034	1,487,672,284.986	98.673%	20,000,761.121	1.327%

TAX INFORMATION

Foreign Tax Credits: The funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the funds to their shareholders. For the year ended 2019, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$34,380	$636,967

Complete information regarding the funds’ foreign tax credit pass through to shareholders for the year ended October 31, 2019, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2019, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	17.49%	Dividend Income	100.00%
Moderate Allocation	11.30%	Investors	100.00%
Aggressive Allocation	39.10%	Large Cap Value	100.00%
Diversified Income	92.99%	Mid Cap	100.00%
Covered Call Equity Income	20.74%

Qualified Dividend Income: For the taxable year ended 2019, the funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2017, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$286,419	Investors	$1,610,642
Moderate Allocation	978,453	Dividend Income	2,950,144
Aggressive Allocation	586,940	Large Cap Value	573,109
Diversified Income	2,884,276	Mid Cap	119,254
Covered Call & Equity Income	2,415,932	International Stock	303,537

Madison Funds  |  October 31, 2019

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, WI 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Kevin S. Thompson[2] 1966	Trustee and President, 2019 - Present; Chief Legal Officer and Assistant Secretary, 2017 - Present	Madison Asset Management, LLC (“Madison”), Chief Legal Officer and Chief Administrative Officer, 2017 - Present Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present	18	N/A
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Ultra Series Fund (14) (mutual funds) and Madison Covered Call & Equity Strategy Fund (closed-end fund), Chief Legal Officer and Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017 - 2018

CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CUNA Brokerage Services, Inc, 2016 - 2017
Paul A. Lefurgey 1964	Vice President, 2009 - Present

MIH, Madison and MIA, CEO, 2017 - Present; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017

			N/A	N/A
Ultra Series Fund (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018
Greg D. Hoppe 1969	Chief Financial Officer 2019 - Present; Treasurer, 2009 - 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Ultra Series Fund (14), Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

			N/A	N/A
Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007 and 2009 - Present; Anti-Money Laundering Officer, 2019 - Present

MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Ultra Series Fund and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018

			N/A	N/A
Steve J. Fredricks 1970	Chief Compliance Officer and Assistant Secretary, 2018 - Present

MIH, MIA and Madison, Chief Compliance Officer, 2018 - Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018

			N/A	N/A
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
Trey D. Edgerle 1990	Assistant Secretary, 2017 - Present	MIH, MIA and Madison, Mutual Fund and Compliance Associate, 2016 - Present	N/A	N/A
Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018
U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016

1           As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

2           “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds. On October 31, 2019, the shareholders of each series of the Madison Funds approved the election of Mr. Thompson as a Trustee.

71

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/ Trustee
James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Inc. (real estate brokers), Madison, WI, Chairman, 2017 - Present; Chief Executive Officer, 1996 - 2017	33	Park Bank, 1978 - Present
				First Weber, Inc., 2017 - Present
				Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (14), 2009 - Present
Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting) Milwaukee, WI, Owner/ President, 2001 - Present	33	Lange Bros. Woodworking Co., Inc., 2017 - Present
		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001		Ultra Series Fund (14), 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	33	Ultra Series Fund (14), 2004 - Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present
Carrie J. Thome 1968	Trustee, 2017- Present	Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 - 2019	32	Ultra Series Fund (14), 2017 - Present
Scott C. Jones[3] 1962	Trustee, 2019 - Present	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013	18	Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 - Present; Trustee, Manager Directed Portfolios (open-end fund family (9), 2016 - Present (Lead Independent Trustee since 2017); Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 -2016

[1]	A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee, and shall not apply to Mr. Imhoff, who is scheduled to retire at the end of 2020. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.
[2]	As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.
[3]	On October 3, 2019, the shareholders of each series of the Madison Funds approved the election Mr. Jones to serve as an Independent Trustee.

SEC File Number: 811-08261

72

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Madison Funds Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In July 2019, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended October 31, 2019 and 2018, respectively were $220,000 ($483,000 including the Small Cap report dated September 30, 2019, Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $206,000 ($450,000 including the Affiliated Funds).

(b) Audit-Related Fees.   For the fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust’s annual financial statements other than those referenced in paragraph (a) above, totaled $12,000 and $10,800, respectively.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $87,780 and $89,398, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)          (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Kevin S. Thompson

Kevin S. Thompson, Chief Legal Officer

Date: January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin S. Thompson

Kevin S. Thompson, Principal Executive Officer

Date: January 2, 2020

/s/ Greg D. Hoppe

Greg D. Hoppe, Principal Financial Officer

Date: January 2, 2020